                                 UNITED STATES                 FILE NO. 33-47287
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549             FILE NO. 811-6637

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              | |
                                ------

    Post Effective Amendment No.   24                                        |X|
                                 ------


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              | |


    Amendment No.   25                                                       |X|
                  ------

                               THE BRINSON FUNDS
                               =================
              (Exact name of Registrant as Specified in Charter)

209 South LaSalle Street
Chicago, Illinois                                                     60604-1295
-----------------                                                     ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code                  312-220-7100
                                                                    ------------

                               The Brinson Funds
                           209 South LaSalle Street
                         Chicago, Illinois 60604-1295
                         ----------------------------
                    (Name and Address of Agent for Service)

COPIES TO:                    Bruce G. Leto, Esq.
                    Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICAL AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

| |  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

|X|  ON DECEMBER 10, 1998, PURSUANT TO PARAGRAPH (b)

| |  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)

| |  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
        ------

| |  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)

| |  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.
        ------

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

| | THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

                                               THE BRINSON FUNDS
                                  Cross Reference Sheet Pursuant to Rule 481b

FORM N-1A ITEM                                           CAPTION IN PROSPECTUSES
                                                         -----------------------

     PART A  INFORMATION REQUIRED IN A PROSPECTUS
     ------  ------------------------------------

     1.      Cover Page                                    Cover Page

     2.      Synopsis                                      Annual Fund Operating Expenses

     3.      Condensed Financial Information               Financial Highlights

     4.      General Description of Registrant             Description of the Funds; Investment Objectives and Policies;
                                                           Investment Considerations and Risks; Appendix A

     5.      Management of the Fund                        Management of the Trust-Portfolio Management; Administration of the
                                                           Trust; General Information

     5A.     Management's Discussion of                    (Included in Annual Report to Shareholders)
             Fund Performance

     6.      Capital Stock and Other Securities            General Information; Dividends, Distributions, and Taxes;

     7.      Purchase of Securities Being Offered          Purchase of Shares; Account Options; Exchange of Shares; Distribution
                                                           Plan;* Net Asset Value

     8.      Redemption or Repurchase                      Redemption of Shares

     9.      Legal Proceedings                             Not Applicable

     PART B  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
     ------  -------------------------------------------------------------

     10.     Cover Page                                    Cover Page

     11.     Table of Contents                             Table of Contents

     12.     General Information and History               Not Applicable

     13.     Investment Objectives and Policies            Investment Strategies; Investment Restrictions; Portfolio
                                                           Transactions and Brokerage Commissions

     14.     Management of the Registrant                  Management of the Trust; Trustees and Officers; and Compensation Table

     15.     Control Persons and Principal Holders of      Control Persons and Principal Holders of Securities
               Securities

     16.     Investment Advisory and Other Services        Investment Advisory and Other Services

     17.     Brokerage Allocation and Other Practices      Portfolio Transactions and Brokerage Commissions
==================================================================================================================

-------------------
*This caption and section is not included in prospectus for the Brinson
Funds-Class I shares.
                                                                                                            PAGE 2


     18.     Capital Stock and Other Securities            Shares of Beneficial Interest

     19.     Purchase, Redemption and Pricing of           Purchases; Redemptions
             Securities Being Offered

     20.     Tax Status                                    Redemptions-Taxation

     21.     Underwriters                                  Investment Advisory and Other Services-Underwriter

     22.     Calculations of Performance Data              Performance Calculations

     23.     Financial Statements                          Financial Statements

     PART C  OTHER INFORMATION
     ------  -----------------

             Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
             Statement.

================================================================================

                               THE BRINSON FUNDS
                                    [LOGO]
                            209 South LaSalle Street
                             Chicago, IL 60604-1295

                                   PROSPECTUS
                               December 10, 1998

     This Prospectus describes the Brinson Fund-Class I shares of certain of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers thirteen distinct investment portfolios. This Prospectus describes eleven of the Trust's investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Series" and collectively, the "Series"). The two remaining investment portfolios of the Trust--Emerging Markets Equity Fund and Emerging Markets Debt Fund--are described in a separate prospectus. Each Series and each other investment portfolio offered by the Trust offers three separate classes of shares--the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. The Brinson Fund-Class I shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Large Capitalization Growth Fund, Brinson U.S. Small Capitalization Growth Fund, Brinson U.S. Bond Fund, Brinson High Yield Fund and Brinson Global (ex-U.S.) Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class I shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual
Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-448-2430. The UBS Investment Funds class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-794-7753.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class I shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds, the other investment portfolios offered by the Trust and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated December 10, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Prior Performance of Advisor...............................................   9
Description of the Funds...................................................  12
Investment Objectives and Policies.........................................  12
  Global Fund..............................................................  12
  Global Equity Fund.......................................................  13
  Global Bond Fund.........................................................  13
  U.S. Balanced Fund.......................................................  14
  U.S. Equity Fund.........................................................  14
  U.S. Large Capitalization Equity Fund....................................  14
  U.S. Large Capitalization Growth Fund....................................  15
  U.S. Small Capitalization Growth Fund....................................  15
  U.S. Bond Fund...........................................................  16
  High Yield Fund..........................................................  16
  Global (ex-U.S.) Equity Fund.............................................  17
Investment Considerations and Risks........................................  18
Management of the Trust....................................................  24
Portfolio Management.......................................................  25
Administration of the Trust................................................  25
Purchase of Shares.........................................................  27
Account Options............................................................  29
Redemption of Shares.......................................................  30
Net Asset Value............................................................  32
Dividends, Distributions and Taxes.........................................  34
General Information........................................................  35
Performance Information....................................................  38
Appendix A.................................................................  39
Appendix B.................................................................  47

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                            TOTAL FUND
                                                                        OPERATING EXPENSES
                                                                        (AFTER FEE WAIVER
BRINSON FUND CLASS I        MANAGEMENT FEES         OTHER EXPENSES          AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/1/   REIMBURSEMENT)/1/
--------------------     --------------------- ------------------------ ------------------
Global Fund ............         0.80%                  0.14%                 0.94%
Global Equity Fund......         0.78%                  0.22%                 1.00%
Global Bond Fund........         0.69%                  0.21%                 0.90%
U.S. Balanced Fund......         0.69%                  0.11%                 0.80%
U.S. Equity Fund........         0.70%                  0.10%                 0.80%
U.S. Large Capitaliza-
 tion Equity Fund.......         0.00%                  0.80%                 0.80%
U.S. Large Capitaliza-
 tion Growth Fund.......         0.70%                  0.10%                 0.80%
U.S. Small Capitaliza-
 tion Growth Fund.......         1.00%                  0.15%                 1.15%
U.S. Bond Fund..........         0.26%                  0.34%                 0.60%
High Yield Fund.........         0.60%                  0.10%                 0.70%
Global (ex-U.S.) Equity
 Fund...................         0.80%                  0.20%                 1.00%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.70%, 1.00%, 0.50%, 0.60% and 0.80%, respectively. The
  Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.80%, 1.15%, 0.60% 0.70% and 1.00%, respectively. Had the
  Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the Brinson Fund Class I shares of the Series for the fiscal year ended June 30, 1998 for the Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund, would have been 1.02%, 0.96%, 0.81%, 1.59%, and 0.84%, respectively. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998. The fees and expenses of the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund are based on estimates.

EXAMPLE: Based on the level of expenses listed above after fee waivers and expense reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS I SHARES                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------                      ------ ------- ------- --------
Global Fund.....................................  $10     $30     $52     $115
Global Equity Fund..............................  $10     $32     $55     $122
Global Bond Fund................................  $ 9     $29     $50     $111
U.S. Balanced Fund..............................  $ 8     $26     $44     $ 99
U.S. Equity Fund................................  $ 8     $26     $44     $ 99
U.S. Large Capitalization Equity Fund...........  $ 8     $26     $44     $ 99
U.S. Large Capitalization Growth Fund...........  $ 8     $26     $44     $ 99
U.S. Small Capitalization Growth Fund...........  $12     $37     $63     $140
U.S. Bond Fund..................................  $ 6     $19     $33     $ 75
High Yield Fund.................................  $ 7     $22     $39     $ 87
Global (ex-U.S.) Equity Fund....................  $10     $32     $55     $122

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Global (ex-U.S.) Equity Fund

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ended June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.

U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund

  The U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund (collectively, the "New Series") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a New Series, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund were reorganized and merged into the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund, respectively. (These transactions are collectively referred to as the "Reorganizations.") In conjunction with the Reorganizations, the fiscal year ends of the Predecessor Funds were changed to June 30. The New Series had no operations prior to the Reorganizations.

  The selected financial information in the following table has been audited by the Predecessor Funds' independent auditors, whose unqualified reports on the financial statements containing such information (the "Reports") appear in the Predecessor Funds' Annual Reports to Shareholders dated December 31, 1997 (the "Predecessor Funds' Annual Reports"). In addition, the table includes unaudited financial information for the period ended June 30, 1998, which is included in the Predecessor Funds' Semi-Annual Reports to Shareholders (the "Predecessor Funds' Semi-Annual Reports") dated June 30, 1998. Additional performance and financial data and related notes are contained in the Predecessor Funds' Annual Reports and the Predecessor Funds' Semi-Annual Reports (the "Predecessor Funds' Reports"), which are available without charge upon request. The Predecessor Funds' Financial Statements for the fiscal year ended December 31, 1997, and the period ended June 30, 1998, and the Predecessor Funds' Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30 AND DECEMBER 31

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' and the Predecessor Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                 TOTAL      TIONS   DISTRIBU-
                                                 INCOME   FROM AND    TIONS              NET                 NET
                                       NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET    REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL FUND--CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  $10.00    0.26      0.81        1.07     (0.20)      --      (0.20)   $10.87   10.76 %   $191,389
1994............  $10.87    0.33     (0.23)       0.10     (0.27)    (0.27)    (0.54)   $10.43    0.77 %   $278,859
1995............  $10.43    0.43      0.86        1.29     (0.27)    (0.10)    (0.37)   $11.35   12.57 %   $365,678
1996............  $11.35    0.44      1.37        1.81     (0.62)    (0.32)    (0.94)   $12.22   16.38 %   $457,933
1997............  $12.22    0.38      1.79        2.17     (0.61)    (0.65)    (1.26)   $13.13   18.79 %   $586,667
1998............  $13.13    0.37      0.62        0.99     (0.65)    (0.70)    (1.35)   $12.77    8.28 %   $667,745
BRINSON GLOBAL EQUITY FUND--CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  $10.00    0.07     (0.54)      (0.47)    (0.04)      --      (0.04)   $ 9.49   (4.70)%   $ 20,642
1995............  $ 9.49    0.18      0.39        0.57     (0.04)    (0.09)    (0.13)   $ 9.93    6.06 %   $ 20,706
1996............  $ 9.93    0.18      2.29        2.47     (0.14)    (0.69)    (0.83)   $11.57   25.66 %   $ 27,126
1997............  $11.57    0.16      2.14        2.30     (0.12)    (0.99)    (1.11)   $12.76   21.26 %   $ 48,054
1998............  $12.76    0.22      0.78        1.00     (0.17)    (1.05)    (1.22)   $12.54    8.99 %   $ 22,724
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                   BEFORE     AFTER      BEFORE     AFTER
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER
YEAR                MENT       MENT       MENT       MENT      RATE
----             ---------- ---------- ---------- ---------- ---------
BRINSON GLOBAL FUND--CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  1.35%/1/   1.05%/1/   3.26%/1/   3.56%/1/    149%
1994............  1.14%      1.10%      3.21%      3.25%       231%
1995............  1.09%        N/A      4.27%        N/A       238%
1996............  1.04%        N/A      3.69%        N/A       142%
1997............  0.99%        N/A      3.03%        N/A       150%
1998............  0.94%        N/A      2.70%        N/A        88%
BRINSON GLOBAL EQUITY FUND--CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  2.65%/1/   1.00%/1/   0.24%/1/   1.89%/1/     21%
1995............  2.06%      1.00%      0.71%      1.77%        36%
1996............  1.77%      1.00%      0.57%      1.34%        74%
1997............  1.25%      1.00%      1.35%      1.60%        32%
1998............  1.02%      1.00%      1.29%      1.31%        46%

/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period.

/4/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.
/5/For the period from commencement of operations to December 31, 1997.

/6/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.
/7/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds. /8/For the period from January 1, 1998 to June 30, 1998.
N/A=Not Applicable.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS              NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND            ASSET               ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL BOND FUND--CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  $10.00   0.45      (0.52)      (0.07)    (0.28)    (0.10)    (0.38)   $ 9.55   (0.79)%   $ 36,849
1995............  $ 9.55   0.50       0.58        1.08     (0.24)      --      (0.24)   $10.39   11.34 %   $ 51,863
1996............  $10.39   0.84       0.31        1.15     (1.40)    (0.10)    (1.50)   $10.04   11.50 %   $ 41,066
1997............  $10.04   0.67       0.08        0.75     (0.96)    (0.19)    (1.15)   $ 9.64    7.71 %   $ 54,157
1998............  $ 9.64   0.43/3/   (0.18)       0.25     (0.31)    (0.17)    (0.48)    $9.41    2.69 %   $ 91,274
BRINSON U.S. BALANCED FUND--CLASS I (Commencement of Operations December 30, 1994)/2/
1995............  $10.00   0.23       1.16        1.39     (0.16)      --      (0.16)   $11.23   13.91 %   $157,724
1996............  $11.23   0.44       1.04        1.48     (0.43)    (0.57)    (1.00)   $11.71   13.52 %   $227,829
1997............  $11.71   0.47       1.29        1.76     (0.40)    (0.54)    (0.94)   $12.53   15.50 %   $282,860
1998............  $12.53   0.49/3/    0.93        1.42     (0.77)    (0.94)    (1.71)   $12.24   12.19 %   $ 80,556
BRINSON U.S. EQUITY FUND--CLASS I (Commencement of Operations February 22, 1994)/2/
1994............  $10.00   0.05      (0.36)      (0.31)    (0.04)      --      (0.04)   $ 9.65   (3.10)%   $  8,200
1995............  $ 9.65   0.16       1.89        2.05     (0.14)    (0.03)    (0.17)   $11.53   21.45 %   $ 42,573
1996............  $11.53   0.17       3.31        3.48     (0.17)    (0.25)    (0.42)   $14.59   30.57 %   $126,342
1997............  $14.59   0.15       4.27        4.42     (0.14)    (1.23)    (1.37)   $17.64   31.87 %   $337,949
1998............  $17.64   0.19       3.39        3.58     (0.18)    (1.13)    (1.31)   $19.91   21.48 %   $605,768
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS I (Commencement of Operations April 6, 1998)
1998............  $10.00   0.02      (0.20)      (0.18)    (0.02)      --      (0.02)   $ 9.80   (1.83)%   $    154
                           RATIOS/SUPPLEMENTAL DATA
                 --------------------------------------------
                                            RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET         TO AVERAGE NET
                        ASSETS                 ASSETS
                 --------------------- ----------------------
                   BEFORE     AFTER      BEFORE      AFTER
                  EXPENSE    EXPENSE     EXPENSE    EXPENSE   PORTFOLIO
                 REIMBURSE- REIMBURSE- REIMBURSE-  REIMBURSE- TURNOVER
YEAR                MENT       MENT       MENT        MENT      RATE
----             ---------- ---------- ----------- ---------- ---------
BRINSON GLOBAL BOND FUND--CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  1.78%/1/   0.90%/1/    4.03%/1/   4.91%/1/    189%
1995............  1.43%      0.90%       5.53%      6.06%       199%
1996............  1.65%      0.90%       4.98%      5.73%       184%
1997............  1.32%      0.90%       4.90%      5.32%       235%
1998............  0.96%      0.90%       4.47%      4.53%       151%
BRINSON U.S. BALANCED FUND--CLASS I (Commencement of Operations December 30, 1994)/2/
1995............  1.06%/1/   0.80%/1/    4.36 %/1/  4.63%/1/    196%
1996............  1.01%      0.80%       3.76 %     3.97%       240%
1997............  0.88%      0.80%       3.78 %     3.86%       329%
1998............  0.81%      0.80%       3.88 %     3.89%       194%
BRINSON U.S. EQUITY FUND--CLASS I (Commencement of Operations February 22, 1994)/2/
1994............  5.40%/1/   0.80%/1/   (2.82)%/1/  1.78%/1/      9%
1995............  1.70%      0.80%       1.09 %     1.99%        33%
1996............  1.14%      0.80%       1.13 %     1.47%        36%
1997............  0.89%      0.80%       1.06 %     1.15%        43%
1998............  0.80%        N/A       1.12 %       N/A        42%
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS I (Commencement of Operations April 6, 1998)
1998............  1.59%/1/   0.80%/1/    0.52 %/1/  1.31%/1/     12%

-----
/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period.

/4/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.
/5/For the period from commencement of operations to December 31, 1997.

/6/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.
/7/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds. /8/For the period from January 1, 1998 to June 30, 1998.
N/A=Not Applicable.

                            INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                 LESS DISTRIBUTIONS
                           ------------------------------- -----------------------------
                                                  TOTAL              DISTRIBU-
                                                  INCOME   DISTRIBU-   TIONS               NET                 NET
                                        NET       (LOSS)     TIONS   FROM AND             ASSET               ASSETS
                 NET ASSET   NET     REALIZED      FROM    FROM NET  IN EXCESS           VALUE-     TOTAL     END OF
                  VALUE-   INVEST-      AND      INVEST-    INVEST-   OF NET     TOTAL     END     RETURN     PERIOD
                 BEGINNING   MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF       (NON-      (IN
YEAR             OF PERIOD  INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD  ANNUALIZED)  000S)
----             --------- -------- ----------- ---------- --------- --------- --------- ------- ----------- --------
BRINSON U.S. BOND FUND--CLASS I (Commencement of Operations August 31, 1995)/2/
1996............   $10.00   0.50      (0.14)       0.36     (0.40)    (0.03)    (0.43)    $ 9.93    3.60 %   $  9,047
1997............   $ 9.93   0.51/3/    0.32        0.83     (0.52)      --      (0.52)    $10.24    8.45 %   $ 22,421
1998............   $10.24   0.53       0.53        1.06     (0.58)    (0.14)    (0.72)    $10.58   10.60 %   $ 38,874
BRINSON GLOBAL (EX-U.S.) EQUITY FUND--CLASS I (Commencement of Operations August 31, 1993)/3/,/4/
1994............   $10.00   0.10      (0.34)      (0.24)    (0.07)      --      (0.07)    $ 9.69   (2.45)%   $ 71,544
1995............   $ 9.69   0.15      (0.16)      (0.01)      --        --        --      $ 9.68   (0.10)%   $148,319
1996............   $ 9.68   0.18       2.05        2.23     (0.18)    (0.56)    (0.74)    $11.17   23.64 %   $212,366
1997............   $11.17   0.18       1.97        2.15     (0.17)    (0.56)    (0.73)    $12.59   20.27 %   $420,855
1998............   $12.59   0.18       0.30        0.48     (0.18)    (0.74)    (0.92)    $12.15    4.78 %   $439,329
BRINSON U.S. LARGE CAPITALIZATION GROWTH FUND--CLASS I (Commencement of Operations October 14, 1997)
1997/5/.........   $100     0.23      (0.79)      (0.56)    (0.22)      --      (0.22)   $ 99.22   (0.55)%   $  4,137
1998 (unau-
dited)/8/.......   $99.22   0.27      12.76       13.03       --        --        --     $112.25   13.13%    $  7,135
BRINSON U.S. SMALL CAPITALIZATION GROWTH FUND--CLASS I (Commencement of Operations September 30, 1997)
1997/5/.........   $100      --       (5.62)      (5.62)      --        --        --     $ 94.38   (5.62)%   $ 11,954
1998 (unau-
dited)/8/.......   $94.38  (0.05)      2.85        2.80       --        --        --     $ 97.18    2.89%    $ 21,310
BRINSON HIGH YIELD FUND--CLASS I (Commencement of Operations September 30, 1997)
1997/5/.........   $100     1.80       0.52        2.32     (1.77)      --      (1.77)   $100.55    2.34%    $  7,861
1998 (unau-
dited)/8/.......  $100.55   4.00       1.67        5.67     (3.96)      --      (3.96)   $102.26    5.07%    $ 16,463
                                RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------------------
                                              RATIO OF NET INVESTMENT
                     RATIO OF EXPENSES                INCOME
                      TO AVERAGE NET              TO AVERAGE NET
                          ASSETS                      ASSETS
                 ------------------------- -----------------------------
                    BEFORE       AFTER         BEFORE         AFTER
                   EXPENSE      EXPENSE       EXPENSE        EXPENSE     PORTFOLIO
                  REIMBURSE-   REIMBURSE-    REIMBURSE-     REIMBURSE-   TURNOVER
YEAR                 MENT         MENT          MENT           MENT        RATE
----             ------------ ------------ -------------- -------------- ----------
BRINSON U.S. BOND FUND--CLASS I (Commencement of Operations August 31, 1995)/2/
1996............ 3.63%/1/     0.60%/1/      3.00 %/1/      6.03%/1/         363%
1997............ 1.65%        0.60%         5.14 %         6.19%            410%
1998............ 0.84%        0.60%         5.61 %         5.85%            198%
BRINSON GLOBAL (EX-U.S.) EQUITY FUND--CLASS I (Commencement of Operations August 31, 1993)/3/,/4/
1994............ 1.60%/1/     1.00%/1/      1.28 %/1/      1.88%/1/          12%
1995............ 1.23%        1.00%         1.93 %         2.16%             14%
1996............ 1.20%        1.00%         1.67 %         1.87%             20%
1997............ 1.00%            N/A       1.83 %             N/A           25%
1998............ 1.00%            N/A       1.52 %             N/A           49%
BRINSON U.S. LARGE CAPITALIZATION GROWTH FUND--CLASS I (Commencement of Operations October 14, 1997)
1997/5/......... 8.54%/1/,/6/ 1.00%/1/,/6/ (6.19)%/1/,/6/  1.35%/1/,/6/       6%/7/
1998 (unau-
dited)/8/....... 3.27%/1/,/6/ 1.00%/1/,/6/ (1.69)%/1/,/6/  0.58%/1/,/6/      35%/7/
BRINSON U.S. SMALL CAPITALIZATION GROWTH FUND--CLASS I (Commencement of Operations September 30, 1997)
1997/5/......... 3.63%/1/,/6/ 1.20%/1/,/6/ (2.53)%/1/,/6/ (0.10)%/1/,/6/      3%/7/
1998 (unau-
dited)/8/....... 1.95%/1/,/6/ 1.20%/1/,/6/ (0.87)%/1/,/6/ (0.12)%/1/,/6/      9%/7/
BRINSON HIGH YIELD FUND--CLASS I (Commencement of Operations September 30, 1997)
1997/5/......... 4.98%/1/,/6/ 0.90%/1/,/6/  2.25%/1/,/6/   7.23%/1/,/6/      80%/7/
1998 (unau-
dited)/8/....... 2.47%/1/,/6/ 0.90%/1/,/6/  6.46%/1/,/6/   8.03%/1/,/6/     155%/7/

-----
/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period.

/4/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.
/5/For the period from commencement of operations to December 31, 1997.

/6/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is also affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.
/7/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds. /8/For the period from January 1, 1998 to June 30, 1998.
N/A=Not Applicable.

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's composite performance data relating to the historical performance of institutional private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Series. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to the applicable Series of the Trust as measured against specified market indices. This performance presentation includes certain composites of Brinson Partners, Inc. and certain composites of UBS Brinson New York (formerly UBS Asset Management New York). These two firms are now part of one organization as a result of a business combination on June 30, 1998. The portfolio management process and performance measurement are distinct for the two entities through June 30, 1998. The performance data of each series of the Brinson Funds as well as three of the UBS Private Investor Funds is also included in the table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)) as of January 1, 1993. The Advisor complies with the AIMR standards on a firmwide basis, and a list of all firm composites is available upon request. The composite performance results are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved with the preparation or review of this report.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated in a manner consistent with the U.S. Securities and Exchange Commission's ("SEC") method of calculating returns. Monthly returns are compounded to determine returns on a quarterly, annual or other time period basis. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns exclude the impact of custodial fees, and any other administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the account.

  Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Firm. No alternations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the account size does not impact portfolio management style. The composites are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the composites, the performance results could have been adversely affected. The composite's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                 BRINSON FUND CLASS I ANNUALIZED RETURNS

                                                       ANNUALIZED
                                              ---------------------------------
                                               ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------             -----  -----  -----  -----  -----
BRINSON GLOBAL FUND CLASS I/2/...............  8.28% 13.41% 14.39% 11.17%   N/A%
Global Securities Portfolio/1/...............  8.09  13.45  14.80  12.27  14.31
MSCI World Equity (Free) Index/3/, /4/....... 17.18  19.88  19.56  16.02  11.63
Salomon World Govt. Bond Index/3/............  4.32   4.10   2.84   6.33   8.35
Global Securities Markets Index/3/........... 13.76  15.86  15.72  13.56  12.41
BRINSON GLOBAL EQUITY FUND CLASS I/2/........  8.99  14.96  18.42    N/A    N/A
Global Equity with Cash Portfolio/1/......... 10.88  16.31  19.47  13.61  12.81
MSCI World Equity (Free) Index/3/, /4/....... 17.18  19.88  19.56  16.02  11.63

                                                      ANNUALIZED
                                             ---------------------------------
                                              ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998            YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------            -----  -----  -----  -----  -----
BRINSON GLOBAL BOND FUND CLASS I/2/.........  2.69%  5.17%  7.24%   N/A%   N/A%
Global Bond Portfolio/1/....................  3.68   5.70   7.86   6.52   9.02
Salomon World Govt. Bond Index/3/...........  4.32   4.10   2.84   6.33   8.35
BRINSON U.S. BALANCED FUND CLASS I/2/....... 12.19  13.83  13.73    N/A    N/A
U.S. Balanced Portfolio/1/.................. 12.84  14.61  14.64  12.01  12.66
U.S. Balanced Mutual Fund Index/3/.......... 22.38  22.05  20.83  16.32  14.57
Wilshire 5000 Index/3/...................... 28.86  29.09  28.13  21.56  17.61
Salomon Brothers BIG Bond Index/3/.......... 10.59   9.36   7.88   6.91   9.11
BRINSON U.S. EQUITY FUND CLASS I/2/......... 21.48  26.57  27.89    N/A    N/A
U.S. Equity Fund/1/......................... 21.72  27.09  28.49  21.85  19.49
Wilshire 5000 Index/3/...................... 28.86  29.09  28.13  21.56  17.61
BRINSON U.S. LARGE CAP EQUITY FUND CLASS
 I/2/, /5/..................................  (.13)   N/A    N/A    N/A    N/A
UBS LARGE CAP GROWTH FUND/2/, /5/........... 12.51    N/A    N/A    N/A    N/A
U.S. Large Capitalization Equity
 Portfolio/1/............................... 21.27  28.47  30.42  23.35  20.50
U.S. Large Capitalization Growth
 Portfolio/1/, /6/.......................... 25.06  27.37  25.73  19.10  17.73
S&P 500 Index/3/............................ 30.21  32.37  30.23  23.05  18.55
UBS SMALL CAP FUND/2/, /5/.................. (2.89)   N/A    N/A    N/A    N/A
U.S. Small Capitalization Growth
 Portfolio/1/, /6/.......................... 13.60  15.28  20.99  14.98  15.73
Russell 2000 Index/3/....................... 16.51  16.42  18.86  16.05  13.57
BRINSON U.S. BOND FUND CLASS I/2/........... 10.60   9.52    N/A    N/A    N/A
U.S. Bond Portfolio/1/...................... 10.80   9.80   8.18   7.05   9.31
Salomon Brothers BIG Bond Index/3/.......... 10.59   9.36   7.88   6.91   9.11
UBS HIGH YIELD BOND FUND/2/, /5/............  8.18    N/A    N/A    N/A    N/A
High Yield Portfolio/1/..................... 13.72  14.03  13.80    N/A    N/A
Merrill Lynch High Yield Master Index/3/.... 11.40  12.84  11.67  10.49  11.70
BRINSON GLOBAL (EX-U.S.) EQUITY FUND CLASS
 I/2/.......................................  4.78  12.26  15.93    N/A    N/A
Global (ex-U.S.) Equity Portfolio/1/........  5.74  12.85  16.84  12.08  10.79
MSCI Non-U.S. Equity (Free) Index
 (Unhedged)/3/, /4/.........................  6.04   9.77  11.04  10.29   6.98

----------

FOOTNOTES:

/1/The Portfolio is a composite of funds substantially similar to the Series to which the Portfolio is being compared. Performance figures for the Advisor composites are net of advisory fees. Advisory fees are determined by applying the highest fee schedule to the composite as of June 30, 1998. Performance figures for the composites gross of fees are:

                                                      ANNUALIZED
                                             ---------------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Securities Portfolio..............  8.94% 14.30% 15.65% 12.38% 13.12%
   Global Equity with Cash Portfolio........ 11.73  17.16  20.32  14.46  13.66
   Global Bond Portfolio....................  4.28   6.30   8.46   7.12   9.62
   U.S. Balanced Portfolio.................. 13.59  15.36  15.39  12.76  13.41
   U.S. Equity Fund......................... 22.47  27.84  29.24  22.60  20.24
   U.S. Large Capitalization Equity
    Portfolio............................... 22.02  29.22  31.17  24.10  21.35
   U.S. Large Capitalization Growth
    Portfolio............................... 25.81  28.12  26.48  19.85  18.48

                                                     ANNUALIZED
                                            ---------------------------------
                                             ONE    TWO   THREE  FIVE    TEN
                                            YEAR   YEARS  YEARS  YEARS  YEARS
                                            -----  -----  -----  -----  -----
   U.S. Small Capitalization Growth
    Portfolio.............................. 14.60% 16.28% 21.99% 15.98% 16.73%
   U.S. Bond Portfolio..................... 11.20  10.20   8.58   7.45   9.71
   High Yield Portfolio.................... 14.37  14.68  14.45    N/A    N/A
   Global (ex-U.S.) Equity Portfolio.......  6.59  13.70  17.69  12.93  11.64


 /2/Total returns include reinvestment of all capital gain and income distributions. Inception dates and average annual returns since each Fund's inception date are as follows:

                          INCEPTION AVERAGE ANNUAL
FUND                        DATE        RETURN
----                      --------- --------------
Brinson Global Fund
 Class I................   8/31/92      11.44%
Brinson Global Equity
 Fund Class I...........   1/31/94      12.45%
Brinson Global Bond Fund
 Class I................   7/31/93       6.49%
Brinson U.S. Balanced
 Fund Class I...........  12/31/94      15.90%
Brinson U.S. Equity Fund
 Class I................   2/28/94      23.11%
Brinson U.S. Large
 Capitalization Equity
 Fund Class I...........   4/30/98      (0.13)%
UBS Large Cap Growth
 Fund...................   9/30/97      12.51%
UBS Small Cap Fund......   9/30/97      (2.89)%
Brinson U.S. Bond Fund
 Class I................   8/31/95       7.97%
UBS High Yield Bond
 Fund...................   9/30/97       8.18%
Brinson Global (ex-U.S.)
 Equity Fund............   8/31/93       9.03%

/3/MSCI World Equity (Free) Index is an unmanaged market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an unmanaged market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. GSMI Mutual Fund Index, an unmanaged index compiled by the Advisor, currently constructed as follows:
   40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon Brothers Broad Investment Grade (BIG) Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. The composition of the Index has evolved over time and may change in the future. U.S. Balanced Mutual Fund Index, an unmanaged index compiled by the Advisor, constructed as follows:
   65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade
   (BIG) Bond Index. Wilshire 5000 Index is an unmanaged broad weighted index which includes all U.S. common stocks. S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Russell 2000 Index is an unmanaged index that includes 2,000 U.S. small capitalization stocks and is a common measure of the performance of the small capitalization segment of the U.S. stock market. Salomon Brothers Broad Investment Grade (BIG) Bond Index is an unmanaged market driven broad based index which includes U.S. bonds with over one year to maturity. Merrill Lynch High Yield Master Index consists of issues which must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Issues must be less than investment grade but not in default, and the index excludes floating rate debt, equipment trust certificates, and Title 11 securities. MSCI Non-U.S. Equity (Free) Index (Unhedged) is an unmanaged market driven broad based index which incudes non-U.S. equity markets in terms of capitalization and performance.

/4/Beginning 1/31/88 these indices represent securities which are freely traded on equity markets.

/5/Non-annualized return since performance inception date for the following
   Funds: Brinson U.S. Large Capitalization Equity Fund Class I: 4/30/98, UBS Large Cap Growth Fund: 10/14/97, UBS Small Cap Fund: 9/30/97 and UBS High Yield Bond Fund: 9/30/97.


/6/Prior to January 1996, settlement date accounting was used in equity accounts, with trade date accrual used subsequent to that date.

/7/For additional disclosure, see Appendix B on the last page of this Prospectus.

DESCRIPTION OF THE FUNDS

INVESTMENT PROCESS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets that are invested in equity securities will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The portion of the Series' assets that is invested in fixed income securities will be primarily invested in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The benchmark for the Series is the Salomon World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals (see "Appendix A--Investment Policies and Techniques--Fixed Income Securities" for a description of supranationals). Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Consideration and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stocks. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. LARGE CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Growth Fund's investment objective is to provide long-term capital appreciation. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization growth companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies for purposes of the 65% policy. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of large capital growth companies. The Series may invest up to 20% of its assets in foreign securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures and options for hedging, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The benchmark for the Series is the S&P 500 Index (the "Large Capitalization Growth Benchmark"). The Large Capitalization Growth Benchmark is a broad weighted index which includes primarily U.S. common stocks. The Large Capitalization Growth Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. SMALL CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

  The U.S. Small Capitalization Growth Fund's investment objective is to provide long-term capital appreciation. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in small capital growth companies. The Advisor defines small capital companies as those with market capitalizations within the range of those stocks listed on the Russell 2000 Index at the time of the Series' investment. The Series may also invest in securities of emerging growth companies--i.e., small or medium sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of small capital growth companies. The Series may invest up to 20% of its assets in foreign securities.

  Growth company securities may have above average price volatility. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures and options for hedging, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Russell 2000 Index (the "Small Capitalization Growth Benchmark"). The Small Capitalization Growth Benchmark is a broad weighted index which includes primarily U.S. common stocks. The Small Capitalization Growth Benchmark is designed to provide a representative indication of the capitalization and return for the small capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by the Advisor. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

HIGH YIELD FUND

INVESTMENT OBJECTIVES

  The primary investment objective of the High Yield Fund is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. In seeking to achieve its primary investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. The Series seeks to achieve its primary objective by investing, under normal market conditions, at least 65% of its assets in fixed income securities that provide higher yields and that are rated in the lower rating categories of Moody's and S&P, including securities rated Baa or lower by Moody's or BBB or lower by S&P ("high yield securities"). Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The Series may invest in a broad range of fixed income securities, including debt securities of U.S. corporations, zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest up to 25% of its assets in foreign securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks"' and Appendix A in this Prospectus and in the Statement of Additional Information.

  The Series seeks its secondary investment objective of capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

  The High Yield Fund's benchmark is the Merrill Lynch High Yield Master Index (the "High Yield Benchmark"). The High Yield Benchmark is a market driven index which currently has a duration of approximately 4.26 years. The maturities of the individual securities owned by the Series may vary widely from their duration, however, and may be as long as 30 years.

GLOBAL (EX-U.S.) EQUITY FUND (FORMERLY, NON-U.S. EQUITY FUND)

INVESTMENT OBJECTIVE

  The Global (ex-U.S.) Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND GLOBAL (EX-U.S.) EQUITY
FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund and U.S. Small Capitalization Growth Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  QUALITY INFORMATION FOR HIGH YIELD FUND - At any one time substantially all of the assets of the High Yield Fund may be invested in investments which are lower quality, higher yielding securities and which are rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are determined to be of comparable quality by the Advisor.

  Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba or below by Moody's or BB or below by S&P are below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described above must be satisfied at the time an investment is made. If the quality of the investment later declines, the Series may continue to hold the investment.

  Low-grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Series will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on low-grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

  The value of low-grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

  Especially at such times, trading in the secondary market for low-grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for low-grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of low-grade securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced secondary market liquidity, low-grade securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Low-grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

  Besides credit and liquidity concerns, prices for low-grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding low-grade securities.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (EX-U.S.) EQUITY
FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  EMERGING MARKETS SECURITIES (GLOBAL FUND AND HIGH YIELD FUND) - There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund and High Yield Fund. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities.

  An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

  As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

  The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see Appendix A), and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (EX-U.S.) EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. However, the ability to manage foreign exchange risk through the use of these strategies may be limited in certain emerging markets because of a lack of appropriate financial instruments. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  The normal currency allocation of the Series is identical to the currency mix of their respective Benchmarks. The Series expect to maintain this normal currency exposure when, in the judgment of the Advisor, global currency markets are fairly priced relative to each other and relative to the associated risks. The Series may actively deviate from such normal currency allocations to take advantage of, or to protect its portfolio from risk and return characteristics of, the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Series' Benchmarks are determined by the Advisor based upon its research.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), options on foreign currencies and options on futures, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND U.S. LARGE CAPITALIZATION GROWTH FUND ONLY) - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund, U.S. Large Capitalization Equity Fund or U.S. Large Capitalization Growth Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, approximately $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. -
 International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds -
 Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Large Capitalization Growth Fund/1/............................ 0.70
      U.S. Small Capitalization Growth Fund/1/............................ 1.00
      U.S. Bond Fund...................................................... 0.50
      High Yield Fund/1/.................................................. 0.60
      Global (ex-U.S.) Equity Fund........................................ 0.80

----------

/1/The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund each commenced operations on December 10, 1998.

  The fee payable to Brinson Partners by the Global, Global Equity, U.S. Small Capitalization Growth and Global (ex-U.S.) Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Global Fund--Class I, Brinson Global Equity Fund--Class I, Brinson Global Bond Fund--Class I, Brinson U.S. Balanced Fund--Class I, Brinson U.S. Equity Fund--Class I, Brinson U.S. Large Capitalization Equity Fund--Class I, Brinson U.S. Large Capitalization Growth Fund--Class I, Brinson U.S. Small Capitalization Growth Fund--Class I, Brinson U.S. Bond Fund--Class I, Brinson High Yield Fund--Class I and Brinson Global (ex-U.S.) Equity Fund--Class I will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.80%, 1.15%, 0.60%, 1.00% and 0.70%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017, pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  Chase provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as co-custodian for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund with respect to certain foreign securities until such securities are transferred to Chase. After such securities are transferred to Chase, Chase will be the sole custodian for these Series under the terms of the Services Agreement.

  As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class I shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class I shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
                         MINIMUM $1,000,000               MINIMUM $2,500
BY MAIL                  . Complete and sign the Account  . Make your check payable
[LOGO]                     Application accompanying this    to "Brinson _______ Fund- Class
                           Prospectus.                      I."
                         . Make your check payable to     . Enclose the remittance
                           "Brinson ______ Fund-Class I."   portion of your account
                         . Mail to the address indicated    statement and include
                           on the Account Application.      the amount of investment, the
                                                            account name and number.
                                                          . Mail to the address indicated
                                                            on your account statement or
                                                            enclose in the envelope provided.

BY WIRE                  . Call 1-800-448-2430 to         . Wire federal funds to:
[LOGO]                     arrange for a wire               THE CHASE MANHATTAN BANK
                           transaction.                     ABA#021000021
                         . Wire federal funds within 24     DDA#9102-783504
                           hours to:                        FOR: "BRINSON ________ FUND-
                           THE CHASE MANHATTAN BANK         CLASS I" AND INCLUDE YOUR NAME
                           ABA#021000021                    AND ACCOUNT NUMBER.
                           DDA#9102-783504
                           FOR: "BRINSON ________ FUND-
                           CLASS I" AND INCLUDE YOUR NAME
                           AND NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address indicated on the
                           Account Application
                           immediately following the
                           initial wire transaction.

BY TELEPHONE             . Call 1-800-448-2430 to         . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.

PURCHASING BY EXCHANGES  . You may open a new account     . You may purchase additional
[LOGO]                     for any series of the Trust by   shares of any series of the
                           making an exchange from an       Trust by making an exchange
                           existing Brinson Fund-Class I    from an existing Brinson Fund-
                           account of any other series of   Class I account of any other
                           the Trust. Exchanges may be      series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call 1-800-448-2430 for          telephone. Call 1-800-448-2430
                           assistance.                      for assistance.

                     INITIAL INVESTMENT            SUBSEQUENT INVESTMENTS
               ------------------------------- -------------------------------
AUTOMATICALLY  . Please refer to "Automatic    . Please refer to "Automatic
                 Investment Plan" under          Investment Plan" under
                 "Account Options" or call 1-    "Account Options" or call 1-
                 800-448-2430 for assistance.    800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  Application, which is available upon
                                  request by calling 1-800-448-2430, and
                                  mail it to the address indicated.
                                . The initial account must be opened
                                  first with the initial $1,000,000
                                  minimum investment, with subsequent
                                  minimum investments of $500 pursuant to
                                  the Automatic Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.

 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $500. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  I shares of another series of the
                                  Trust.

 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of
                              the person who has authorized a redemption from
                              your account. Please contact the Fund for
                              further information.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.

 BY WIRE                    . This service must be elected either on the
 [LOGO]                       initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.

 BY TELEPHONE 1-800-448-    . This service must be elected either on the
 2430                         initial application or subsequently arranged in
 [LOGO]                       writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.

 AUTOMATICALLY              . Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for the Brinson Fund-Class I shares of any other series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the UBS Investment Funds class shares or the Brinson Fund-Class N shares of a series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the fund into which, the exchange is made. Exchanges may be made only for shares of a series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen different series, including the Series. The

Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, U.S. Large Capitalization Equity Fund and U.S. Large Capitalization Growth Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers thirteen investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each series: the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Class" of shares.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  As of November 18, 1998, Wachovia Bank NA held of record more than 25% of the outstanding shares of the Global Equity Fund; Wilmington Trust Co. held of record more than 25% of the outstanding shares of the Global Bond Fund; Wachovia Bank of NA and Mitra & Co. each held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Resources Trust Company held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; The Northern Trust Co. held of record more than 25% of the outstanding shares of the Global (ex-U.S.) Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series of the Trust. In addition, subject to certain conditions, shareholders of each series may apply to the series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Small Capitalization Growth Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, Chase, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, Chase and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, Chase and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost, plus any reinvested capital gains and dividends. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Except as noted, further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430. The performance of the Predecessor Funds is included in the UBS Private Investor Funds, Inc. Annual Report dated December 31, 1997 and Semi-Annual report dated June 30, 1998, each of which may be obtained without charge by contacting the Trust at 1-800-448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND GLOBAL (EX-U.S.) EQUITY
FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the U.S. Small Capitalization Growth Fund, expect their U.S. equity investments to emphasize large and intermediate capitalization companies. The U.S. Small Capitalization Growth Fund expects its U.S. equity investments to emphasize small capitalization companies. The Global Fund and U.S. Small Capitalization Growth Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund may also invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series (except for the High Yield Fund) will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series (except for the High Yield Fund) currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. The High Yield Fund may invest up to 10% of its assets in securities rated below Caa by Moody's or CCC by S&P. Except for the High Yield Fund, to the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, U.S. BOND FUND AND HIGH YIELD FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, GLOBAL (EX-U.S.) EQUITY FUND AND HIGH YIELD FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes (except for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund). For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, GLOBAL (EX-U.S.) EQUITY FUND AND HIGH YIELD FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the Global (ex-U.S.) Equity Fund and the High Yield Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, Global (ex-U.S.) Equity Fund and High Yield Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  SHORT SALES (U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND HIGH YIELD FUND): In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized and the

Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by any Series exceeds 25% of its total assets. Each Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities.

  PAY-IN-KIND BONDS (HIGH YIELD FUND): The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

  CONVERTIBLE SECURITIES (HIGH YIELD FUND): The Series may invest in convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

  EURODOLLAR SECURITIES (GLOBAL BOND FUND AND HIGH YIELD FUND): The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

  BRADY BONDS (HIGH YIELD FUND): The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

  STRUCTURED SECURITIES (HIGH YIELD FUND): The Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to

Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

  LOAN PARTICIPATIONS AND ASSIGNMENTS (HIGH YIELD FUND): The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

  The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series' portfolios and calculating its net asset value. To the extent that the Series cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Loan Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.



  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits the Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430.

APPENDIX B

     BRINSON PARTNERS, INC.    NUMBER OF ACCOUNTS TOTAL FUND ASSETS PERCENTAGE OF
     COMPOSITE NAME              PER COMPOSITE      ($ MILLIONS)     FIRM ASSETS
     ----------------------    ------------------ ----------------- -------------
     Global Equity Portfolio.           1                   6              0
     Global Bond Portfolio...           1                 106            0.2
     U.S. Balanced Portfolio.           1                 184            0.3
     U.S. Equity Portfolio...           1               3,610            5.7
     U.S. Bond Portfolio.....           1               2,408            3.8
     Global (ex-U.S.) Equity
      Portfolio..............           1               2,624            4.1

----------

  /1/The composites presented are single entity composites or the assets of a single client. As such, internal dispersion for all periods is zero and is not presented. AIMR-PPS(TM) states that pooled funds, including unit trusts (or collective funds) may be treated as separate composites. As such, this table presents the composite performance results of collective funds only and does not include separately managed accounts. Composites for separately managed accounts are available upon request.

     UBS BRINSON NEW YORK     NUMBER OF ACCOUNTS TOTAL FUND ASSETS PERCENTAGE OF
     COMPOSITE NAME             PER COMPOSITE      ($ MILLIONS)     FIRM ASSETS
     --------------------     ------------------ ----------------- -------------
     U.S. Large
      Capitalization Growth
      Portfolio..............         25               3,558           14.6
     U.S. Small
      Capitalization Growth
      Portfolio..............          4                 560            2.3
     High Yield Portfolio....         11                 606            2.5

----------

  /2/Internal dispersion is calculated as the equally-weighted annual standard deviation within a composite consisting of at least five accounts with full year returns.

  U.S. Large Capitalization Growth Equity: 1988, 5.91%; 1989, 4.87%; 1990, 0.54%; 1991, 11.55%; 1992, 3.68%; 1993, 5.21%; 1994, 5.49%; 1995, 3.07%;
  1996, 1.02%; 1997, 2.86%.

  U.S. Small Capitalization Growth Equity: Dispersion for only 1995, 2.06%.


  High Yield: 1993, 0.64%; 1994, 1.42%; 1995, 1.10%; 1996, 0.85%; 1997,
  0.18%.

                                                      ---------------------
                                                        The Brinson Funds


                                                 Brinson Global Fund
                                                 Brinson Global Equity Fund
                                                 Brinson Global Bond Fund
                                                 Brinson U.S. Balanced Fund
                                                 Brinson U.S. Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Growth Fund
                                                 Brinson U.S. Small
                                                   Capitalization Growth Fund
                                                 Brinson U.S. Bond Fund
                                                 Brinson High Yield Fund
                                                 Brinson Global (ex - U.S.)
                                                   Equity Fund

                                                           Prospectus
                                                           ----------

                                                        December 10, 1998
                                                        -----------------

                                                                          [LOGO]

                                                          Institutional
                                                          -------------
                                                        Asset Management
                                                        ----------------
                                                      ---------------------

The Brinson Funds
------------------------------
209 South LaSalle Street . Chicago, Illinois 60604-1295
Tel: 1-800-448-2430

                               THE BRINSON FUNDS
                                    [LOGO]
                           209 South LaSalle Street
                            Chicago, IL 60604-1295
                                  PROSPECTUS

                               December 10, 1998


     This Prospectus describes the Brinson Fund-Class I shares of certain of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers thirteen distinct investment portfolios. This Prospectus describes two of the Trust's investment portfolios: Emerging Markets Equity Fund and Emerging Markets Debt Fund (each a "Series" and collectively, the "Series"). The eleven remaining investment portfolios of the Trust--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund)--are described in a separate prospectus. Each Series and each other investment portfolio offered by the Trust offers three separate classes of shares--the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. The Brinson Fund-Class I shares of the Series are referred to herein as the: Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class I shares of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-448-2430. The UBS Investment Funds class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-794-7753.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class I shares of either of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds, the other investment portfolios offered by the Trust and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated December 10, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Prior Performance of Advisor...............................................   4
Description of the Funds...................................................   6
Investment Objectives and Policies.........................................   6
  Emerging Markets Equity Fund.............................................   6
  Emerging Markets Debt Fund...............................................   6
Investment Considerations and Risks........................................   7
Management of the Trust....................................................  13
Portfolio Management.......................................................  14
Administration of the Trust................................................  14
Purchase of Shares.........................................................  15
Account Options............................................................  17
Redemption of Shares.......................................................  18
Net Asset Value............................................................  21
Dividends, Distributions and Taxes.........................................  22
General Information........................................................  24
Performance Information....................................................  26
Appendix A.................................................................  27
Appendix B.................................................................  35

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Shareholder Transaction Expenses

                                                                           TRANSACTION
BRINSON FUND CLASS I SHARES                                                 CHARGES/1/
---------------------------                                             ------------------
Emerging Markets Equity Fund...........................................       1.50%
Emerging Markets Debt Fund.............................................       0.75%

Annual Fund Operating Expenses

                                                                            TOTAL FUND
                                                                        OPERATING EXPENSES
                                                                        (AFTER FEE WAIVER
BRINSON FUND CLASS I        MANAGEMENT FEES         OTHER EXPENSES          AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/2/ (AFTER REIMBURSEMENT)/2/   REIMBURSEMENT)/2/
--------------------     --------------------- ------------------------ ------------------
Emerging Markets Equity
 Fund...................         1.10%                  0.50%                 1.60%
Emerging Markets Debt
 Fund...................         0.65%                  0.50%                 1.15%

----------

/1/Shareholders of the Emerging Markets Equity Fund are subject to a 1.50% transaction charge in connection with each purchase and redemption of shares of the Series. Shareholders of the Emerging Markets Debt Fund are subject to a 0.75% transaction charge in connection with each purchase of shares of the Series. Shares of each Series are sold at a price which is equal to the net asset value of such shares, plus the transaction charge. Redemption requests for the Emerging Markets Equity Fund are paid at the net asset value less the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gain distributions.

 The transaction charges are paid to the Series and used by them to defray transaction costs associated with the purchase and sale of securities within the Series. The amount of the transaction charges on purchases and redemptions represents the estimate of the costs reasonably anticipated to be associated with the purchase of securities with cash received from shareholders and the sale of securities to obtain cash to redeem shareholders. Therefore, the transaction charges offset the dilutive effect such costs would otherwise have on the net asset value of the Series' shares. Purchases and redemptions which are made in kind with securities are not subject to the transaction charges.

/2/Pursuant to the terms of the Investment Advisory Agreements between the Trust, on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the annual rates of 1.10% and 0.65% for each of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, respectively. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Emerging Markets Equity Fund and Emerging Markets Debt Fund will never exceed 1.60% and 1.15%, respectively. The fees and expenses of the Emerging Markets Equity Fund and the Emerging Markets Debt Fund are based on estimates.

EXAMPLE: Based on the level of expenses listed above after fee waivers and expense reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS I SHARES                                       1 YEAR 3 YEARS
---------------------------                                       ------ -------
Emerging Markets Equity Fund.....................................  $46     $81
Emerging Markets Debt Fund.......................................  $19     $44

  The total expenses on the same investment, assuming no redemption, would be as follows:

BRINSON FUND CLASS I SHARES                                       1 YEAR 3 YEARS
---------------------------                                       ------ -------
Emerging Markets Equity Fund.....................................  $31     $65
Emerging Markets Debt Fund.......................................  $19     $44

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's composite performance data relating to the historical performance of institutional private accounts managed by the Advisor, that have investment objectives, policies, strategies and risks substantially similar to those of the Series. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to the applicable Series of the Trust as measured against specified market indices.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)) as of January 1, 1993. The Advisor complies with the AIMR standards on a firmwide basis, and a list of all firm composites is available upon request. The composite performance results are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved with the preparation or review of this report.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated in a manner consistent with the U.S. Securities and Exchange Commission's ("SEC") method of calculating returns. Monthly returns are compounded to determine returns on a quarterly, annual or other time period basis. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns exclude the impact of custodial fees, and any other administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the account.

  Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Firm. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the account size does not impact portfolio management style. The composites are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the composites, the performance results could have been adversely affected. The composite's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                 BRINSON FUND CLASS I ANNUALIZED RETURNS

                                    ANNUALIZED
                          -----------------------------------
TOTAL RETURNS AS OF JUNE   ONE      TWO     THREE FIVE   TEN
30, 1998                   YEAR    YEARS    YEARS YEARS YEARS
------------------------  ------   ------   ----- ----- -----
Emerging Markets Equity
 Portfolio/1/, /3/......  (34.08)% (12.54)%  N/A   N/A   N/A
MSCI Emerging Markets
 (Free) Index/2/........  (38.10)  (16.30)   N/A   N/A   N/A
Brinson Emerging Markets
 Normal Index/2/........  (36.75)  (15.12)   N/A   N/A   N/A
Emerging Markets Debt
 Portfolio/1/, /3/......    6.81    22.29    N/A   N/A   N/A
JP Morgan EMBI+/2/......    1.39    16.14    N/A   N/A   N/A

----------
FOOTNOTES:

  /1/The Portfolio is a composite of funds substantially similar to the Series to which the Portfolio is being compared. Performance figures for the Advisor composites are net of advisory fees. Advisory fees are determined by applying the highest fee schedule as of June 30, 1998. Performance figures for the composites gross of fees are:

                                                       ANNUALIZED
                                             -----------------------------------
                                              ONE      TWO     THREE FIVE   TEN
                                              YEAR    YEARS    YEARS YEARS YEARS
                                             ------   ------   ----- ----- -----
   Emerging Markets Equity Portfolio........ (32.98)% (11.44)%  N/A   N/A   N/A
   Emerging Markets Debt Portfolio..........   7.46    22.94    N/A   N/A   N/A


  /2/Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index is a market capitalization weighted index which captures 60% of a country's total capitalization while maintaining the overall risk structure of the market. Stocks are included at their full market capitalization weight, and the index reflects actual buyable opportunities for the non-domestic investor. Brinson Emerging Markets Normal Index is an unmanaged index compiled by the Advisor that is constructed to minimize country specific risk while providing regional exposure similar to the MSCI Emerging Markets (Free) Index. J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is comprised of external-currency-denominated emerging markets debt, including Brady Bonds, loans, Eurobonds and local market instruments.

  /3/For additional disclosure, see Appendix B on the last page of this Prospectus.

DESCRIPTION OF THE FUNDS

INVESTMENT PROCESS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  Neither of the Series intends to concentrate its investments in a particular industry. Neither of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES





EMERGING MARKETS EQUITY FUND

  The Emerging Markets Equity Fund's investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' assets will be invested in the equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, such as equity swaps and equity index swaps, as further described below. The Series' performance is measured relative to its benchmark, the Brinson Emerging Markets Normal Index. The index is constructed to minimize country specific risk while providing regional exposure similar to the International Finance Corporation's Investable Index (IFCI), a market capitalization weighted benchmark.

EMERGING MARKETS DEBT FUND

  The Emerging Markets Debt Fund's investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' assets will be invested in debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swaps and currency swaps, as further described below. The Series' performance is measured relative to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Investors should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.


  EQUITY SECURITIES (EMERGING MARKETS EQUITY FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Series may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of its shares and thus the Fund's total returns to investors.

  FIXED INCOME SECURITIES - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  QUALITY INFORMATION - At any one time substantially all of the assets of the Emerging Markets Debt Fund and up to 35% of the assets of the Emerging Markets Equity Fund may be invested in investments which are lower quality, higher yielding securities and which are rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), or if unrated, are determined to be of comparable quality by the Advisor.

  Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba or below by Moody's or BB or below by S&P are below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described above must be satisfied at the time an investment is made. If the quality of the investment later declines, the Series may continue to hold the investment. The Emerging Markets Debt Fund does not intend to limit investments in low-grade securities.

  Low-grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Series will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on low-grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

  The value of low-grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

  Especially at such times, trading in the secondary market for low-grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for low-grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of low-grade securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced secondary market liquidity, low-grade securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Low-grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

  Besides credit and liquidity concerns, prices for low-grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding low-grade securities.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  EMERGING MARKETS SECURITIES - There are additional risks inherent in investing in less developed countries which are applicable to the Series. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. The Series intend to invest primarily in securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Series expect the countries in which they invest to change.

  An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

  As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

  The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see Appendix A), and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

  FOREIGN CURRENCY TRANSACTIONS - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. However, the ability to manage foreign exchange risk through the use of these strategies may be limited in certain emerging markets because of a lack of appropriate financial instruments. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.


  The normal currency allocation of the Series is identical to the currency mix of their respective Benchmarks. The Series expect to maintain this normal currency exposure when, in the judgment of the Advisor, global currency markets are fairly priced relative to each other and relative to the associated risks. The Series may actively deviate from such normal currency allocations to take advantage of, or to protect its portfolio from risk and return characteristics of, the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Series' Benchmarks are determined by the Advisor based upon its research.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), options on foreign currencies and options on futures, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. Each Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. Neither Series intends to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Neither Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in each Series may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, approximately $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. -
 International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds -
 Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services, Brinson Partners is entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Emerging Markets Equity Fund........................................ 1.10%
      Emerging Markets Debt Fund.......................................... 0.65

  The fee payable to Brinson Partners by the Emerging Markets Equity Fund is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Emerging Markets Equity Fund--Class I and Brinson Emerging Markets Debt Fund--Class I will never exceed 1.60% and 1.15%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017, pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  Chase provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.


  As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations,
(ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent, plus the transaction charge described under "Annual Fund Operating Expenses." There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class I shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class I shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
         -------------------------------  -------------------------------
         MINIMUM $1,000,000               MINIMUM $2,500
BY MAIL  . Complete and sign the Account  . Make your check payable
[LOGO]     Application accompanying this    to "Brinson ________ Fund- Class
           Prospectus.                      I."
         . Make your check payable to     . Enclose the remittance
           "Brinson ______ Fund-Class I."   portion of
         . Mail to the address indicated    your account statement and
           on the Account Application.      include the amount of investment,
                                            the account name and number.
                                          . Mail to the address indicated
                                            on your account statement or
                                            enclose in the envelope provided.

BY WIRE  . Call 1-800-448-2430 to         . Wire federal funds to:
[LOGO]     arrange for a wire               THE CHASE MANHATTAN BANK
           transaction.                     ABA#021000021
         . Wire federal funds within 24     DDA#9102-783504
           hours to:                        FOR: "BRINSON ________ FUND-
           THE CHASE MANHATTAN BANK         CLASS I" AND INCLUDE YOUR NAME
           ABA#021000021                    AND ACCOUNT NUMBER.
           DDA#9102-783504
           FOR: "BRINSON ________ FUND-
           CLASS I" AND INCLUDE YOUR NAME
           AND NEW ACCOUNT NUMBER.
         . Complete and sign the Account
           Application and mail to the
           address indicated on the
           Account Application immediately
           following the initial wire
           transaction.

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
BY TELEPHONE             . Call 1-800-448-2430 to         . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.

PURCHASING BY EXCHANGES  . You may open a new account     . You may purchase additional
[LOGO]                     for any series of the Trust by   shares of any series of the
                           making an exchange from an       Trust by making an exchange
                           existing Brinson Fund-Class I    from an existing Brinson Fund-
                           account of any other series of   Class I account of any other
                           the Trust. Exchanges may be      series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call 1-800-448-2430 for          telephone. Call 1-800-448-2430
                           assistance.                      for assistance.

AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call 1-     "Account Options" or call 1-
                           800-448-2430 for assistance.     800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

      ACCOUNT OPTIONS                          INSTRUCTIONS
 -------------------------- ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN  . You may have money deducted directly from your checking, savings or bank money market
                              accounts for investment in the Funds each
                              month or quarter.
                            . Complete the Automatic Investment Plan
                              Application, which is available upon
                              request by calling 1-800-448-2430, and mail
                              it to the address indicated.
                            . The initial account must be opened first
                              with the initial $1,000,000 minimum
                              investment, with subsequent minimum
                              investments of $500 pursuant to the
                              Automatic Investment Plan.
                            . The account designated will be debited in
                              the specified amount, on the date
                              indicated, and Fund shares will be
                              purchased. The Trust may alter or terminate
                              the Automatic Investment Plan at any time.

 SYSTEMATIC WITHDRAWAL PLAN . A shareholder with a minimum account of
                              $1,000,000 may direct the transfer agent to send the shareholder (or anyone the shareholder designates) regular, monthly, quarterly or semi-annual payments. Each payment under a Systematic Withdrawal Plan
                              ("SWP") must be at least $500. Such
                              payments are drawn from share redemptions.
                            . Shareholders participating in the SWP must
                              elect to have their dividends and
                              distributions automatically reinvested in additional Fund shares.
                            . The Trust may terminate any SWP for an
                              account if the value of the account falls below $50,000 as a result of share redemptions or an exchange of shares of a Fund for Brinson Fund-Class I shares of another series of the Trust.

        ACCOUNT OPTIONS                         INSTRUCTIONS
 ------------------------------ ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or
                                  an individual who has received a
                                  qualified distribution from his or her
                                  employer's retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed on any business day that the NYSE is open. Redemptions of shares of the Emerging Markets Equity Fund will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below, less the transaction charge described under "Annual Fund Operating Expenses." Redemptions of shares of the Emerging Markets Debt Fund will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value (less the transaction charge with respect to the Emerging Markets Equity Fund) next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a

Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of the
                              person who has authorized a redemption from your
                              account. Please contact the Fund for further
                              information.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.

 BY WIRE                    . This service must be elected either on the
 [LOGO]                       initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.

 BY TELEPHONE 1-800-448-    . This service must be elected either on the
 2430                         initial application or subsequently arranged in
 [LOGO]                       writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Shares will be sold at the next share price (less
                              the transaction charge with respect to the
                              Emerging Markets Equity Fund) calculated after
                              the order is received and accepted. Share price
                              is normally calculated at 4:00 p.m. Eastern time.

 AUTOMATICALLY              . Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for the Brinson Fund-Class I shares of any other series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the UBS Investment Funds class shares or the Brinson Fund-Class N shares of a series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the fund into which, the exchange is made, less any applicable transaction charges. Exchanges may be made only for shares of a series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one series and reinvested in shares of another series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time, less the applicable transaction charge. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class, less the applicable transaction charge. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen different series, including the Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers thirteen investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each series: the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Class" of shares.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  A shareholder that holds 25% or more of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series of the Trust. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, Chase, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, Chase and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, Chase and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost, plus any reinvested capital gains and dividends. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Trust's investment portfolios is included in the Trust's Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430. The performance of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund commenced after June 30, 1998 and therefore are not included in the Trust's Annual Report.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (EMERGING MARKETS EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expects its U.S. equity investments to emphasize large and intermediate capitalization companies. The Series may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Series may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Series also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES: The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. The Emerging Markets Equity Fund may invest up to 35% of its assets and the Emerging Markets Debt Fund may invest substantially all of its assets in fixed income securities rated below investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Series may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS: The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES: Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES: Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES: The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS: The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES: The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS: The Series may enter into contracts for the future purchase or sale of securities and indices. The Series also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS: The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING: Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES: Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES: Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.


  PAY-IN-KIND BONDS: The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

  CONVERTIBLE SECURITIES: The Series may invest in convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

  EURODOLLAR SECURITIES: The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

  BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invest will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of their holdings.

  STRUCTURED SECURITIES: The Series may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by a Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

  LOAN PARTICIPATIONS AND ASSIGNMENTS: The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

  The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as general creditors of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series' portfolios and calculating their net asset values. To the extent that a Series cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Loan Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

  SWAPS (EMERGING MARKETS EQUITY FUND): The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates), to protect against any increase in the price of securities the Series anticipates purchasing at a later date or to gain exposure to certain markets.

  Interest rate swaps involve the exchange by the Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were not used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

  The equity swaps in which the Series intends to invest involve agreements with a counterparty. The return to the Series on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

  If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

  The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, it will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' total net assets.

  INVESTMENT COMPANY SECURITIES: The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, the Series do not intend to invest in the portfolios of Brinson Relationship Funds.

  RUSSIAN SECURITIES: The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirements will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430.

APPENDIX B

                                          NUMBER OF    TOTAL FUND
BRINSON PARTNERS, INC.                   ACCOUNTS PER    ASSETS    PERCENTAGE OF
COMPOSITE NAME                            COMPOSITE   ($ MILLIONS)  FIRM ASSETS
----------------------                   ------------ ------------ -------------
Emerging Markets Equity Portfolio.......       1          452           0.7
Emerging Markets Debt Portfolio.........       1          428           0.7

----------

  /1/The composites presented are single entity composites or the assets of a single client. As such, internal dispersion for all periods is zero and is not presented. AIMR-PPS(TM) states that pooled funds, including unit trusts (or collective funds) may be treated as separate composites. As such, this table presents the composite performance results of collective funds only and does not include separately managed accounts. Composites for separately managed accounts are available upon request.

                                                      ---------------------
                                                        The Brinson Funds



                                                 Brinson Emerging Markets
                                                   Equity Fund
                                                 Brinson Emerging Markets
                                                   Debt Fund




                                                           Prospectus
                                                        December 10, 1998





                                                          Institutional
                                                        Asset Management
                                                      ---------------------


The Brinson Funds
-------------------------------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295
Tel: 1-800-448-2430

                               THE BRINSON FUNDS
                                    [LOGO]

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               December 10, 1998

     This Prospectus describes the Brinson Fund-Class N shares of certain of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers thirteen distinct investment portfolios. This Prospectus describes eleven of the Trust's investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund) (each a "Series" and collectively, the "Series"). The two remaining investment portfolios of the Trust--Emerging Markets Equity Fund and Emerging Markets Debt Fund--are described in a separate prospectus. Each Series and each other investment portfolio offered by the Trust offers three separate classes of shares--the Brinson Fund-Class N, the Brinson Fund-Class I and the UBS Investment Funds class. The Brinson Fund-Class N shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Large Capitalization Growth Fund, Brinson U.S. Small Capitalization Growth Fund, Brinson U.S. Bond Fund, Brinson High Yield Fund and Brinson Global (ex-U.S.) Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class N shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund-Class I shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-448-2430. The UBS Investment Funds class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-794-7753.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class N shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds, the other investment portfolios offered by the Trust and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated December 10, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Prior Performance of Advisor...............................................   9
Description of the Funds...................................................  12
Investment Objectives and Policies.........................................  12
  Global Fund..............................................................  12
  Global Equity Fund.......................................................  13
  Global Bond Fund.........................................................  13
  U.S. Balanced Fund.......................................................  14
  U.S. Equity Fund.........................................................  14
  U.S. Large Capitalization Equity Fund....................................  15
  U.S. Large Capitalization Growth Fund....................................  15
  U.S. Small Capitalization Growth Fund....................................  15
  U.S. Bond Fund...........................................................  16
  High Yield Fund..........................................................  17
  Global (ex-U.S.) Equity Fund.............................................  17
Investment Considerations and Risks........................................  18
Management of the Trust....................................................  24
Portfolio Management.......................................................  25
Administration of the Trust................................................  26
Purchase of Shares.........................................................  27
Account Options............................................................  30
Redemption of Shares.......................................................  31
Net Asset Value............................................................  33
Distribution Plan..........................................................  35
Dividends, Distributions and Taxes.........................................  35
General Information........................................................  37
Performance Information....................................................  39
Appendix A.................................................................  41
Appendix B.................................................................  49

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                 TOTAL FUND
                                                                             OPERATING EXPENSES
                                                            OTHER EXPENSES   (AFTER FEE WAIVER
BRINSON FUND CLASS N        MANAGEMENT FEES       12B-1         (AFTER           AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/1/ EXPENSES/2/ REIMBURSEMENT)/1/   REIMBURSEMENT)/1/
--------------------     --------------------- ----------- ----------------- ------------------
Global Fund ............         0.80%            0.25%          0.14%             1.19%
Global Equity Fund......         0.78%            0.25%          0.22%             1.25%
Global Bond Fund........         0.69%            0.25%          0.21%             1.15%
U.S. Balanced Fund......         0.69%            0.25%          0.11%             1.05%
U.S. Equity Fund........         0.70%            0.25%          0.10%             1.05%
U.S. Large Capitaliza-
 tion Equity Fund.......         0.00%            0.25%          0.80%             1.05%
U.S. Large Capitaliza-
 tion Growth Fund.......         0.70%            0.25%          0.10%             1.05%
U.S. Small Capitaliza-
 tion Growth Fund.......         1.00%            0.25%          0.15%             1.40%
U.S. Bond Fund..........         0.26%            0.25%          0.34%             0.85%
High Yield Fund.........         0.60%            0.25%          0.10%             0.95%
Global (ex-U.S.) Equity
 Fund...................         0.80%            0.25%          0.20%             1.25%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.70%, 1.00%, 0.50%, 0.60% and 0.80%, respectively. The
  Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.80%, 1.15%, 0.60%, 0.70%
  and 1.00%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the Brinson Fund Class N shares of the Series for the fiscal year ended June 30, 1998 for the Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund and U.S. Bond Fund would have been 1.27%, 1.21%, 1.06%, 1.84%, and 1.09%, respectively. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998. The fees and expenses of the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund are based on estimates.

/2/For the purposes of this Table, "12b-1 expenses" is comprised of an asset-based sales charge of 0.25% of average daily net assets of each Series. See "Distribution Plan."

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Brinson Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and expense reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS N SHARES                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------                      ------ ------- ------- --------
Global Fund.....................................  $12     $38     $65     $144
Global Equity Fund..............................  $13     $40     $69     $151
Global Bond Fund................................  $12     $37     $63     $140
U.S. Balanced Fund..............................  $11     $33     $58     $128
U.S. Equity Fund................................  $11     $33     $58     $128
U.S. Large Capitalization Equity Fund...........  $11     $33     $58     $128
U.S. Large Capitalization Growth Fund...........  $11     $33     $58     $128
U.S. Small Capitalization Growth Fund...........  $14     $44     $77     $168
U.S. Bond Fund..................................  $ 9     $27     $47     $105
High Yield Fund.................................  $10     $30     $53     $117
Global (ex-U.S.) Equity Fund....................  $13     $40     $69     $151

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Global (ex-U.S.) Equity Fund

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ended June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.

U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Bond Fund

  The U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund (collectively, the "New Series") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a New Series, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund were reorganized and merged into the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund, respectively. (These transactions are collectively referred to as the "Reorganizations.") In conjunction with the Reorganizations, the fiscal year ends of the Predecessor Funds were changed to June 30. The New Series had no operations prior to the Reorganizations.

  The selected financial information in the following table has been audited by the Predecessor Funds' independent auditors, whose unqualified reports on the financial statements containing such information (the "Reports") appear in the Predecessor Funds' Annual Reports to Shareholders dated December 31, 1997 (the "Predecessor Funds' Annual Reports"). In addition, the table includes unaudited financial information for the period ended June 30, 1998, which is included in the Predecessor Funds' Semi-Annual Reports to Shareholders (the "Predecessor Funds' Semi-Annual Reports") dated June 30, 1998. Additional performance and financial data and related notes are contained in the Predecessor Funds' Annual Reports and the Predecessor Funds' Semi-Annual Reports (the "Predecessor Funds' Reports"), which are available without charge upon request. The Predecessor Funds' Financial Statements for the fiscal year ended December 31, 1997, and the period ended June 30, 1998, and the Predecessor Funds' Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30 AND DECEMBER 31

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' and the Predecessor Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                 TOTAL      TIONS   DISTRIBU-
                                                 INCOME   FROM AND    TIONS              NET                 NET
                                       NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET    REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- -------
BRINSON GLOBAL FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $13.13   0.63       0.32        0.95     (0.63)    (0.70)    (1.33)   $12.75    7.90 %   $ 1,163
BRINSON GLOBAL EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.76   0.13       0.82        0.95     (0.13)    (1.05)    (1.18)   $12.53    8.60 %   $     1
BRINSON GLOBAL BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $ 9.64   0.42/2/   (0.20)       0.22     (0.29)    (0.17)    (0.46)   $ 9.40    2.37 %   $     9
BRINSON U.S. BALANCED FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.53   0.47/2/    0.94        1.41     (0.73)    (0.94)    (1.67)   $12.27   12.15 %   $     1
BRINSON U.S. EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $17.64   0.15       3.37        3.52     (0.15)    (1.13)    (1.28)   $19.88   21.10 %   $   268
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS N (Commencement of Operations April 6, 1998)
1998............  $10.00   0.02      (0.23)      (0.21)    (0.01)      --      (0.01)   $ 9.78   (2.02)%   $16,033
BRINSON U.S. BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $10.24   0.61       0.42        1.03     (0.55)    (0.14)    (0.69)   $10.58   10.30 %   $     1
BRINSON GLOBAL (EX-U.S.) EQUITY FUND/3/--CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.59   0.16       0.29        0.45     (0.16)    (0.74)    (0.90)   $12.14    4.51 %   $    11
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                   BEFORE     AFTER      BEFORE     AFTER
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER
YEAR                MENT       MENT       MENT       MENT      RATE
----             ---------- ---------- ---------- ---------- ---------
BRINSON GLOBAL FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.19%        N/A      2.45%        N/A        88%
BRINSON GLOBAL EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.27%      1.25%      1.04%      1.06%        46%
BRINSON GLOBAL BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.21%      1.15%      4.22%      4.28%       151%
BRINSON U.S. BALANCED FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.06%      1.05%      3.63%      3.64%       194%
BRINSON U.S. EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.05%        N/A      0.87%        N/A        42%
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS N (Commencement of Operations April 6, 1998)
1998............  1.84%/1/   1.05%/1/   0.27%/1/   1.06%/1/     12%
BRINSON U.S. BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.09%      0.85%      5.36%      5.60%       198%
BRINSON GLOBAL (EX-U.S.) EQUITY FUND/3/--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.25%        N/A      1.27%        N/A        49%

-----

/1/Annualized

/2/The net investment income per share data was determined by using average shares outstanding throughout the period.

/3/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.

/4/The information provided in this table does not reflect Rule 12b-1 plan expenses, as the Predecessor Funds were not subject to such expenses.

/5/For the period from commencement of operations to December 31, 1997.

/6/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.

/7/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds.

/8/For the period from January 1, 1998 to June 30, 1998.

N/A = Not Applicable

                            INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                 LESS DISTRIBUTIONS
                           ------------------------------- -----------------------------
                                                  TOTAL              DISTRIBU-
                                                  INCOME   DISTRIBU-   TIONS               NET                 NET
                                        NET       (LOSS)     TIONS   FROM AND             ASSET              ASSETS
                 NET ASSET   NET     REALIZED      FROM    FROM NET  IN EXCESS           VALUE-     TOTAL    END OF
                  VALUE-   INVEST-      AND      INVEST-    INVEST-   OF NET     TOTAL     END     RETURN    PERIOD
                 BEGINNING   MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF       (NON-      (IN
YEAR             OF PERIOD  INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD  ANNUALIZED)  000S)
----             --------- -------- ----------- ---------- --------- --------- --------- ------- ----------- -------
BRINSON GLOBAL FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $13.13    0.63       0.32        0.95     (0.63)    (0.70)    (1.33)    $12.75    7.90 %   $ 1,163
BRINSON GLOBAL EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.76    0.13       0.82        0.95     (0.13)    (1.05)    (1.18)    $12.53    8.60 %   $     1
BRINSON GLOBAL BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $ 9.64    0.42/2/   (0.20)       0.22     (0.29)    (0.17)    (0.46)    $ 9.40    2.37 %   $     9
BRINSON U.S. BALANCED FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.53    0.47/2/    0.94        1.41     (0.73)    (0.94)    (1.67)    $12.27   12.15 %   $     1
BRINSON U.S. EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $17.64    0.15       3.37        3.52     (0.15)    (1.13)    (1.28)    $19.88   21.10 %   $   268
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS N (Commencement of Operations April 6, 1998)
1998............  $10.00    0.02      (0.23)      (0.21)    (0.01)      N/A     (0.01)    $ 9.78   (2.02)%   $16,033
BRINSON U.S. BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  $10.24    0.61       0.42        1.03     (0.55)    (0.14)    (0.69)    $10.58   10.30 %   $     1
BRINSON GLOBAL (EX-U.S.) EQUITY FUND/3/--CLASS N (Commencement of Operations June 30, 1997)
1998............  $12.59    0.16       0.29        0.45     (0.16)    (0.74)    (0.90)    $12.14    4.51 %   $    11
BRINSON U.S. LARGE CAPITALIZATION GROWTH FUND/4/--CLASS N (Commencement of Operations October 14, 1997)
1997/5......../.   $100     0.23      (0.79)      (0.56)    (0.22)      --      (0.22)   $ 99.22   (0.55)%   $ 4.137
1998 (unau-
dited)/8....../.  $99.22    0.27      12.76       13.03       --        --        --     $112.25   13.13%    $ 7,135
BRINSON U.S. SMALL CAPITALIZATION GROWTH FUND/4/--CLASS N (Commencement of Operations September 30, 1997)
1997/5......../.   $100      --       (5.62)      (5.62)      --        --        --     $ 94.38   (5.62)%   $11,954
1998 (unau-
dited)/8....../.  $94.38   (0.05)      2.85        2.80       --        --        --     $ 97.18    2.89%    $21,310
                          RATIOS/SUPPLEMENTAL DATA
                 -----------------------------------------------------------
                                                 RATIO OF NET
                   RATIO OF EXPENSES           INVESTMENT INCOME
                    TO AVERAGE NET              TO AVERAGE NET
                        ASSETS                      ASSETS
                 --------------------------- -------------------------------
                   BEFORE        AFTER         BEFORE          AFTER
                  EXPENSE       EXPENSE       EXPENSE         EXPENSE        PORTFOLIO
                 REIMBURSE-    REIMBURSE-    REIMBURSE-      REIMBURSE-      TURNOVER
YEAR                MENT          MENT          MENT            MENT           RATE
----             ------------- ------------- --------------- --------------- ----------
BRINSON GLOBAL FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.19%           N/A         2.45%             N/A             88%
BRINSON GLOBAL EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.27%         1.25%         1.04%           1.06%             46%
BRINSON GLOBAL BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.21%         1.15%         4.22%           4.28%            151%
BRINSON U.S. BALANCED FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.06%         1.05%         3.63%           3.64%            194%
BRINSON U.S. EQUITY FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.05%           N/A         0.87%             N/A             42%
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS N (Commencement of Operations April 6, 1998)
1998............  1.84%/1/      1.05%/1/      0.27%/1/        1.06%/1/          12%
BRINSON U.S. BOND FUND--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.09%         0.85%         5.36%           5.60%            198%
BRINSON GLOBAL (EX-U.S.) EQUITY FUND/3/--CLASS N (Commencement of Operations June 30, 1997)
1998............  1.25%           N/A         1.27%             N/A             49%
BRINSON U.S. LARGE CAPITALIZATION GROWTH FUND/4/--CLASS N (Commencement of Operations October 14, 1997)
1997/5......../.  8.54%/1/,/6/  1.00%/1/,/6/ (6.19)%/1/,/6/   1.35%/1/,/6/       6%/7/
1998 (unau-
dited)/8....../.  3.27%/1/,/6/  1.00%/1/,/6/ (1.69)%/1/,/6/   0.58%/1/,/6/      35%/7/
BRINSON U.S. SMALL CAPITALIZATION GROWTH FUND/4/--CLASS N (Commencement of Operations September 30, 1997)
1997/5......../.  3.63%/1/,/6/  1.20%/1/,/6/ (2.53)%/1/,/6/  (0.10)%/1/,/6/      3%/7/
1998 (unau-
dited)/8....../.  1.95%/1/,/6/  1.20%/1/,/6/ (0.87)%/1/,/6/  (0.12)%/1/,/6/      9%/7/

-----
/1/Annualized

/2/The net investment income per share data was determined by using average shares outstanding throughout the period.

/3/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.

/4/The information provided in this table does not reflect Rule 12b-1 plan expenses, as the Predecessor Funds were not subject to such expenses.

/5/For the period from commencement of operations to December 31, 1997.

/6/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.

/7/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds.

/8/For the period from January 1, 1998 to June 30, 1998.

N/A=Not Applicable

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS               NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND             ASSET              ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-     TOTAL    END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL     END     RETURN    PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF       (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD  ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------- ----------- -------
BRINSON HIGH YIELD FUND/4/--CLASS N (Commencement of Operations September 30, 1997)
1997/5......./..   $100     1.80      0.52        2.32      (1.77)     --       (1.77)  $100.55    2.34%    $ 7,861
1998 (unau-
dited)/8...../..  $100.55   4.00      1.67        5.67      (3.96)     --       (3.96)  $102.26    5.07%    $16,463
                              RATIOS/SUPPLEMENTAL DATA
                 ---------------------------------------------------
                                            RATIO OF NET INVESTMENT
                     RATIO OF EXPENSES              INCOME
                      TO AVERAGE NET            TO AVERAGE NET
                          ASSETS                    ASSETS
                 ------------------------- -------------------------
                    BEFORE       AFTER        BEFORE       AFTER
                   EXPENSE      EXPENSE      EXPENSE      EXPENSE    PORTFOLIO
                  REIMBURSE-   REIMBURSE-   REIMBURSE-   REIMBURSE-  TURNOVER
YEAR                 MENT         MENT         MENT         MENT       RATE
----             ------------ ------------ ------------ ------------ ----------
BRINSON HIGH YIELD FUND/4/--CLASS N (Commencement of Operations September 30, 1997)
1997/5......./.. 4.98%/1/,/6/ 0.90%/1/,/6/ 3.15%/1/,/6/ 7.23%/1/,/6/     80%/7/
1998 (unau-
dited)/8...../.. 2.47%/1/,/6/ 0.90%/1/,/6/ 6.46%/1/,/6/ 8.03%/1/,/6/    155%/7/

-----
/1/Annualized

/2/The net investment income per share data was determined by using average shares outstanding throughout the period.

/3/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.

/4/The information provided in this table does not reflect Rule 12b-1 plan expenses, as the Predecessor Funds were not subject to such expenses.

/5/For the period from commencement of operations to December 31, 1997.

/6/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.

/7/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds.

/8/For the period from January 1, 1998 to June 30, 1998.

N/A = Not Applicable

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's composite performance data relating to the historical performance of institutional private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Series. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to the applicable Series of the Trust as measured against specified market indices. This performance presentation includes certain composites of Brinson Partners, Inc. and certain composites of UBS Brinson New York (formerly UBS Asset Management New York). These two firms are now part of one organization as a result of a business combination on June 30, 1998. The portfolio management process and performance measurement are distinct for the two entities through June 30, 1998. The performance data of each series of the Brinson Funds as well as three of the UBS Private Investor Funds is also included in the table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)) as of January 1, 1993. The Advisor complies with the AIMR standards on a firmwide basis, and a list of all firm composites is available upon request. The composite performance results are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved with the preparation or Review of this report.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated in a manner consistent with the U.S. Securities and Exchange Commission's ("SEC") method of calculating returns. Monthly returns are compounded to determine returns on a quarterly, annual or other time period. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns exclude the impact of custodial fees, and any other administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the account.

  Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Firm. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes are included in composite performance and no minimum account relationship size was set for inclusion in the composite as the account size does not impact portfolio management style. The composites are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the composites, the performance results could have been adversely affected. The composite's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                 BRINSON FUND CLASS N ANNUALIZED RETURNS

                                                       ANNUALIZED
                                              ---------------------------------
                                               ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------             -----  -----  -----  -----  -----
BRINSON GLOBAL FUND CLASS N/2............../.  7.90% 13.21% 14.25% 11.09%   N/A%
Global Securities Portfolio/1............../.  8.09  13.45  14.80  12.27  14.31
MSCI World Equity (Free) Index/3/, /4....../. 17.18  19.88  19.56  16.02  11.63
Salomon World Govt. Bond Index/3.........../.  4.32   4.10   2.84   6.33   8.35
Global Securities Markets Index/3........../. 13.76  15.86  15.72  13.56  12.41

                                                       ANNUALIZED
                                              ---------------------------------
                                               ONE    TWO   THREE  FIVE    TEN
   TOTAL RETURNS AS OF JUNE 30, 1998          YEAR   YEARS  YEARS  YEARS  YEARS
   ---------------------------------          -----  -----  -----  -----  -----
   BRINSON GLOBAL EQUITY FUND CLASS N/2..../.  8.60% 14.75% 18.26%   N/A%   N/A%
   Global Equity with Cash Portfolio/1...../. 10.88  16.31  19.47  13.61  12.81
   MSCI World Equity (Free) Index/3/, /4.../. 17.18  19.88  19.56  16.02  11.63

   BRINSON GLOBAL BOND FUND CLASS N/2........./.   2.37   5.00  7.12   N/A   N/A
   Global Bond Portfolio/1..................../.   3.68   5.70  7.86  6.52  9.02
   Salomon World Govt. Bond Index/3.........../.   4.32   4.10  2.84  6.33  8.35
   BRINSON U.S. BALANCED FUND CLASS N/2......./.  12.15  13.81 13.70   N/A   N/A
   U.S. Balanced Portfolio/1................../.  12.84  14.61 14.64 12.01 12.66
   U.S. Balanced Mutual Fund Index/3........../.  22.38  22.05 20.83 16.32 14.57
   Wilshire 5000 Index/3....................../.  28.86  29.09 28.13 21.56 17.61
   Salomon Brothers BIG Bond Index/3........../.  10.59   9.36  7.88  6.91  9.11
   BRINSON U.S. EQUITY FUND CLASS N/2........./.  21.10  26.37 27.73   N/A   N/A
   U.S. Equity Fund/1........................./.  21.72  27.09 28.49 21.85 19.49
   Wilshire 5000 Index/3....................../.  28.86  29.09 28.13 21.56 17.61
   BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND
    CLASS N/2/, /6............................/.  (0.37)   N/A   N/A   N/A   N/A
   UBS LARGE CAP GROWTH FUND/2/, /5/, /7....../.  12.51    N/A   N/A   N/A   N/A
   U.S. Large Capitalization Equity Portfo-
    lio/1...................................../.  21.27  28.47 30.42 23.35 20.50
   U.S. Large Capitalization Growth Portfo-
    lio/1/, /7................................/.  25.06  27.37 25.73 19.10 17.73
   S & P 500 Index/3........................../.  30.21  32.37 30.23 23.05 18.55
   UBS SMALL CAP FUND/2/, /5/, /7............./.  (2.89)   N/A   N/A   N/A   N/A
   U.S. Small Capitalization Growth Portfo-
    lio/1/, /7................................/.  13.60  15.28 20.99 14.98 15.73
   Russell 2000 Index/3......................./.  16.51  16.42 18.86 16.05 13.57
   BRINSON U.S. BOND FUND CLASS N/2.........../.  10.30   9.37   N/A   N/A   N/A
   U.S. Bond Portfolio/1....................../.  10.80   9.80  8.18  7.05  9.31
   Salomon Brothers BIG Bond Index/3........../.  10.59   9.36  7.88  6.91  9.11
   UBS HIGH YIELD BOND FUND/2/, /5/, /7......./.   8.18    N/A   N/A   N/A   N/A
   High Yield Portfolio/1/, /7................/.  13.72  14.03 13.80   N/A   N/A
   Merrill Lynch High Yield Master Index/3..../.  11.40  12.84 11.67 10.49 11.70
   BRINSON GLOBAL (EX-U.S.) EQUITY FUND CLASS
    N/2......................................./.   4.51  12.11 15.81   N/A   N/A
   Global (ex-U.S.) Equity Portfolio/1......../.   5.74  12.85 16.84 12.08 10.79
   MSCI Non-U.S. Equity (Free) Index
    (Unhedged)/3/, /4........................./.   6.04   9.77 11.04 10.29  6.98

----------

FOOTNOTES:

  /1/The Portfolio is a composite of funds substantially similar to the Series to which the Portfolio is being compared. Performance figures for the Advisor composites are net of advisory fees. Advisory fees are determined by applying the highest fee schedule to the composite as of June 30, 1998. Performance figures for the composites gross of fees are:





                                                       ANNUALIZED
                                              ---------------------------------
                                               ONE    TWO   THREE  FIVE    TEN
                                              YEAR   YEARS  YEARS  YEARS  YEARS
                                              -----  -----  -----  -----  -----
   Global Securities Portfolio...............  8.94% 14.30% 15.65% 12.38% 13.12%
   Global Equity with Cash Portfolio......... 11.73  17.16  20.32  14.46  13.66
   Global Bond Portfolio.....................  4.28   6.30   8.46   7.12   9.62
   U.S. Balanced Portfolio................... 13.59  15.36  15.39  12.76  13.41

                                                      ANNUALIZED
                                             ---------------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   U.S. Equity Fund......................... 22.47% 27.84% 29.24% 22.60% 20.24%
   U.S. Large Capitalization Equity Portfo-
    lio..................................... 22.02  29.22  31.17  24.10  21.35
   U.S. Large Capitalization Growth Portfo-
    lio..................................... 25.81  28.12  26.48  19.85  18.48
   U.S. Small Capitalization Growth Portfo-
    lio..................................... 14.60  16.28  21.99  15.98  16.73
   U.S. Bond Portfolio...................... 11.20  10.20   8.58   7.45   9.71
   High Yield Portfolio..................... 14.37  14.68  14.45    N/A    N/A
   Global (ex-U.S.) Equity Portfolio........  6.59  13.70  17.69  12.93  11.64

  /2/Total returns include reinvestment of all capital gain and income distributions. Inception dates and average annual returns since each Fund's inception date are as follows:

                                                        INCEPTION AVERAGE ANNUAL
   FUND                                                   DATE        RETURN
   ----                                                 --------- --------------
   Brinson Global Fund Class N........................   8/31/92      11.44%
   Brinson Global Equity Fund Class N.................   1/31/94      12.45%
   Brinson Global Bond Fund Class N...................   7/31/93       6.49%
   Brinson U.S. Balanced Fund Class N.................  12/31/94      15.90%
   Brinson U.S. Equity Fund Class N...................   2/28/94      23.11%
   Brinson U.S. Large Capitalization Equity Fund Class
    N.................................................   4/30/98     (0.13)%
   UBS Large Cap Growth Fund..........................   9/30/97      12.51%
   UBS Small Cap Fund.................................   9/30/97     (2.89)%
   Brinson U.S. Bond Fund Class N.....................   8/31/95       7.97%
   UBS High Yield Bond Fund...........................   9/30/97       8.18%
   Brinson Global (ex-U.S.) Equity Fund...............   8/31/93       9.03%

  /3/MSCI World Equity (Free) Index is an un-managed market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an un-managed market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. GSMI Mutual Fund Index, an un-managed index compiled by the Advisor, currently constructed as follows:
    40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon Brothers Broad Investment Grade (BIG) Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. The composition of the Index has evolved over time and may change in the future. U.S. Balanced Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. Wilshire 5000 Index is an un-managed broad weighted index which includes all U.S. common stocks. S & P 500 Index is an un-managed index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Russell 2000 Index is an unmanaged index that includes 2,000 U.S. small capitalization stocks and is a common measure of the performance of the small capitalization segment of the U.S. stock market. Salomon Brothers Broad Investment Grade
    (BIG) Bond Index is an un-managed market driven broad based index which includes U.S. bonds with over one year to maturity. Merrill Lynch High Yield Master Index consists of issues which must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Issues must be less than investment grade but not in default, and the index excludes floating rate debt, equipment trust certificates, and Title 11 securities. MSCI Non-U.S. Equity (Free) Index (Unhedged) is an un-managed market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance.

  /4/Beginning 1/31/88 these indices represent securities which are freely traded on equity markets.

  /5/Non-annualized return since performance inception date for the following
    Funds: Brinson U.S. Large Capitalization Equity Fund Class I: 4/30/98, UBS Large Cap Growth Fund: 10/14/97, UBS Small Cap Fund: 9/30/97 and UBS High Yield Fund: 9/30/97.

  /6/Prior to January 1996, settlement date accounting was used in equity accounts, with trade date accrual used subsequent to that date.

  /7/For additional disclosure, see Appendix B on the last page of this Prospectus.

DESCRIPTION OF THE FUNDS

INVESTMENT PROCESS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets that are invested in equity securities will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The portion of the Series' assets that is invested in fixed income securities will be primarily invested in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The benchmark for the Series is the Salomon World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals (see "Appendix A--Investment Policies and Techniques--Fixed Income Securities" for a description of supranationals). Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stocks. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. LARGE CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Growth Fund's investment objective is to provide long-term capital appreciation. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization growth companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies for purposes of the 65% policy. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of large capital growth companies. The Series may invest up to 20% of its assets in foreign securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures and options for hedging, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The benchmark for the Series is the S&P 500 Index (the "Large Capitalization Growth Benchmark"). The Large Capitalization Growth Benchmark is a broad weighted index which includes primarily U.S. common stocks. The Large Capitalization Growth Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. SMALL CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

  The U.S. Small Capitalization Growth Fund's investment objective is to provide long-term capital appreciation. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in small capital growth companies. The Advisor defines small capital companies as those with market capitalizations within the range of those stocks listed on the Russell 2000 Index at the time of the Series' investment. The Series may also invest in securities of emerging growth companies--i.e., small or medium sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of small capital growth companies. The Series may invest up to 20% of its assets in foreign securities.

  Growth company securities may have above average price volatility. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures and options for hedging, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Russell 2000 Index (the "Small Capitalization Growth Benchmark"). The Small Capitalization Growth Benchmark is a broad weighted index which includes primarily U.S. common stocks. The Small Capitalization Growth Benchmark is designed to provide a representative indication of the capitalization and return for the small capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by the Advisor. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

HIGH YIELD FUND

INVESTMENT OBJECTIVES

  The primary investment objective of the High Yield Fund is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. In seeking to achieve its primary investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. The Series seeks to achieve its primary objective by investing, under normal market conditions, at least 65% of its assets in fixed income securities that provide higher yields and that are rated in the lower rating categories of Moody's and S&P, including securities rated Baa or lower by Moody's or BBB or lower by S&P ("high yield securities"). Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The Series may invest in a broad range of fixed income securities, including debt securities of U.S. corporations, zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest up to 25% of its assets in foreign securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks"' and Appendix A in this Prospectus and in the Statement of Additional Information.

  The Series seeks its secondary investment objective of capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

  The High Yield Fund's benchmark is the Merrill Lynch High Yield Master Index (the "High Yield Benchmark"). The High Yield Benchmark is a market driven index which currently has a duration of approximately 4.26 years. The maturities of the individual securities owned by the Series may vary widely from their duration, however, and may be as long as 30 years.

GLOBAL (EX-U.S.) EQUITY FUND (FORMERLY NON-U.S. EQUITY FUND)

INVESTMENT OBJECTIVE

  The Global (ex-U.S.) Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND GLOBAL (EX-U.S.) EQUITY
FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund and U.S. Small Capitalization Growth Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  QUALITY INFORMATION FOR HIGH YIELD FUND - At any one time substantially all of the assets of the High Yield Fund may be invested in investments which are lower quality, higher yielding securities and which are rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are determined to be of comparable quality by the Advisor.

  Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba or below by Moody's or BB or below by S&P are below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described above must be satisfied at the time an investment is made. If the quality of the investment later declines, the Series may continue to hold the investment.

  Low-grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Series will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on low-grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

  The value of low-grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

  Especially at such times, trading in the secondary market for low-grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for low-grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of low-grade securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced secondary market liquidity, low-grade securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Low-grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

  Besides credit and liquidity concerns, prices for low-grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding low-grade securities.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (EX-U.S.) EQUITY
FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  EMERGING MARKETS SECURITIES (GLOBAL FUND AND HIGH YIELD FUND) - There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund and the High Yield Fund. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities.

  An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

  As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

  The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see Appendix A), and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (EX-U.S.) EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. However, the ability to manage foreign exchange risk through the use of these strategies may be limited in certain emerging markets because of a lack of appropriate financial instruments. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  The normal currency allocation of the Series is identical to the currency mix of their respective Benchmarks. The Series expect to maintain this normal currency exposure when, in the judgment of the Advisor, global currency markets are fairly priced relative to each other and relative to the associated risks. The Series may actively deviate from such normal currency allocations to take advantage of, or to protect its portfolio from risk and return characteristics of, the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Series' Benchmarks are determined by the Advisor based upon its research.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), options on foreign currencies and options on futures, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND U.S. LARGE CAPITALIZATION GROWTH FUND ONLY) - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund, U.S. Large Capitalization Equity Fund or U.S. Large Capitalization Growth Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, approximately $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. -
 International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds -
 Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Large Capitalization Growth Fund/1.........................../. 0.70
      U.S. Small Capitalization Growth Fund/1.........................../. 1.00
      U.S. Bond Fund...................................................... 0.50
      High Yield Fund/1................................................./. 0.60
      Global (ex-U.S.) Equity Fund........................................ 0.80

----------

/1/The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth
Fund and High Yield Fund each commenced operations on December   , 1998.

  The fee payable to Brinson Partners by the Global, Global Equity, U.S. Small Capitalization Growth and Global (ex-U.S.) Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Brinson Global Fund--Class N, Brinson Global Equity Fund--Class N, Brinson Global Bond Fund--Class N, Brinson U.S. Balanced Fund--Class N, Brinson U.S. Equity Fund--Class N, Brinson U.S. Large Capitalization Equity Fund--Class N, Brinson U.S. Large Capitalization Growth Fund--Class N, Brinson U.S. Small Capitalization Growth Fund--Class N, Brinson U.S. Bond Fund--Class N, Brinson High Yield Fund--Class N and Brinson Global (ex-U.S.) Equity Fund--Class N will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.80%, 1.15%,
0.60%, 1.00% and 0.70%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017, pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  Chase provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as co-custodian for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund with respect to certain foreign securities until such securities are transferred to Chase. After such securities are transferred to Chase, Chase will be the sole custodian for these Series under the terms of the Services Agreement.

  As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class N shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. The minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The Brinson Funds may be purchased through broker-dealers having sales agreements with FDI, or through institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The Brinson Fund-Class N Shares, however, are subject to annual 12b-1 plan expenses of 0.025% of the Funds' average daily net assets of such shares.

  The Brinson Fund-Class N shares may also be marketed directly through the offices of UBS A.G. Through its branches and subsidiaries, UBS A.G. conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class I shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                                INITIAL INVESTMENT                SUBSEQUENT INVESTMENTS
                         ---------------------------------  -----------------------------------
BY MAIL                  MINIMUM $1,000,000
[LOGO]                   . Complete and sign the Account    . Make your check payable
                           Application accompanying this      to "Brinson _______ Fund-Class
                           Prospectus.                        N."
                         . Make your check payable to       . Enclose the remittance
                           "Brinson ______ Fund-Class N."     portion of your account
                         . Mail to the address indicated      statement and include the amount
                           on the Account Application.        of investment, the account name
                                                              and number.
                                                            . Mail to the address indicated
                                                              on your account statement or
                                                              enclose in the envelope provided.

BY WIRE                  . Call 1-800-448-2430 to           . Wire federal funds to:
[LOGO]                     arrange for a wire                 THE CHASE MANHATTAN BANK
                           transaction.                       ABA#021000021
                         . Wire federal funds within 24       DDA#9102-783504
                           hours to:                          FOR: "BRINSON ________ FUND-
                           THE CHASE MANHATTAN BANK           CLASS N" AND INCLUDE YOUR NAME
                           ABA#021000021                      AND ACCOUNT NUMBER.
                           DDA#9102-783504
                           FOR: "BRINSON ________ FUND-
                           CLASS N" AND INCLUDE YOUR NAME
                           AND NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address indicated on the
                           Account Application immediately
                           following the initial wire
                           transaction.
BY TELEPHONE             . Call 1-800-448-2430 to           . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone            arrange for a telephone
                           transaction.                       transaction.
PURCHASING BY EXCHANGES  . You may open a new account       . You may purchase additional
[LOGO]                     for any series of the Trust by     shares of any series of the
                           making an exchange from an         Trust by making an exchange
                           existing Brinson Fund-Class N      from an existing Brinson Fund-
                           account of any other series of     Class N account of any other
                           the Trust. Exchanges may be        series of the Trust. Exchanges
                           made by mail or telephone.         may be made by mail or
                           Call 1-800-448-2430 for            telephone.
                           assistance.                        Call 1-800-448-2430 for
                                                              assistance.
AUTOMATICALLY            . Please refer to "Automatic       . Please refer to "Automatic
                           Investment Plan" under             Investment Plan" under
                           "Account Options" or call 1-       "Account Options" or call 1-
                           800-448-2430 for assistance.       800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
AUTOMATIC INVESTMENT PLAN       . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  Application, which is available upon
                                  request by calling 1-800-448-2430, and
                                  mail it to the address indicated.
                                . The account must be opened first with
                                  the initial $1,000,000 minimum
                                  investment, with subsequent investments
                                  of $500 pursuant to the Automatic
                                  Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.
SYSTEMATIC WITHDRAWAL PLAN      . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $500. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  N shares of another series of the
                                  Trust.
INDIVIDUAL RETIREMENT ACCOUNTS  . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

BY MAIL                      . Submit a written request for redemption with:
[LOGO]                         . The Fund's name;
                               . Your Fund account number;
                               . The dollar amount or number of shares to be
                                 redeemed; and
                               . Signatures of all persons required to sign for
                                 transactions, exactly as their names appear on
                                 the Account Application.
                             . To protect your account from fraud, the Fund and
                               its agents may require a signature guarantee for
                               certain redemptions to verify the identity of
                               the person who has authorized a redemption from
                               your account. Please contact the Fund for
                               further information.
                             . Mail to the address indicated on the Account
                               Application. Questions may be directed to the
                               transfer agent at 1-800-448-2430.
BY WIRE                      . This service must be elected either on the
[LOGO]                         initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-448-2430.
                             . Wire redemption requests must be received by the
                               transfer agent before 4:00 p.m. Eastern time for
                               money to be wired the next business day.
BY TELEPHONE 1-800-448-2430  . This service must be elected either on the
[LOGO]                         initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at 1-800-448-2430.
                             . Shares will be sold at the next share price
                               calculated after the order is received and
                               accepted. Share price is normally calculated at
                               4:00 p.m. Eastern time.
AUTOMATICALLY                . Please refer to "Systematic Withdrawal Plan"
                               under "Account Options" or call 1-800-448-2430
                               for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for the Brinson Fund-Class N shares of any other series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class N shares and either the UBS Investment Funds class shares or the Brinson Fund-Class I shares of a series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the fund into which, the exchange is made. Exchanges may be made only for shares of a series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the Brinson Fund-Class N shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the Brinson Fund-Class N shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the Brinson Fund-Class N shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the Brinson Fund-Class N shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the Brinson Fund-Class N shares or provide services with respect to the Brinson Fund-Class N shares.

  UBS A.G., or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the Brinson Fund-Class N shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective Brinson Fund-Class N shares to FDI and others under the Plan may not exceed 0.25% of a Fund's average daily net assets in any year.

  The Plan applies only to the Brinson Fund-Class N shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' UBS Investment Fund's class of shares or Brinson Fund-Class I shares. All payments made by the Brinson Fund-Class N shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Brinson Fund-Class N of the Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen different series, including the Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, U.S. Large Capitalization Equity Fund and U.S. Large Capitalization Growth Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers thirteen investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large

Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each series: the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Class" of shares.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  As of November 18, 1998, Emjayco held of record more than 25% of the outstanding shares of the Global Fund; Brinson Partners, Inc. held of record more than 25% of the outstanding shares of the Global Equity Fund; Emjayco held of record more than 25% of the outstanding shares of the Global Bond Fund; Brinson Partners, Inc. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Merrill Lynch Trust Co. held of record more than 25% of the outstanding shares of the U.S. Equity Fund; National Financial Services Corporation held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; Brinson Partners, Inc. held of record more than 25% of the outstanding shares of the U.S. Bond Fund; Emjayco held of record more than 25% of the outstanding shares of the Global (ex-U.S.) Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series of the Trust. In addition, subject to certain conditions, shareholders of each series may apply to the series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Small Capitalization Growth Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, Chase, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, Chase and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, Chase and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost, plus any reinvested capital gains and dividends. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Except as noted, further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430. The performance of the Predecessor Funds is included in the UBS Private Investor Funds, Inc. Annual Report dated December 31, 1997 and Semi-Annual report dated June 30, 1998, each of which may be obtained without charge by contacting the Trust at 1-800-448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND GLOBAL (EX-U.S.) EQUITY
FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the U.S. Small Capitalization Growth Fund, expect their U.S. equity investments to emphasize large and intermediate capitalization companies. The U.S. Small Capitalization Growth Fund expects its U.S. equity investments to emphasize small capitalization companies. The Global Fund and U.S. Small Capitalization Growth Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund may also invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series (except for the High Yield Fund) will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series (except for the High Yield Fund) currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. The High Yield Fund may invest up to 10% of its assets in securities rated below Caa by Moody's or CCC by S&P. Except for the High Yield Fund, to the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, U.S. BOND FUND AND HIGH YIELD FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, GLOBAL (EX-U.S.) EQUITY FUND AND HIGH YIELD FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes (except for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund). For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, GLOBAL (EX-U.S.) EQUITY FUND AND HIGH YIELD FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the Global (ex-U.S.) Equity Fund and the High Yield Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, Global (ex-U.S.) Equity Fund and High Yield Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  SHORT SALES (U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND HIGH YIELD FUND): In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized and the

Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by any Series exceeds 25% of its total assets. Each Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities.

  PAY-IN-KIND BONDS (HIGH YIELD FUND): The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

  CONVERTIBLE SECURITIES (HIGH YIELD FUND): The Series may invest in convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

  EURODOLLAR SECURITIES (GLOBAL BOND FUND AND HIGH YIELD FUND): The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

  BRADY BONDS (HIGH YIELD FUND): The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

  STRUCTURED SECURITIES (HIGH YIELD FUND): The Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured

Securities of the type in which the Series anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

  LOAN PARTICIPATIONS AND ASSIGNMENTS (HIGH YIELD FUND): The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

  The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series' portfolios and calculating its net asset value. To the extent that the Series cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Loan Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.


  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits the Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and
(3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430.

APPENDIX B

     BRINSON PARTNERS, INC.    NUMBER OF ACCOUNTS TOTAL FUND ASSETS PERCENTAGE OF
     COMPOSITE NAME              PER COMPOSITE      ($ MILLIONS)     FIRM ASSETS
     ----------------------    ------------------ ----------------- -------------
     Global Equity Portfolio.           1                   6              0
     Global Bond Portfolio...           1                 106            0.2
     U.S. Balanced Portfolio.           1                 184            0.3
     U.S. Equity Portfolio...           1               3,610            5.7
     U.S. Bond Portfolio.....           1               2,408            3.8
     Global (ex-U.S.) Equity
      Portfolio..............           1               2,624            4.1

----------

  /1/The composites presented are single entity composites or the assets of a single client. As such, internal dispersion for all periods is zero and is not presented. AIMR-PPS(TM) states that pooled funds, including unit trusts (or collective funds) may be treated as separate composites. As such, this table presents the composite performance results of collective funds only and does not include separately managed accounts. Composites for separately managed accounts are available upon request.

     UBS BRINSON NEW YORK     NUMBER OF ACCOUNTS TOTAL FUND ASSETS PERCENTAGE OF
     COMPOSITE NAME             PER COMPOSITE      ($ MILLIONS)     FIRM ASSETS
     --------------------     ------------------ ----------------- -------------
     U.S. Large
      Capitalization Growth
      Portfolio..............         25               3,558           14.6
     U.S. Small
      Capitalization Growth
      Portfolio..............          4                 560            2.3
     High Yield Portfolio....         11                 606            2.5

----------

  /2/Internal dispersion is calculated as the equally-weighted annual standard deviation within a composite consisting of at least five accounts with full year returns.

  U.S. Large Capitalization Growth Equity: 1988, 5.91%; 1989, 4.87%; 1990, 0.54%; 1991, 11.55%; 1992, 3.68%; 1993, 5.21%; 1994, 5.49%; 1995, 3.07%;
  1996, 1.02%; 1997, 2.86%.

  U.S. Small Capitalization Growth Equity: Dispersion for only 1995, 2.06%.

  High Yield: 1993, 0.64%; 1994, 1.42%; 1995, 1.10%; 1996, 0.85%; 1997,
  0.18%.

                                                      ---------------------
                                                        The Brinson Funds


                                                 Brinson Global Fund
                                                 Brinson Global Equity Fund
                                                 Brinson Global Bond Fund
                                                 Brinson U.S. Balanced Fund
                                                 Brinson U.S. Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Growth Fund

                                                 Brinson U.S. Small
                                                   Capitalization Growth Fund

                                                 Brinson U.S. Bond Fund

                                                 Brinson High Yield Fund
                                                 Brinson Global (ex - U.S.)
                                                   Equity Fund

                                                           Prospectus

                                                        December 10, 1998

                                                                          [LOGO]

                                                          Institutional

                                                        Asset Management

                                                      ---------------------

The Brinson Funds
------------------------------
209 South LaSalle Street . Chicago, Illinois 60604-1295
Tel: 1-800-448-2430

                               THE BRINSON FUNDS
                                    [LOGO]
                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               December 10, 1998

     This Prospectus describes the Brinson Fund-Class N shares of certain of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers thirteen distinct investment portfolios. This Prospectus describes two of the Trust's investment portfolios: Emerging Markets Equity Fund and Emerging Markets Debt Fund (each a "Series" and collectively, the "Series"). The eleven remaining investment portfolios of the Trust--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund)--are described in a separate prospectus. Each Series and each other investment portfolio offered by the Trust offers three separate classes of shares--the Brinson Fund-Class N, the Brinson Fund-Class I and the UBS Investment Funds class. The Brinson Fund-Class N shares of the Series are referred to herein as the: Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund (each a "Fund" and collectively, the
"Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class N shares of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund-Class I shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-448-2430. The UBS Investment Funds class shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-794-7753.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class N shares of either of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds, the other investment portfolios offered by the Trust and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated December 10, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Prior Performance of the Advisor...........................................   4
Description of the Funds...................................................   5
Investment Objectives and Policies.........................................   6
  Emerging Markets Equity Fund.............................................   6
  Emerging Markets Debt Fund...............................................   6
Investment Considerations and Risks........................................   6
Management of the Trust....................................................  12
Portfolio Management.......................................................  13
Administration of the Trust................................................  13
Purchase of Shares.........................................................  14
Account Options............................................................  17
Redemption of Shares.......................................................  18
Net Asset Value............................................................  20
Distribution Plan..........................................................  22
Dividends, Distributions and Taxes.........................................  22
General Information........................................................  24
Performance Information....................................................  26
Appendix A.................................................................  28
Appendix B.................................................................  36

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Shareholder Transaction Expenses

                                                                     TRANSACTION
BRINSON FUND CLASS N SHARES                                          CHARGES/1/
---------------------------                                          -----------
Emerging Markets Equity Fund........................................    1.50%
Emerging Markets Debt Fund..........................................    0.75%

Annual Fund Operating Expenses

                                                                                 TOTAL FUND
                                                                             OPERATING EXPENSES
                                                            OTHER EXPENSES   (AFTER FEE WAIVER
BRINSON FUND CLASS N        MANAGEMENT FEES       12B-1         (AFTER         AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/2/ EXPENSES/3/ REIMBURSEMENT)/2/ REIMBURSEMENT)/2/
--------------------     --------------------- ----------- ----------------- ------------------
Emerging Markets Equity
 Fund...................         1.10%            0.25%          0.50%             1.85%
Emerging Markets Debt
 Fund...................         0.65%            0.25%          0.50%             1.40%

----------

/1/Shareholders of the Emerging Markets Equity Fund are subject to a 1.50% transaction charge in connection with each purchase and redemption of shares of the Series. Shareholders of the Emerging Markets Debt Fund are subject to a 0.75% transaction charge in connection with each purchase of shares of the Series. Shares of each Series are sold at a price which is equal to the net asset value of such shares, plus the transaction charge. Redemption requests for the Emerging Markets Equity Fund are paid at the net asset value less the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gain distributions.

  The transaction charges are paid to the Series and used by them to defray transaction costs associated with the purchase and sale of securities within the Series. The amount of the transaction charges on purchases and redemptions represents the estimate of the costs reasonably anticipated to be associated with the purchase of securities with cash received from shareholders and the sale of securities to obtain cash to redeem shareholders. Therefore, the transaction charges offset the dilutive effect such costs would otherwise have on the net asset value of the Series' shares. Purchases and redemptions which are made in kind with securities are not subject to the transaction charges.

/2/Pursuant to the terms of the Investment Advisory Agreements between the Trust, on behalf of each Series, and the Advisor, the Advisor is entitled to receive a monthly fee at the annual rates of 1.10% and 0.65% for each of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, respectively. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Emerging Markets Equity Fund and Emerging Markets Debt Fund will never exceed 1.60% and 1.15%, respectively. The fees and expenses of the Emerging Markets Equity Fund and the Emerging Markets Debt Fund are based on estimates.

/3/For the purposes of this Table, "12b-1 expenses" is comprised of an asset-based sales charge of 0.25% of average daily net assets of each Series. See "Distribution Plan."


  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Brinson Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and expense reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS N SHARES                                       1 YEAR 3 YEARS
---------------------------                                       ------ -------
Emerging Markets Equity Fund.....................................  $49     $89
Emerging Markets Debt Fund.......................................  $22     $51

  The total expenses on the same investment, assuming no redemption, would be as follows:

BRINSON FUND CLASS N SHARES                                       1 YEAR 3 YEARS
---------------------------                                       ------ -------
Emerging Markets Equity Fund.....................................  $34     $72
Emerging Markets Debt Fund.......................................  $22     $51

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's composite performance data relating to the historical performance of institutional private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Series. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to the applicable Series of the Trust as measured against specified market indices.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)) as of January 1, 1993. The Advisor complies with the AIMR standards on a firmwide basis, and a list of all firm composites is available upon request. The composite performance results are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved with the preparation or Review of this report.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated in a manner consistent with the U.S. Securities and Exchange Commission's ("SEC") method of calculating returns. Monthly returns are compounded to determine returns on a quarterly, annual or other time period basis. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns exclude the impact of custodial fees, and any other administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the account.

  Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the clients' relationship with the Firm. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes are included in composite performance and no minimum account relationship size was set for inclusion in the composite as the account size does not impact portfolio management style. The composites are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the

Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the composites, the performance results could have been adversely affected. The composite's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                 BRINSON FUND CLASS N ANNUALIZED RETURNS

                                                     ANNUALIZED
                                     -------------------------------------------
                                      ONE       TWO      THREE    FIVE      TEN
TOTAL RETURNS AS OF JUNE 30, 1998     YEAR     YEARS     YEARS    YEARS    YEARS
---------------------------------    ------    ------    -----    -----    -----
Emerging Markets Equity
 Portfolio/1/, /3/...............    (34.08)%  (12.54)%   N/A      N/A      N/A
MSCI Emerging Markets (Free)
 Index/2/........................    (38.10)   (16.30)    N/A      N/A      N/A
Brinson Emerging Markets Normal
 Index/2/........................    (36.75)   (15.12)    N/A      N/A      N/A
Emerging Markets Debt
 Portfolio/1/, /3/...............      6.81     22.29     N/A      N/A      N/A
JP Morgan EMBI+/2/...............      1.39     16.14     N/A      N/A      N/A



----------

FOOTNOTES:

  /1/The Portfolio is a composite of funds substantially similar to the Series to which the Portfolio is being compared. Performance figures for the Advisor composites are net of advisory fees. Advisory fees are determined by applying the highest fee schedule as of June 30, 1998. Performance figures for the composites gross of fees are:

                                                         ANNUALIZED
                                             -----------------------------------
                                              ONE      TWO     THREE FIVE   TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR    YEARS    YEARS YEARS YEARS
---------------------------------            ------   ------   ----- ----- -----
Emerging Markets Equity Portfolio........... (32.98)% (11.44)%  N/A   N/A   N/A
Emerging Markets Debt Portfolio.............   7.46    22.94    N/A   N/A   N/A

  /2/Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index is a market capitalization weighted index which captures 60% of a country's total capitalization while maintaining the overall risk structure of the market. Stocks are included at their full market capitalization weight, and the index reflects actual buyable opportunities for the non-domestic investor. Brinson Emerging Markets Normal Index is an unmanaged index compiled by the Advisor that is constructed to minimize country specific risk while providing regional exposure similar to the MSCI Emerging Markets (Free) Index. J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is comprised of external-currency-denominated emerging markets debt, including Brady Bonds, loans, Eurobonds and local market instruments.

  /3/For additional disclosure, see Appendix B on the last page of this Prospectus.

DESCRIPTION OF THE FUNDS


INVESTMENT PROCESS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  Neither of the Series intends to concentrate its investments in a particular industry. Neither of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES


EMERGING MARKETS EQUITY FUND

  The Emerging Markets Equity Fund's investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' assets will be invested in the equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, such as equity swaps and equity index swaps, as further described below. The Series' performance is measured relative to its benchmark, the Brinson Emerging Markets Normal Index. The index is constructed to minimize country specific risk while providing regional exposure similar to the International Finance Corporation's Investable Index (IFCI), a market capitalization weighted benchmark.

EMERGING MARKETS DEBT FUND

  The Emerging Markets Debt Fund's investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' assets will be invested in debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swaps and currency swaps, as further described below. The Series' performance is measured relative to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Investors should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (EMERGING MARKETS EQUITY FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Series may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of its shares and thus the Fund's total return to investors.

  FIXED INCOME SECURITIES - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  QUALITY INFORMATION - At any one time substantially all of the assets of the Emerging Markets Debt Fund and up to 35% of the assets of the Emerging Markets Equity Fund may be invested in investments which are lower quality, higher yielding securities and which are rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), or if unrated, are determined to be of comparable quality by the Advisor.

  Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba or below by Moody's or BB or below by S&P are below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described above must be satisfied at the time an investment is made. If the quality of the investment later declines, the Series may continue to hold the investment. The Emerging Markets Debt Fund does not intend to limit investments in low-grade securities.

  Low-grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Series will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on low-grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

  The value of low-grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

  Especially at such times, trading in the secondary market for low-grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for low-grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of low-grade securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced secondary market liquidity, low-grade securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Low-grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

  Besides credit and liquidity concerns, prices for low-grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding low-grade securities.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  EMERGING MARKETS SECURITIES - There are additional risks inherent in investing in less developed countries which are applicable to the Series. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. The Series intend to invest primarily in securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Series expect the countries in which they invest to change.

  An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

  As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

  The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see Appendix A), and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

  FOREIGN CURRENCY TRANSACTIONS - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. However, the ability to manage foreign exchange risk through the use of these strategies may be limited in certain emerging markets because of a lack of appropriate financial instruments. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  The normal currency allocation of the Series is identical to the currency mix of their respective Benchmarks. The Series expect to maintain this normal currency exposure when, in the judgment of the Advisor, global currency markets are fairly priced relative to each other and relative to the associated risks. The Series may actively deviate from such normal currency allocations to take advantage of, or to protect its portfolio from risk and return characteristics of, the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Series' Benchmarks are determined by the Advisor based upon its research.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), options on foreign currencies and options on futures, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. Each Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. Neither Series intends to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Neither Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in each Series may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, approximately $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. -
 International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services, Brinson Partners is entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Emerging Markets Equity Fund........................................ 1.10%
      Emerging Markets Debt Fund.......................................... 0.65

  The fee payable to Brinson Partners by the Emerging Markets Equity Fund is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the Brinson Emerging Markets Equity Fund--Class N and Brinson Emerging Markets Debt Fund--Class N will never exceed 1.60% and 1.15%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017, pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  Chase provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent, plus the transaction charge described under "Annual

Fund Operating Expenses." There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class N shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. The minimum initial investment for Individual Retirement Accounts ("IRAs") is $2,000. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The Brinson Funds may be purchased through broker-dealers having sales agreements with FDI, or through institutions having agency agreements with FDI. There is no sales load or charge in connection with the purchase of shares. The Brinson Fund-Class N Shares, however, are subject to annual 12b-1 plan expenses of 0.025% of the Funds' average daily net assets of such shares.


  The Brinson Fund-Class N shares may also be marketed directly through the offices of UBS A.G. Through its branches and subsidiaries, UBS A.G. conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class I shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
                         MINIMUM $1,000,000
BY MAIL                  . Complete and sign the Account  . Make your check payable
[LOGO]                     Application accompanying this    to "Brinson _______ Fund- Class
                           Prospectus.                      N."
                         . Make your check payable to     . Enclose the remittance
                           "Brinson _______ Fund-Class N."  portion of
                         . Mail to the address indicated    your account statement and
                           on the Account Application.      include the amount of investment,
                                                            the account name and number.
                                                          . Mail to the address indicated
                                                            on your account statement or
                                                            enclose in the envelope provided.

BY WIRE                  . Call 1-800-448-2430 to         . Wire federal funds to:
[LOGO]                     arrange for a wire               THE CHASE MANHATTAN BANK
                           transaction.                     ABA#021000021
                         . Wire federal funds within 24     DDA#9102-783504
                           hours to:                        FOR: "BRINSON ________ FUND-
                           THE CHASE MANHATTAN BANK         CLASS N" AND INCLUDE YOUR NAME
                           ABA#021000021                    AND ACCOUNT NUMBER.
                           DDA#9102-783504
                           FOR: "BRINSON ________ FUND-
                           CLASS N" AND INCLUDE YOUR NAME
                           AND NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address
                           indicated on the Account
                           Application immediately
                           following the initial wire
                           transaction.

BY TELEPHONE             . Call 1-800-448-2430 to         . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.

PURCHASING BY EXCHANGES  . You may open a new account     . You may purchase additional
[LOGO]                     for any series of the Trust by   shares of any series of the
                           making an exchange from an       Trust by making an exchange
                           existing Brinson Fund-Class N    from an existing Brinson Fund-
                           account of any other series of   Class N account of any other
                           the Trust. Exchanges may be      series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call 1-800-448-2430 for          telephone. Call 1-800-448-2430
                           assistance.                      for assistance.

AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call 1-     "Account Options" or call 1-
                           800-448-2430 for assistance.     800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  Application, which is available upon
                                  request by calling 1-800-448-2430, and
                                  mail it to the address indicated.
                                . The account must be opened first with
                                  the initial $1,000,000 minimum
                                  investment, with subsequent investments
                                  of $500 pursuant to the Automatic
                                  Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.

 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $500. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  N shares of another series of the
                                  Trust.

 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed on any business day that the NYSE is open. Redemptions of shares of the Emerging Markets Equity Fund will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below, less the transaction charge described under "Annual Fund Operating Expenses." Redemptions of shares of the Emerging Markets Debt Fund will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.


  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value (less the transaction charge with respect to the Emerging Markets Equity Fund) next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of the
                              person who has authorized a redemption from your
                              account. Please contact the Fund for further
                              information.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.

 BY WIRE                    . This service must be elected either on the
 [LOGO]                       initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.

 BY TELEPHONE 1-800-448-    . This service must be elected either on the
 2430                         initial application or subsequently arranged in
 [LOGO]                       writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            . Shares will be sold at the next share price (less
                              the transaction charge with respect to the
                              Emerging Markets Equity Fund) calculated after
                              the order is received and accepted. Share price
                              is normally calculated at 4:00 p.m. Eastern time.

 AUTOMATICALLY              . Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for the Brinson Fund-Class N shares of any other series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class N shares and either the UBS Investment Funds class shares or the Brinson Fund-Class I shares of a series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the fund into which, the exchange is made, less any applicable transaction charges. Exchanges may be made only for shares of a series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one series and reinvested in shares of another series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time, less the applicable transaction charge. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class, less the applicable transaction charge. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the Brinson Fund-Class N shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the Brinson Fund-Class N shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the Brinson Fund-Class N shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the Brinson Fund-Class N shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the Brinson Fund-Class N shares or provide services with respect to the Brinson Fund-Class N shares.

  UBS A.G., or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the Brinson Fund-Class N shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective Brinson Fund-Class N shares to FDI and others under the Plan may not exceed 0.25% of a Fund's average daily net assets in any year.

  The Plan applies only to the Brinson Fund-Class N shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' UBS Investment Fund's class of shares or Brinson Fund-Class I shares. All payments made by the Brinson Fund-Class N shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Brinson Fund-Class N of the Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen different series, including the Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers thirteen investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global

(ex-U.S.) Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each series: the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Class" of shares.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  A shareholder that holds 25% or more of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series of the Trust. In addition, subject to certain conditions, shareholders of each series may apply to the series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, Chase, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, Chase and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, Chase and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost, plus any reinvested capital gains and dividends. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Trust's investment portfolios is included in the Trust's Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430. The performance of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund commenced after June 30, 1998 and therefore are not included in the Trust's Annual Report.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (EMERGING MARKETS EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expects its U.S. equity investments to emphasize large and intermediate capitalization companies. The Series may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Series may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Series also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES: The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. The Emerging Markets Equity Fund may invest up to 35% of its assets and the Emerging Markets Debt Fund may invest substantially all of its assets in fixed income securities rated below investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Series may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS: The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES: Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES: Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES: The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS: The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES: The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS: The Series may enter into contracts for the future purchase or sale of securities and indices. The Series also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS: The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING: Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES: Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES: Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.


  PAY-IN-KIND BONDS: The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

  CONVERTIBLE SECURITIES: The Series may invest in convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

  EURODOLLAR SECURITIES: The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

  BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invest will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of their holdings.

  STRUCTURED SECURITIES: The Series may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by a Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

  LOAN PARTICIPATIONS AND ASSIGNMENTS: The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

  The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as general creditors of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series' portfolios and calculating their net asset values. To the extent that a Series cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Loan Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

  SWAPS (EMERGING MARKETS EQUITY FUND): The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates), to protect against any increase in the price of securities the Series anticipates purchasing at a later date or to gain exposure to certain markets.

  Interest rate swaps involve the exchange by the Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were not used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

  The equity swaps in which the Series intends to invest involve agreements with a counterparty. The return to the Series on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

  If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

  The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, it will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' total net assets.

  INVESTMENT COMPANY SECURITIES: The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, the Series do not intend to invest in the portfolios of Brinson Relationship Funds.

  RUSSIAN SECURITIES: The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirements will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430.

APPENDIX B

                                          NUMBER OF    TOTAL FUND
BRINSON PARTNERS, INC.                   ACCOUNTS PER    ASSETS    PERCENTAGE OF
COMPOSITE NAME                            COMPOSITE   ($ MILLIONS)  FIRM ASSETS
----------------------                   ------------ ------------ -------------
Emerging Markets Equity Portfolio.......       1          452           0.7
Emerging Markets Debt Portfolio.........       1          428           0.7

----------

  /1/The composites presented are single entity composites or the assets of a single client. As such, internal dispersion for all periods is zero and is not presented. AIMR-PPS(TM) states that pooled funds, including unit trusts (or collective funds) may be treated as separate composites. As such, this table presents the composite performance results of collective funds only and does not include separately managed accounts. Composites for separately managed accounts are available upon request.

                                                      ---------------------
                                                        The Brinson Funds



                                                 Brinson Emerging Markets
                                                 ------------------------
                                                   Equity Fund
                                                   -----------
                                                 Brinson Emerging Markets
                                                 ------------------------
                                                   Debt Fund
                                                   ---------




                                                           Prospectus
                                                           ----------

                                                        December 10, 1998
                                                        -----------------


                                                     [LOGO OF THE BRINSON FUNDS]

                                                          Institutional
                                                          -------------

                                                        Asset Management
                                                        ----------------
                                                      ---------------------

The Brinson Funds
------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295
Tel: 1-800-448-2430

            [LOGO OF UBS]UBS
                         Investment Funds

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                               December 10, 1998


     This Prospectus describes the UBS Investment Funds class of shares of certain of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers thirteen distinct investment portfolios. This Prospectus describes eleven of the Trust's investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund (each a "Series" and collectively, the "Series"). The two remaining investment Portfolios of the Trust--Emerging Markets Equity Fund and Emerging Markets Debt Fund--are described in a separate Prospectus. Each Series and each other investment portfolio offered by the Trust offers three separate classes of shares--UBS Investment Funds class of shares, the Brinson Fund-Class I, and the Brinson Fund-Class N. The UBS Investment Funds class of shares of the Series are referred to herein as the: UBS Investment Fund-Global, UBS Investment Fund-Global Equity, UBS Investment Fund-Global Bond, UBS Investment Fund-U.S.Balanced, UBS Investment Fund-U.S. Equity, UBS Investment Fund-U.S. Large Capitalization Equity, UBS Investment Fund-U.S. Large Capitalization Growth,
UBS Investment Fund-U.S. Small Capitalization Growth, UBS Investment Fund-U.S. Bond, UBS Investment Fund-High Yield and UBS Investment Fund-Global (ex-U.S.) Equity (each a "Fund" and collectively, the "UBS Investment Funds" or "Funds"). This Prospectus pertains only to the UBS Investment Funds class of shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares and the Brinson Fund-Class I shares of the Series and other investment portfolios of the Trust may be obtained by calling 1-800-448-2430.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the UBS Investment Funds class of shares of any of the UBS Investment Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds, the other Portfolios offered by the Trust and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated December 10, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                            Advisor:

Funds Distributor, Inc.                 Brinson Partners, Inc.
60 State Street                         209 South LaSalle Street
Suite 1300                              Chicago, IL  60604-1295
Boston, MA  02109                       1-800-794-7753
1-800-794-7753

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Prior Performance of Advisor...............................................   8
Description of the Funds...................................................  11
Investment Objectives and Policies.........................................  11
  Global Fund..............................................................  11
  Global Equity Fund.......................................................  12
  Global Bond Fund.........................................................  12
  U.S. Balanced Fund.......................................................  13
  U.S. Equity Fund.........................................................  13
  U.S. Large Capitalization Equity Fund....................................  14
  U.S. Large Capitalization Growth Fund....................................  14
  U.S. Small Capitalization Growth Fund....................................  14
  U.S. Bond Fund...........................................................  15
  High Yield Fund..........................................................  16
  Global (ex-U.S.) Equity Fund.............................................  16
Investment Considerations and Risks........................................  17
Management of the Trust....................................................  23
Portfolio Management.......................................................  24
Administration of the Trust................................................  24
Purchase of Shares.........................................................  26
Account Options............................................................  28
Redemption of Shares.......................................................  29
Net Asset Value............................................................  32
Distribution Plan..........................................................  33
Dividends, Distributions and Taxes.........................................  34
General Information........................................................  35
Performance Information....................................................  38
Appendix A.................................................................  39
Appendix B.................................................................  47

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                 TOTAL FUND
                                                 12B-1          OTHER        OPERATING EXPENSES
                                               EXPENSES/2/     EXPENSES      (AFTER FEE WAIVER
                            MANAGEMENT FEES    (AFTER FEE       (AFTER          AND/OR EXPENSE
UBS INVESTMENT FUNDS     (AFTER FEE WAIVER)/1/  WAIVER)    REIMBURSEMENT)/1/   REIMBURSEMENT)/1/
--------------------     --------------------- ---------- ------------------ ------------------
Global Fund.............         0.80%           0.65%          0.14%              1.59%
Global Equity Fund......         0.78%           0.76%          0.22%              1.76%
Global Bond Fund........         0.69%           0.49%          0.21%              1.39%
U.S. Balanced Fund......         0.69%           0.50%          0.11%              1.30%
U.S. Equity Fund........         0.70%           0.52%          0.10%              1.32%
U.S. Large
 Capitalization Equity
 Fund...................         0.00%           0.52%          0.80%              1.32%
U.S. Large
 Capitalization Growth
 Fund...................         0.70%           0.77%          0.10%              1.57%
U.S. Small
 Capitalization Growth
 Fund...................         1.00%           0.77%          0.15%              1.92%
U.S. Bond Fund..........         0.26%           0.47%          0.34%              1.07%
High Yield Fund.........         0.60%           0.85%          0.10%              1.55%
Global (ex-U.S.) Equity
 Fund...................         0.80%           0.84%          0.20%              1.84%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.70%, 1.00%, 0.50%, 0.60% and 0.80%, respectively. The
  Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.80%, 1.15%, 0.60%, 0.70%
  and 1.00%, respectively. Absent these fee waivers and expense reimbursements, the total operating expenses for the UBS Investment Funds class of shares of the Series for the fiscal year ended June 30, 1998 would have been 1.78% Global Equity Fund, 1.45% Global Bond Fund, 1.31% U.S. Balanced Fund, 2.11% U.S. Large Capitalization Equity Fund and 1.31% U.S. Bond Fund. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998. The fees and expenses of the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund are based on estimates.

/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for the UBS Investment Funds class of shares of each Series. See "Distribution Plan". Although the Distribution Plan relating to the UBS Investment Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the UBS Investment Funds class of shares, plus a 0.25% service fee for each UBS Investment Fund ("distribution fees"), the Trust and the Underwriter have agreed to limit aggregate distribution fees with respect to the UBS Investment Funds class of shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.50%, 0.52%, 0.52%, 0.77%, 0.77%, 0.47%, 0.85% and 0.84% of the
  average daily net assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund, respectively.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the UBS Investment Funds class of shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and expense reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

UBS INVESTMENT FUNDS                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------                             ------ ------- ------- --------
Global Fund.....................................  $16     $50    $ 87     $189
Global Equity Fund..............................  $18     $55    $ 95     $207
Global Bond Fund................................  $14     $44    $ 76     $167
U.S. Balanced Fund..............................  $13     $41    $ 71     $157
U.S. Equity Fund................................  $13     $42    $ 72     $159
U.S. Large Capitalization Equity Fund...........  $13     $42    $ 72     $159
U.S. Large Capitalization Growth Fund...........  $16     $50    $ 86     $187
U.S. Small Capitalization Growth Fund...........  $19     $60    $104     $224
U.S. Bond Fund..................................  $11     $34    $ 59     $131
High Yield Fund.................................  $16     $49    $ 84     $185
Global (ex-U.S.) Equity Fund....................  $19     $58    $100     $216

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Global (ex-U.S.) Equity Fund

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ended June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.

U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund

  The U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund (collectively, the "New Series") are successors to the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund, respectively (collectively, the "Predecessor Funds"). Each Predecessor Fund, prior to its merger into a New Series, operated as a separate portfolio of UBS Private Investor Funds, Inc., another investment company that was advised by another entity. The Predecessor Funds had fiscal years ending on December 31. On December 18, 1998, following the approval of the shareholders of each Predecessor Fund of an agreement and plan of reorganization, the UBS Large Cap Growth Fund, the UBS Small Cap Fund and the UBS High Yield Bond Fund were reorganized and merged into the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund, respectively. (These transactions are collectively referred to as the "Reorganizations.") In conjunction with the Reorganizations, the fiscal year ends of the Predecessor Funds were changed to June 30. The New Series had no operations prior to the Reorganizations.

  The selected financial information in the following table has been audited by the Predecessor Funds' independent auditors, whose unqualified reports on the financial statements containing such information (the "Reports") appear in the Predecessor Funds' Annual Reports to Shareholders dated December 31, 1997 (the "Predecessor Funds' Annual Reports"). In addition, the table includes unaudited financial information for the period ended June 30, 1998, which is included in the Predecessor Funds' Semi-Annual Reports to Shareholders (the "Predecessor Funds' Semi-Annual Reports") dated June 30, 1998. Additional performance and financial data and related notes are contained in the Predecessor Funds' Annual Reports and the Predecessor Funds' Semi-Annual Reports (the "Predecessor Funds' Reports"), which are available without charge upon request. The Predecessor Funds' Financial Statements for the fiscal year ended December 31, 1997, and the period ended June 30, 1998, and the Predecessor Funds' Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30 AND DECEMBER 31

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' and the Predecessor Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                  LESS DISTRIBUTIONS
                           -----------------------------    -----------------------------
                                                            DISTRIBU-
                                                   TOTAL      TIONS   DISTRIBU-
                                                   INCOME   FROM AND    TIONS              NET                 NET
                                         NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET      REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-   INVEST-       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING  MENT     UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME    GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- -------   ----------- ---------- --------- --------- --------- ------ ----------- -------
UBS INVESTMENT FUND-GLOBAL (Commencement of Operations July 31, 1995)/3/
1996............  $11.60     0.39        1.10       1.49      (0.59)    (0.32)    (0.91)  $12.18   13.24%    $14,030
1997............  $12.18     0.34        1.75       2.09      (0.57)    (0.65)    (1.22)  $13.05   18.13%    $26,303
1998............  $13.05     0.30        0.61       0.91      (0.55)    (0.70)    (1.25)  $12.71    7.60%    $30,436
UBS INVESTMENT FUND-GLOBAL EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  $10.35    (0.01)       1.93       1.92      (0.01)    (0.69)    (0.70)  $11.57   19.25%    $33,012
1997............  $11.57     0.08        2.13       2.21      (0.06)    (0.99)    (1.05)  $12.73   20.34%    $61,680
1998............  $12.73     0.07        0.83       0.90      (0.07)    (1.05)    (1.12)  $12.51    8.15%    $59,147
UBS INVESTMENT FUND-GLOBAL BOND (Commencement of Operations July 31, 1995)/3/
1996............  $10.56     0.78        0.15       0.93      (1.37)    (0.10)    (1.47)  $10.02    9.17%    $ 3,653
1997............  $10.02     0.62        0.10       0.72      (0.94)    (0.19)    (1.13)  $ 9.61    7.20%    $ 4,110
1998............  $ 9.61     0.38/2/    (0.18)      0.20      (0.25)    (0.17)    (0.42)  $ 9.39    2.28%    $ 4,377
UBS INVESTMENT FUND-U.S. BALANCED (Commencement of Operations July 31, 1995)/3/
1996............  $11.38     0.42        0.86       1.28      (0.42)    (0.57)    (0.99)  $11.67   11.54%    $   779
1997............  $11.67     0.38        1.31       1.69      (0.36)    (0.54)    (0.90)  $12.46   14.99%    $ 1,649
1998............  $12.46     0.42/2/     0.95       1.37      (0.70)    (0.94)    (1.64)  $12.19   11.79%    $ 1,880
UBS INVESTMENT FUND-U.S. EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  $11.94     0.10        2.92       3.02      (0.13)    (0.25)    (0.38)  $14.58   25.70%    $ 5,387
1997............  $14.58     0.11        4.22       4.33      (0.09)    (1.23)    (1.32)  $17.59   31.28%    $35,039
1998............  $17.59     0.09        3.38       3.47      (0.10)    (1.13)    (1.23)  $19.83   20.80%    $55,063
UBS INVESTMENT FUND-U.S. LARGE CAPITALIZATION EQUITY (Commencement of Operations April 6, 1998)/3/
1998............  $10.00     0.02       (0.22)     (0.20)     (0.01)      --      (0.01)  $ 9.79   (2.06)%   $     1
UBS INVESTMENT FUND-U.S. BOND (Commencement of Operations August 31, 1995)/3/
1996............  $10.00     0.46       (0.13)      0.33      (0.38)    (0.03)    (0.41)  $ 9.92    3.24%    $   636
1997............  $ 9.92     0.46/2/     0.32       0.78      (0.48)      --      (0.48)  $10.22    7.91%    $ 1,399
1998............  $10.22     0.50        0.49       0.99      (0.53)    (0.14)    (0.67)  $10.54    9.97%    $ 2,444
UBS INVESTMENT FUND-GLOBAL (EX-U.S.) EQUITY (Commencement of Operations July 31, 1995)/3/,/4/
1996............  $10.26     0.12        1.45       1.57      (0.15)    (0.56)    (0.71)  $11.12   15.78%    $ 1,262
1997............  $11.12     0.11        1.93       2.04      (0.11)    (0.56)    (0.67)  $12.49   19.32%    $ 7,797
1998............  $12.49     0.08        0.30       0.38      (0.08)    (0.74)    (0.82)  $12.05    3.90%    $ 5,310
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                   BEFORE     AFTER      BEFORE     AFTER
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER
YEAR                MENT       MENT       MENT       MENT      RATE
----             ---------- ---------- ---------- ---------- ---------
UBS INVESTMENT FUND-GLOBAL (Commencement of Operations July 31, 1995)/3/
1996............  1.69%/1/       N/A    3.04%/1/       N/A     142%
1997............  1.64%          N/A    2.38%          N/A     150%
1998............  1.59%          N/A    2.05%          N/A      88%
UBS INVESTMENT FUND-GLOBAL EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  2.53%/1/   1.76%/1/  (0.19)%/1/  0.58%/1/     74%
1997............  2.00%      1.75%      0.60%      0.85%        32%
1998............  1.78%      1.76%      0.53%      0.55%        46%
UBS INVESTMENT FUND-GLOBAL BOND (Commencement of Operations July 31, 1995)/3/
1996............  2.14%/1/   1.39%/1/   4.49%/1/   5.24%/1/    184%
1997............  1.81%      1.39%      4.41%      4.83%       235%
1998............  1.45%      1.39%      3.98%      4.04%       151%
UBS INVESTMENT FUND-U.S. BALANCED (Commencement of Operations July 31, 1995)/3/
1996............  1.51%/1/   1.30%/1/   3.26%/1/   3.47%/1/    240%
1997............  1.38%      1.30%      3.28%      3.36%       329%
1998............  1.31%      1.30%      3.38%      3.39%       194%
UBS INVESTMENT FUND-U.S. EQUITY (Commencement of Operations July 31, 1995)/3/
1996............  1.66%/1/   1.32%/1/   0.61%/1/   0.95%/1/     36%
1997............  1.41%      1.32%      0.54%      0.63%        43%
1998............  1.32%          N/A    0.60%          N/A      42%
UBS INVESTMENT FUND-U.S. LARGE CAPITALIZATION EQUITY (Commencement of Operations April 6, 1998)/3/
1998............  2.11%/1/   1.32%/1/   0.00%/1/   0.79%/1/     12%
UBS INVESTMENT FUND-U.S. BOND (Commencement of Operations August 31, 1995)/3/
1996............  4.10%/1/   1.07%/1/   2.53%/1/   5.56%/1/    363%
1997............  2.12%      1.07%      4.67%      5.72%       410%
1998............  1.31%      1.07%      5.14%      5.38%       198%
UBS INVESTMENT FUND-GLOBAL (EX-U.S.) EQUITY (Commencement of Operations July 31, 1995)/3/,/4/
1996............  2.04%/1/   1.84%/1/   0.83%/1/   1.03%/1/     20%
1997............  1.81%          N/A    1.02%          N/A      25%
1998............  1.84%          N/A    0.68%          N/A      49%

-----
/1/Annualized
/2/The net investment income per share was determined by using average shares outstanding throughout the period.
/3/Formerly known as the SwissKey class of shares, redesignated as the UBS Investment Funds class of shares on September 15, 1998.

/4/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.
N/A=Not Applicable

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS               NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND             ASSET              ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-     TOTAL    END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL     END     RETURN    PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF       (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD  ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------- ----------- -------
UBS INVESTMENT FUND-U.S. LARGE CAPITALIZATION GROWTH/5/ (Commencement of Operations October 14, 1997)
1997/6/.........  $100       0.23     (0.79)     (0.56)     (0.22)     --       (0.22)  $ 99.22    (0.55)%  $ 4,137
1998 (unau-
dited)/9/.......  $ 99.22    0.27     12.76      13.03       --        --        --     $112.25    13.13%   $ 7,135
UBS INVESTMENT FUND-U.S. SMALL CAPITALIZATION GROWTH/5/ (Commencement of Operations September 30, 1997)
1997/6/.........  $100       --       (5.62)     (5.62)      --        --        --     $ 94.38    (5.62)%  $11,954
1998 (unau-
dited)/9/.......  $ 94.38   (0.05)     2.85       2.80       --        --        --     $ 97.18     2.89%   $21,310
UBS INVESTMENT FUND-HIGH YIELD/5/ (Commencement of Operations September 30, 1997)
1997/6/.........  $100       1.80      0.52       2.32      (1.77)     --       (1.77)  $100.55     2.34%   $ 7,861
1998 (unau-
dited)/9/.......  $100.55    4.00      1.67       5.67      (3.96)     --       (3.96)  $102.26     5.07%   $16,463
                              RATIOS/SUPPLEMENTAL DATA
                 ----------------------------------------------------------
                                           RATIO OF NET INVESTMENT
                     RATIO OF EXPENSES              INCOME
                      TO AVERAGE NET            TO AVERAGE NET
                          ASSETS                    ASSETS
                 ------------------------- --------------------------------
                    BEFORE       AFTER       BEFORE              AFTER
                   EXPENSE      EXPENSE     EXPENSE             EXPENSE     PORTFOLIO
                  REIMBURSE-   REIMBURSE-  REIMBURSE-         REIMBURSE-    TURNOVER
YEAR                 MENT         MENT        MENT               MENT         RATE
----             ------------ ------------ ----------------- -------------- ----------
UBS INVESTMENT FUND-U.S. LARGE CAPITALIZATION GROWTH/5/ (Commencement of Operations October 14, 1997)
1997/6/......... 8.54%/1/,/7/ 1.00%/1/,/7/   (6.19)%/1/,/7/   1.35%/1/,/7/       6%/8/
1998 (unau-
dited)/9/....... 3.27%/1/,/7/ 1.00%/1/,/7/   (1.69)%/1/,/7/   0.58%/1/,/7/      35%/8/
UBS INVESTMENT FUND-U.S. SMALL CAPITALIZATION GROWTH/5/ (Commencement of Operations September 30, 1997)
1997/6/......... 3.63%/1/,/7/ 1.20%/1/,/7/   (2.53)%/1/,/7/  (0.10)%/1/,/7/      3%/8/
1998 (unau-
dited)/9/....... 1.95%/1/,/7/ 1.20%/1/,/7/   (0.87)%/1/,/7/  (0.12)%/1/,/7/      9%/8/
UBS INVESTMENT FUND-HIGH YIELD/5/ (Commencement of Operations September 30, 1997)
1997/6/......... 4.98%/1/,/7/ 0.90%/1/,/7/    3.15%/1/,/7/    7.23%/1/,/7/      80%/8/
1998 (unau-
dited)/9/....... 2.47%/1/,/7/ 0.90%/1/,/7/    6.46%/1/,/7/    8.03%/1/,/7/     155%/8/

-----
/1/Annualized
/2/The net investment income per share was determined by using average shares outstanding throughout the period.
/3/Formerly known as the SwissKey class of shares, redesignated as the UBS Investment Funds class of shares on September 15, 1998.

/4/The Brinson Global (ex-U.S.) Equity Fund changed its name from the Brinson Non-U.S. Equity Fund on December 10, 1998. During the fiscal year ended June 30, 1998, the Global (ex-U.S.) Equity Fund (the "ex-U.S. Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The ex-U.S. Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the ex-U.S. Fund had no debt outstanding.
/5/The information provided in this table does not reflect Rule 12b-1 plan expenses, as the Predecessor Funds were not subject to such expenses.
/6/For the period from commencement of operations to December 31, 1997.

/7/Prior to the Reorganizations, each of these Series operated as a separate portfolio of UBS Private Investor Funds, Inc. and invested all of their respective investable assets in an affiliated fund with an identical investment objective. The U.S. Large Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Large Cap Growth Portfolio; the U.S. Small Capitalization Growth Fund invested solely in the UBS Investor Portfolios Trust--UBS Small Cap Portfolio; and the High Yield Fund invested solely in the UBS Investor Portfolios Trust--UBS High Yield Bond Portfolio. The funds in which each of these Series invested are referred to herein as the "Master Funds." The ratios set forth in this Financial Highlights table for each of these Series include the Series' share of its respective Master Fund's expenses. The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement to which these Series were subject prior to the Reorganizations were not ratified until December 29, 1997. Prior to that date, investment advisory services were being provided without compensation.
/8/The Portfolio Turnover Rate reflected in this Financial Highlights Table reflects the portfolio turnover rate for the Series' respective Master Funds. /9/For the period from January 1, 1998 to June 30, 1998.

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's composite performance data relating to the historical performance of institutional private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Series. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to the applicable Series of the Trust as measured against specified market indices. This performance presentation includes certain composites of Brinson Partners, Inc. and certain composites of UBS Brinson New York (formerly UBS Asset Management New York). These two firms are now part of one organization as a result of a business combination on June 30, 1998. The portfolio management process and performance measurement are distinct for the two entities through June 30, 1998. The performance data of each series of the Brinson Funds as well as three of the UBS Private Investor Funds is also included in the table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)) as of January 1, 1993. The Advisor complies with the AIMR standards on a firmwide basis, and a list of all firm composites is available upon request. The composite performance results are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved with the preparation or review of this report.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated in a manner consistent with the U.S. Securities and Exchange Commission's ("SEC") method of calculating returns. Monthly returns are compounded to determine returns on a quarterly, annual or other time period basis. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns exclude the impact of custodial fees, and any other administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the account.

  Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Firm. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the account size does not impact portfolio management style. The composites are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the composites, the performance results could have been adversely affected. The composite's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

              UBS INVESTMENT FUNDS CLASS ANNUALIZED RETURNS

                                                           ANNUALIZED
                                                     --------------------------
                                               ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------             -----  -----  -----  -----  -----
UBS INVESTMENT FUND-GLOBAL/2/................  7.60% 12.74% 13.72% 10.78%   N/A%
Global Securities Portfolio/1/...............  8.09  13.45  14.80  12.27  14.31
MSCI World Equity (Free) Index/3/, /4/....... 17.18  19.88  19.56  16.02  11.63
Salomon World Govt Bond Index/3/.............  4.32   4.10   2.84   6.33   8.35
Global Securities Markets Index/3/........... 13.76  15.86  15.72  13.56  12.41
UBS INVESTMENT FUND-GLOBAL EQUITY/2/.........  8.15  14.08  17.52    N/A    N/A
Global Equity with Cash Portfolio/1/......... 10.88  16.31  19.47  13.61  12.81
MSCI World Equity (Free) Index/3/, /4/....... 17.18  19.88  19.56  16.02  11.63

                                                      ANNUALIZED
                                             ---------------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   UBS INVESTMENT FUND-GLOBAL BOND/2/.......  2.28%  4.71%  6.75%   N/A%   N/A%
   Global Bond Portfolio/1/.................  3.68   5.70   7.86   6.52   9.02
   Salomon World Govt Bond Index/3/.........  4.32   4.10   2.84   6.33   8.35
   UBS INVESTMENT FUND-U.S. BALANCED/2/..... 11.79  13.38  13.25    N/A    N/A
   U.S. Balanced Portfolio/1/............... 12.84  14.61  14.64  12.01  12.66
   U.S. Balanced Mutual Fund Index/3/....... 22.38  22.05  20.83  16.32  14.57
   Wilshire 5000 Index/3/................... 28.86  29.09  28.13  21.56  17.61
   Salomon Brothers BIG Bond Index/3/....... 10.59   9.36   7.88   6.91   9.11
   UBS INVESTMENT FUND-U.S. EQUITY/2/....... 20.80  25.92  27.29    N/A    N/A
   U.S. Equity Fund/1/...................... 21.72  27.09  28.49  21.85  19.49
   Wilshire 5000 Index/3/................... 28.86  29.09  28.13  21.56  17.61
   UBS INVESTMENT FUND-U.S. LARGE CAPITAL-
    IZATION EQUITY/2/, /6/.................. (0.32)   N/A    N/A    N/A    N/A
   UBS LARGE CAP GROWTH FUND/2/, /5/, /7/... 12.51    N/A    N/A    N/A    N/A
   U.S. Large Capitalization Equity Portfo-
    lio/1/.................................. 21.27  28.47  30.42  23.35  20.50
   U.S. Large Capitalization Growth Portfo-
    lio/1/, /7/............................. 25.06  27.37  25.73  19.10  17.73
   S & P 500 Index/3/....................... 30.21  32.37  30.23  23.05  18.55
   UBS SMALL CAP FUND/2/, /5/, /7/.......... (2.89)   N/A    N/A    N/A    N/A
   U.S. Small Capitalization Growth Portfo-
    lio/1/, /7/............................. 13.60  15.28  20.99  14.98  15.73
   Russell 2000 Index/3/.................... 16.51  16.42  18.86  16.05  13.57
   UBS INVESTMENT FUND-U.S. BOND/2/.........  9.97   8.94    N/A    N/A    N/A
   U.S. Bond Portfolio/1/................... 10.80   9.80   8.18   7.05   9.31
   Salomon Brothers BIG Bond Index/3/....... 10.59   9.36   7.88   6.91   9.11
   UBS HIGH YIELD BOND FUND/2/, /5/, /7/....  8.18  12.84  11.67  10.49  11.70
   High Yield Portfolio/1/, /7/............. 13.72  14.03  13.80    N/A    N/A
   Merrill Lynch High Yield Master In-
    dex/3/.................................. 11.40  12.84  11.67  10.49  11.70
   UBS INVESTMENT FUND-GLOBAL (EX-U.S.) EQ-
    UITY/2/.................................  3.90  11.34  15.00    N/A    N/A
   Global (ex-U.S.) Equity Portfolio/1/.....  5.74  12.85  16.84  12.08  10.79
   MSCI Non-U.S. Equity (Free) Index
    (Unhedged)/3/, /4/......................  6.04   9.77  11.04  10.29   6.98

----------
FOOTNOTES:

  /1/The Portfolio is a composite of funds substantially similar to the Series to which the Portfolio is being compared. Performance figures for the Advisor composites are net of advisory fees. Advisory fees are determined by applying the highest fee schedule to the composite as of June 30, 1998. Performance figures for the composites gross of fees are:

                                                      ANNUALIZED
                                             ---------------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Securities Portfolio..............  8.94% 14.30% 15.65% 12.38% 13.12%
   Global Equity with Cash Portfolio........ 11.73  17.16  20.32  14.46  13.66
   Global Bond Portfolio....................  4.28   6.30   8.46   7.12   9.62
   U.S. Balanced Portfolio.................. 13.59  15.36  15.39  12.76  13.41
   U.S. Equity Fund......................... 22.47  27.84  29.24  22.60  20.24
   U.S. Large Capitalization Equity Portfo-
    lio..................................... 22.02  29.22  31.17  24.10  21.35
   U.S. Large Capitalization Growth Portfo-
    lio..................................... 25.81  28.12  26.48  19.85  18.48

                                                      ANNUALIZED
                                             ---------------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   U.S. Small Capitalization Growth Portfo-
    lio....................................  14.60% 16.28% 21.99% 15.98% 16.73%
   U.S. Bond Portfolio.....................  11.20  10.20   8.58   7.45   9.71
   High Yield Portfolio....................  14.37  14.68  14.45    N/A    N/A
   Global (ex-U.S.) Equity Portfolio.......   6.59  13.70  17.69  12.93  11.64

  /2/Total returns include reinvestment of all capital gain and income distributions. Inception dates and average annual returns since each Fund's inception date are as follows:

                                                        INCEPTION AVERAGE ANNUAL
   FUND                                                   DATE        RETURN
   ----                                                 --------- --------------
   UBS Investment Fund - Global.......................   8/31/92      11.44%
   UBS Investment Fund - Global Equity................   1/31/94      12.45%
   UBS Investment Fund - Global Bond..................   7/31/93       6.49%
   UBS Investment Fund - U.S. Balanced................  12/31/94      15.90%
   UBS Investment Fund - U.S. Equity..................   2/28/94      23.11%
   UBS Investment Fund - U.S. Large Capitalization Eq-
    uity..............................................   4/30/98     (0.13)%
   UBS Large Cap Growth Fund..........................   9/30/97      12.51%
   UBS Small Cap Fund.................................   9/30/97     (2.89)%
   UBS Investment Fund - U.S. Bond....................   8/31/95       7.97%
   UBS High Yield Bond Fund...........................   9/30/97       8.18%
   UBS Investment Fund - Global (ex-U.S.) Equity......   8/31/93       9.03%

  /3/MSCI World Equity (Free) Index is an un-managed market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an un-managed market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. GSMI Mutual Fund Index, an un-managed index compiled by the Advisor, currently constructed as follows:
    40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon Brothers Broad Investment Grade (BIG) Bond Index; 9% Salomon Brothers Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. The composition of the Index has evolved over time and may change in the future. U.S. Balanced Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. Wilshire 5000 Index is an un-managed broad weighted index which includes all U.S. common stocks. S & P 500 Index is an un-managed index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Russell 2000 Index is an unmanaged index that includes 2,000 U.S. small capitalization stocks and is a common measure of the performance of the small capitalization segment of the U.S. stock market. Salomon Brothers Broad Investment Grade
    (BIG) Bond Index is an un-managed market driven broad based index which includes U.S. bonds with over one year to maturity. Merrill Lynch High Yield Master Index consists of issues which must be in the form of publicly placed nonconvertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Issues must be less than investment grade but not in default, and the index excludes floating rate debt, equipment trust certificates, and Title 11 securities. MSCI Non-U.S. Equity (Free) Index (Unhedged) is an un-managed market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance.

  /4/Beginning 1/31/88 these indices represent securities which are freely traded on equity markets.

  /5/Non-annualized return since performance inception date for the following
    Funds: Brinson U.S. Large Capitalization Equity Fund Class I: 4/30/98, UBS Large Cap Growth Fund: 10/14/97, UBS Small Cap Fund: 9/30/97 and UBS High Yield Bond Fund: 9/30/97.

  /6/Prior to January 1996, settlement date accounting was used in equity accounts with trade date accrual used subsequent to that date.

  /7/For additional disclosure, see Appendix B on the last page of this Prospectus.

DESCRIPTION OF THE FUNDS

INVESTMENT PROCESS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets that are invested in equity securities will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The portion of the Series' assets that is invested in fixed income securities will be primarily invested in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The benchmark for the Series is the Salomon World Government Bond Index (the "Global

Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals (see "Appendix A--Investment Policies and Techniques--Fixed Income Securities" for a description of supranationals). Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stocks. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. LARGE CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Growth Fund's investment objective is to provide long-term capital appreciation. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization growth companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies for purposes of the 65% policy. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks--Non-Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of large capital growth companies. The Series may invest up to 20% of its assets in foreign securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures and options for hedging, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The benchmark for the Series is the S&P 500 Index (the "Large Capitalization Growth Benchmark"). The Large Capitalization Growth Benchmark is a broad weighted index which includes primarily U.S. common stocks. The Large Capitalization Growth Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. SMALL CAPITALIZATION GROWTH FUND

INVESTMENT OBJECTIVE

  The U.S. Small Capitalization Growth Fund's investment objective is to provide long-term capital appreciation. In seeking to achieve its investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the

Series' total assets will be invested in small capital growth companies. The Advisor defines small capital companies as those with market capitalizations within the range of those stocks listed on the Russell 2000 Index at the time of the Series' investment. The Series may also invest in securities of emerging growth companies--i.e. small or medium sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of small capital growth companies. The Series may invest up to 20% of its assets in foreign securities.

  Growth company securities may have above average price volatility. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures and options for hedging, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Russell 2000 Index (the "Small Capitalization Growth Benchmark"). The Small Capitalization Growth Benchmark is a broad, weighted index which includes primarily U.S. small capitalization common stocks. The Small Capitalization Growth Benchmark is designed to provide a representative indication of the capitalization and return for the small capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by the Advisor. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

HIGH YIELD FUND

INVESTMENT OBJECTIVES

  The primary investment objective of the High Yield Fund is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. In seeking to achieve its primary investment objective, the Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. The Series seeks to achieve its primary objective by investing, under normal market conditions, at least 65% of its assets in fixed income securities that provide higher yields and that are rated in the lower rating categories of Moody's and S&P, including securities rated Baa or lower by Moody's or BBB or lower by S&P ("high yield securities"). Securities rated below Baa or BBB are considered to be of poor standing and predominantly speculative. The Series may invest in a broad range of fixed income securities, including debt securities of U.S. corporations, zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest up to 25% of its assets in foreign securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks"' and Appendix A in this Prospectus and in the Statement of Additional Information.

  The Series seeks its secondary investment objective of capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

  The High Yield Fund's benchmark is the Merrill Lynch High Yield Master Index (the "High Yield Benchmark"). The High Yield Benchmark is a market driven index which currently has a duration of approximately 4.26 years. The maturities of the individual securities owned by the Series may vary widely from their duration, however, and may be as long as 30 years.

GLOBAL (EX-U.S.) EQUITY FUND (FORMERLY, NON-U.S. EQUITY FUND)

INVESTMENT OBJECTIVE

  The Global (ex-U.S.) Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. The Series will attempt to control risk by seeking to achieve its investment objective while maintaining a lower level of volatility than the Series' benchmark index. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND GLOBAL (EX-U.S.) EQUITY
FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund and U.S. Small Capitalization Growth Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  QUALITY INFORMATION FOR HIGH YIELD FUND - At any one time substantially all of the assets of the High Yield Fund may be invested in investments which are lower quality, higher yielding securities and which are rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are determined to be of comparable quality by the Advisor.

  Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba or below by Moody's or BB or below by S&P are below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described above must be satisfied at the time an investment is made. If the quality of the investment later declines, the Series may continue to hold the investment.

  Low-grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Series will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on low-grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

  The value of low-grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

  Especially at such times, trading in the secondary market for low-grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for low-grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of low-grade securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced secondary market liquidity, low-grade securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Low-grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

  Besides credit and liquidity concerns, prices for low-grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding low-grade securities.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (EX-U.S.) EQUITY
FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  EMERGING MARKETS SECURITIES (GLOBAL FUND AND HIGH YIELD FUND) - There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund and High Yield Fund. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities.

  An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

  As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

  The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see Appendix A), and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (EX-U.S.) EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. However, the ability to manage foreign exchange risk through the use of these strategies may be limited in certain emerging markets because of a lack of appropriate financial instruments. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  The normal currency allocation of the Series is identical to the currency mix of their respective Benchmarks. The Series expect to maintain this normal currency exposure when, in the judgment of the Advisor, global currency markets are fairly priced relative to each other and relative to the associated risks. The Series may actively deviate from such normal currency allocations to take advantage of, or to protect its portfolio from risk and return characteristics of, the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Series' Benchmarks are determined by the Advisor based upon its research.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), options on foreign currencies and options on futures, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND U.S. LARGE CAPITALIZATION GROWTH FUND ONLY) - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund, U.S. Large Capitalization Equity Fund or U.S. Large Capitalization Growth Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, approximately $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. -
 International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds -
 Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Large Capitalization Growth Fund/1/............................ 0.70
      U.S. Small Capitalization Growth Fund/1/............................ 1.00
      U.S. Bond Fund...................................................... 0.50
      High Yield Fund/1/.................................................. 0.60
      Global (ex-U.S.) Equity Fund........................................ 0.80

----------

/1/The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund each commenced operations on December 10, 1998.

  The fee payable to Brinson Partners by the Global, Global Equity, U.S. Small Capitalization Growth and Global (ex-U.S.) Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the UBS Investment Fund--Global, UBS Investment Fund--Global Equity, UBS Investment Fund--Global Bond, UBS Investment Fund--U.S. Balanced, UBS Investment Fund--U.S. Equity, UBS Investment Fund--U.S. Large Capitalization Equity, UBS Investment Fund--U.S. Large Capitalization Growth, UBS Investment Fund--U.S. Small Capitalization Growth, UBS Investment Fund--U.S. Bond, UBS Investment Fund--High Yield and UBS Investment Fund--Global (ex-U.S.) Equity will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.80%, 1.15%,
0.60%, 1.00% and 0.70%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank ("Chase") 270 Park Avenue, New York, New York 10017, pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  Chase provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as a co-custodian for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund with respect to certain foreign securities until such securities are transferred to Chase. After such securities are transferred to Chase, Chase will be the sole custodian for these Series under the terms of the Services Agreement.

  As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-794-7753.

  Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the UBS Investment Funds class of shares of any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $25,000 (including IRAs). Subsequent investments for Fund shares will be accepted in minimum amounts of $5,000 (including IRAs). The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The UBS Investment Funds will be marketed directly through the offices of UBS A.G. Through its branches and subsidiaries, UBS A.G. conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The UBS Investment Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales Load or charge in connection with the purchase of shares. The UBS Investment Funds class of shares, however, are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales

Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's UBS Investment Funds class of shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                    INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
              -------------------------------  -------------------------------
              MINIMUM $25,000                  MINIMUM $5,000
BY MAIL       . Complete and sign the Account  . Make your check payable
[LOGO]          Application accompanying this    to "UBS Investment Fund-
                Prospectus.                      ________."
              . Make your check payable to     . Enclose the remittance
                "UBS Investment Fund-______."    portion of
              . Mail to the address indicated    your account statement and
                on the Account Application.      include the amount of
                                                 investment, the
                                                 account name and number.
                                               . Mail to the address indicated
                                                 on your account statement or
                                                 enclose in the envelope
                                                 provided.

BY WIRE       . Call 1-800-794-7753 to         . Wire federal funds to:
[LOGO]          arrange for a wire               THE CHASE MANHATTAN BANK
                transaction.                     ABA#021000021
              . Wire federal funds within 24     DDA#9102-783504
                hours to:                        FBO "UBS INVESTMENT FUND-_____"
                THE CHASE MANHATTAN BANK         AND INCLUDE YOUR NAME AND
                ABA#021000021                    ACCOUNT NUMBER.
                DDA#9102-783504
                FBO "UBS INVESTMENT FUND-____"
                AND INCLUDE YOUR NAME AND NEW
                ACCOUNT NUMBER.
              . Complete and sign the Account
                Application and mail to the
                address indicated on the
                Account Application
                immediately following the
                initial wire transaction.

BY TELEPHONE  . Call 1-800-794-7753 to         . Call 1-800-794-7753 to
[LOGO]          arrange for a telephone          arrange for a telephone
                transaction.                     transaction.

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
PURCHASING BY EXCHANGES  . You may open a new account     . You may purchase additional
[LOGO]                     for any series of the Trust by   shares of any series of the
                           making an exchange from an       Trust by making an exchange
                           existing UBS Investment Funds    from an existing UBS
                           class account of any other       Investment Funds class account
                           series of the Trust. Exchanges   of any other series of the
                           may be made by mail or           Trust. Exchanges may be made
                           telephone. Call 1-800-794-7753   by mail or telephone. Call
                           for assistance.                  1-800-794-7753 for assistance.
AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call 1-     "Account Options" or call 1-
                           800-794-7753 for assistance.     800-794-7753 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-794-7753.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  section on the Account Application
                                  accompanying this Prospectus and mail
                                  it to the address indicated.
                                . The account must be opened first with
                                  the initial $25,000 minimum investment,
                                  with subsequent minimum investments of
                                  $5,000 pursuant to the Automatic
                                  Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.

 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $25,000 may direct the transfer agent
                                  to send the shareholder (or anyone the
                                  shareholder designates) regular,
                                  monthly, quarterly or semi-annual
                                  payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $100. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $10,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for UBS Investment
                                  Funds class of shares of another series
                                  of the Trust.

 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of
                              the person who has authorized a redemption from
                              your account. Please contact the Fund for
                              further information.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-794-7753.

 BY WIRE                    . This service must be elected either on the
 [LOGO]                       initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-794-7753.
                            . Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.

 BY TELEPHONE 1-800-794-    . This service must be elected either on the
 7753                         initial application or subsequently arranged in
 [LOGO]                       writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-794-7753.
                            . Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.

 AUTOMATICALLY              . Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-794-7753
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the UBS Investment Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for the UBS Investment Funds class of shares of any other series within the Trust. Exchanges will not be permitted between the UBS Investment Funds class of shares and either the Brinson Fund-Class N shares or the Brinson Fund-Class I shares of a series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the UBS Investment Funds class of shares of the Fund from which, and the fund into which, the exchange is made. Exchanges may be made only for shares of a series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one series and reinvested in shares of another series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and the Brinson Fund-Class I will not incur any of the expenses under the UBS Investment Funds-class' 12b-1 plan.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the UBS Investment Funds class of shares and the Brinson Fund-Class N shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the UBS Investment Funds class of shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class of shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the UBS Investment Fund class of shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the UBS Investment Funds class of shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the UBS Investment Funds or provide services with respect to the UBS Investment Funds.

  UBS A.G., or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the UBS Investment Funds class of shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective UBS Investment Funds class of shares to FDI and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The Plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 1999 fiscal year; UBS Investment Fund--Global--0.65%, UBS Investment Fund--Global Equity--0.76%, UBS Investment Fund--Global Bond--0.49%, UBS Investment Fund--U.S. Balanced--0.50%, UBS Investment Fund--U.S. Equity-- 0.52%, UBS Investment Fund--U.S. Large Capitalization Equity--0.52%, UBS Investment Fund--U.S. Large Capitalization Growth--0.77%, UBS Investment Fund--U.S. Small Capitalization Growth --0.77%, UBS Investment Fund--U.S. Bond--0.47%, UBS Investment Fund--High Yield--0.85% and UBS Investment Fund-- Global (ex-U.S.) Equity--0.84%.

  The Plan applies only to the UBS Investment Funds class of shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund-Class I or Brinson Fund-Class N shares. All payments made by the UBS Investment Funds class of shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the UBS Investment Funds class of that Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to the review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its UBS Investment Funds classes of shares, Brinson Fund-Class N and Brinson Fund-Class I shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen different series, including the Series. The

Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, U.S. Large Capitalization Equity Fund and U.S. Large Capitalization Growth Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers thirteen investment portfolios or series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each
Series: the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Class" of shares.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  As of November 18, 1998, UBS A.G. held of record more than 25% of the outstanding shares of the Global Fund; UBS held of record more than 25% of the outstanding shares of the Global Equity Fund; UBS held of record more than 25% of the outstanding shares of the Global Bond Fund; UBS held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; UBS SA held of record more than 25% of the outstanding shares of the U.S. Equity Fund; Thomas
J. Digenan held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; UBS held of record more than 25% of the outstanding shares of the U.S. Bond Fund; UBS and UBS SA each held of record more than 25% of the outstanding shares of the Global (ex-U.S.) Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series of the Trust. In addition, subject to certain conditions, shareholders of each series may apply to the series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Small Capitalization Growth Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-794-7753 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, Chase, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, Chase and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, Chase and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost, plus any reinvested capital gains and dividends. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Except as noted, further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-794-7753. The performance of the Predecessor Funds is included in the UBS Private Investor Funds, Inc. Annual Report dated December 31, 1997 and Semi-Annual report dated June 30, 1998, each of which may be obtained without charge by contacting the Trust at 1-800-794-7753.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND GLOBAL (EX-U.S.) EQUITY
FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series, except for the U.S. Small Capitalization Growth Fund, expect their U.S. equity investments to emphasize large and intermediate capitalization companies. The U.S. Small Capitalization Growth Fund expects its U.S. equity investments to emphasize small capitalization companies. The Global Fund and U.S. Small Capitalization Growth Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund may also invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series (except for the High Yield Fund) will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series (except for the High Yield Fund) currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. The High Yield Fund may invest up to 10% of its assets in securities rated below Caa by Moody's or CCC by S&P. Except for the High Yield Fund, to the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND AND HIGH YIELD FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, U.S. BOND FUND AND HIGH YIELD FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, GLOBAL (EX-U.S.) EQUITY FUND AND HIGH YIELD FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes (except for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund). For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, GLOBAL (EX-U.S.) EQUITY FUND AND HIGH YIELD FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the Global (ex-U.S.) Equity Fund and the High Yield Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, Global (ex-U.S.) Equity Fund and High Yield Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  SHORT SALES (U.S. LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND AND HIGH YIELD FUND): In the event that the Advisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Series will only enter into short sales for hedging purposes. The Series will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. All short sales will be fully collateralized and the

Series will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by any Series exceeds 25% of its total assets. Each Series will also limit short sales of any one issuer's securities to 2% of its total assets and to 2% of any one class of the issuer's securities.

  PAY-IN-KIND BONDS (HIGH YIELD FUND): The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

  CONVERTIBLE SECURITIES (HIGH YIELD FUND): The Series may invest in convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

  EURODOLLAR SECURITIES (GLOBAL BOND FUND AND HIGH YIELD FUND): The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

  BRADY BONDS (HIGH YIELD FUND): The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of its holdings.

  STRUCTURED SECURITIES (HIGH YIELD FUND): The Series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured

Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

  LOAN PARTICIPATIONS AND ASSIGNMENTS (HIGH YIELD FUND): The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

  The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When the Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Series anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series' portfolios and calculating its net asset values. To the extent that the Series cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Loan Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.



  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits the Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and
(3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-794-7753.

APPENDIX B

     BRINSON PARTNERS, INC.    NUMBER OF ACCOUNTS TOTAL FUND ASSETS PERCENTAGE OF
     COMPOSITE NAME              PER COMPOSITE      ($ MILLIONS)     FIRM ASSETS
     ----------------------    ------------------ ----------------- -------------
     Global Equity Portfolio.           1                   6              0
     Global Bond Portfolio...           1                 106            0.2
     U.S. Balanced Portfolio.           1                 184            0.3
     U.S. Equity Portfolio...           1               3,610            5.7
     U.S. Bond Portfolio.....           1               2,408            3.8
     Global (ex-U.S.) Equity
      Portfolio..............           1               2,624            4.1

----------

  /1/The composites presented are single entity composites or the assets of a single client. As such, internal dispersion for all periods is zero and is not presented. AIMR-PPS(TM) states that pooled funds, including unit trusts (or collective funds) may be treated as separate composites. As such, this table presents the composite performance results of collective funds only and does not include separately managed accounts. Composites for separately managed accounts are available upon request.

     UBS BRINSON NEW YORK     NUMBER OF ACCOUNTS TOTAL FUND ASSETS PERCENTAGE OF
     COMPOSITE NAME             PER COMPOSITE      ($ MILLIONS)     FIRM ASSETS
     --------------------     ------------------ ----------------- -------------
     U.S. Large
      Capitalization Growth
      Portfolio..............         25               3,558           14.6
     U.S. Small
      Capitalization Growth
      Portfolio..............          4                 560            2.3
     High Yield Portfolio....         11                 606            2.5

----------

  /2/Internal dispersion is calculated as the equally-weighted annual standard deviation within a composite consisting of at least five accounts with full year returns.

  U.S. Large Capitalization Growth Equity: 1988, 5.91%; 1989, 4.87%; 1990, 0.54%; 1991, 11.55%; 1992, 3.68%; 1993, 5.21%; 1994, 5.49%; 1995, 3.07%;
  1996, 1.02%; 1997, 2.86%.

  U.S. Small Capitalization Growth Equity: Dispersion for only 1995, 2.06%.


  High Yield: 1993, 0.64%; 1994, 1.42%; 1995, 1.10%; 1996, 0.85%; 1997,
  0.18%.

            [LOGO OF UBS]UBS
                         Investment Funds




                                  Prospectus

                               December 10, 1998


              UBS Investment Fund--Global
              UBS Investment Fund--Global Equity
              UBS Investment Fund--Global Bond
              UBS Investment Fund--U.S. Balanced
              UBS Investment Fund--U.S. Equity
              UBS Investment Fund--U.S. Large Capitalization Equity UBS Investment Fund--U.S. Large Capitalization Growth UBS Investment Fund--U.S. Small Capitalization Growth UBS Investment Fund--U.S. Bond
              UBS Investment Fund--High Yield
              UBS Investment Fund--Global (ex-U.S.) Equity

[LOGO OF UBS]UBS
             Investment Funds

For Additional Information about
  UBS Investment Funds, call:
         1-800-794-7753

                  [LOGO OF UBS]UBS
                               Investment Funds

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                               December 10, 1998


     This Prospectus describes the UBS Investment Funds class of shares of certain of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers thirteen distinct investment portfolios. This Prospectus describes two of the Trust's investment portfolios: Emerging Markets Equity Fund and Emerging Markets Debt Fund (each a "Series" and collectively the "Series"). The eleven remaining investment portfolios of the Trust--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund and Global (ex-U.S.) Equity Fund (formerly, Non-U.S. Equity Fund)--are described in a separate prospectus. Each Series and each other investment portfolio offered by the Trust offers three separate classes of shares--UBS Investment Funds class of shares, the Brinson Fund-Class I, and the Brinson Fund-Class N. The UBS Investment Funds class of shares of the Series are referred to herein as the: UBS Investment Fund-Emerging Markets Equity and UBS Investment Fund-Emerging Markets Debt (each a "Fund" and collectively, the "UBS Investment Funds" or "Funds"). This Prospectus pertains only to the UBS Investment Funds class of shares of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares and the Brinson Fund-Class I shares of the Series and the other investment portfolios of the Trust may be obtained by calling 1-800-448-2430.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the UBS Investment Funds class of shares of either of the UBS Investment Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds, the other investment portfolios offered by the Trust and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated December 10, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:

Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-794-7753
1-800-794-7753

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Prior Performance of Advisor...............................................   5
Description of the Funds...................................................   7
Investment Objectives and Policies.........................................   7
  Emerging Markets Equity Fund.............................................   7
  Emerging Markets Debt Fund...............................................   7
Investment Considerations and Risks........................................   7
Management of the Trust....................................................  14
Portfolio Management.......................................................  15
Administration of the Trust................................................  15
Purchase of Shares.........................................................  16
Account Options............................................................  19
Redemption of Shares.......................................................  20
Net Asset Value............................................................  23
Distribution Plan..........................................................  24
Dividends, Distributions and Taxes.........................................  25
General Information........................................................  26
Performance Information....................................................  28
Appendix A.................................................................  30
Appendix B.................................................................  38

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

 Shareholder Transaction Expenses

                                                                     TRANSACTION
UBS INVESTMENT FUNDS                                                 CHARGES/1/
--------------------                                                 -----------
Emerging Markets Equity Fund........................................    1.50%
Emerging Markets Debt Fund..........................................    0.75%

 Annual Fund Operating Expenses

                                                                                 TOTAL FUND
                                                 12B-1          OTHER         OPERATING EXPENSES
                                               EXPENSES/3/    EXPENSES        (AFTER FEE WAIVER
                            MANAGEMENT FEES    (AFTER FEE      (AFTER           AND/OR EXPENSE
UBS INVESTMENT FUNDS     (AFTER FEE WAIVER)/2/  WAIVER)    REIMBURSEMENT)/2/   REIMBURSEMENT)/2/
--------------------     --------------------- ----------- ------------------ ------------------
Emerging Markets Equity
 Fund...................         1.10%           0.85%          0.50%              2.45%
Emerging Markets Debt
 Fund...................         0.65%           0.75%          0.50%              1.90%

----------

/1/Shareholders of the Emerging Markets Equity Fund are subject to a 1.50% transaction charge in connection with each purchase and redemption of shares of the Series. Shareholders of the Emerging Markets Debt Fund are subject to a 0.75% transaction charge in connection with each purchase of shares of the Series. Shares of each Series are sold at a price which is equal to the net asset value of such shares, plus the transaction charge. Redemption requests for the Emerging Markets Equity Fund are paid at the net asset value less the transaction charge. The transaction charges do not apply to the reinvestment of dividends or capital gain distributions.

  The transaction charges are paid to the Series and used by them to defray transaction costs associated with the purchase and sale of securities within the Series. The amount of the transaction charges on purchases and redemptions represents the estimate of the costs reasonably anticipated to be associated with the purchase of securities with cash received from shareholders and the sale of securities to obtain cash to redeem shareholders. Therefore, the transaction charges offset the dilutive effect such costs would otherwise have on the net asset value of the Series' shares. Purchases and redemptions which are made in kind with securities are not subject to the transaction charges.

/2/Pursuant to the terms of the Investment Advisory Agreements between the Trust, on behalf of each Series, and the Advisor, the Advisor is entitled to receive a monthly fee at the annual rates of 1.10% and 0.65% for each of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, respectively. The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the Emerging Markets Equity Fund and Emerging Markets Debt Fund will never exceed 1.60% and 1.15%, respectively. The fees and expenses of the Emerging Markets Equity Fund and the Emerging Markets Debt Fund are based on estimates.

/3/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for the UBS Investment Funds class of shares of each Series. See "Distribution Plan". Although the Distribution Plan relating to the UBS Investment Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the UBS Investment Funds class of shares, plus a 0.25% service fee for each UBS Investment Fund ("distribution fees"), the Trust and the Underwriter have agreed to limit aggregate distribution fees with respect to the UBS Investment Funds class of shares of the Series so as not to exceed 0.85% and 0.75% of the average daily net assets of the Emerging Markets Equity Fund and Emerging Markets Debt Fund, respectively.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the UBS Investment Funds class of shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and expense reimbursements, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

UBS INVESTMENT FUNDS                                              1 YEAR 3 YEARS
--------------------                                              ------ -------
Emerging Markets Equity Fund.....................................  $55    $106
Emerging Markets Debt Fund.......................................  $27    $ 67

  The total expenses on the same investment, assuming no redemption, would be as follows.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
Emerging Markets Equity Fund.....................................  $39     $90
Emerging Markets Debt Fund.......................................  $27     $67

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's composite performance data relating to the historical performance of institutional private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Series. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to the applicable Series of the Trust as measured against specified market indices.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)) as of January 1, 1993. The Advisor complies with the AIMR standards on a firmwide basis, and a list of all firm composites is available upon request. The composite performance results are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR has not been involved with the preparation or review of this report.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated in a manner consistent with the U.S. Securities and Exchange Commission's ("SEC") method of calculating returns. Monthly returns are compounded to determine returns on a quarterly, annual or other time period basis. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns exclude the impact of custodial fees, and any other administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the account.

  Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Firm. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Firm. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the account size does not impact portfolio management style. The composites are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the composites, the performance results could have been adversely affected. The composite's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

              UBS INVESTMENT FUNDS CLASS ANNUALIZED RETURNS

                                                       ANNUALIZED
                                             -----------------------------------
                                              ONE      TWO     THREE FIVE   TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR    YEARS    YEARS YEARS YEARS
---------------------------------            ------   ------   ----- ----- -----
Emerging Markets Equity Portfolio/1/,/3.../. (34.08)% (12.54)%  N/A   N/A   N/A
MSCI Emerging Markets (Free) Index/2....../. (38.10)  (16.30)   N/A   N/A   N/A
Brinson Emerging Markets Normal Index/2.../. (36.75)  (15.12)   N/A   N/A   N/A
Emerging Markets Debt Portfolio/1/,/3...../.   6.81    22.29    N/A   N/A   N/A
JP Morgan EMBI+/2........................./.   1.39    16.14    N/A   N/A   N/A

----------
FOOTNOTES:

  /1/The Portfolio is a composite of funds substantially similar to the Series to which the Portfolio is being compared. Performance figures for the Advisor composites are net of advisory fees. Advisory fees are determined by applying the highest fee schedule as of June 30, 1998. Performance figures for the composites gross of fees are:

                                                       ANNUALIZED
                                             -----------------------------------
                                              ONE      TWO     THREE FIVE   TEN
                                              YEAR    YEARS    YEARS YEARS YEARS
                                             ------   ------   ----- ----- -----
   Emerging Markets Equity Portfolio........ (32.98)% (11.44)%  N/A   N/A   N/A
   Emerging Markets Debt Portfolio..........   7.46    22.94    N/A   N/A   N/A

  /2/Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index is a market capitalization weighted index which captures 60% of a country's total capitalization while maintaining the overall risk structure of the market. Stocks are included at their full market capitalization weight, and the index reflects actual buyable opportunities for the non-domestic investor. Brinson Emerging Markets Normal Index is an unmanaged index compiled by the Advisor that is constructed to minimize country specific risk while providing regional exposure similar to the MSCI Emerging Markets (Free) Index. J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) is comprised of external-currency-denominated emerging markets debt, including Brady Bonds, loans, Eurobonds and local market instruments.

  /3/For additional disclosure, see Appendix B on the last page of this Prospectus.

DESCRIPTION OF THE FUNDS

INVESTMENT PROCESS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  Neither of the Series intends to concentrate its investments in a particular industry. Neither of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES







EMERGING MARKETS EQUITY FUND

  The Emerging Markets Equity Fund's investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' assets will be invested in the equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, such as equity swaps and equity index swaps, as further described below. The Series' performance is measured relative to its benchmark, the Brinson Emerging Markets Normal Index. The index is constructed to minimize country specific risk while providing regional exposure similar to the International Finance Corporation's Investable Index (IFCI), a market capitalization weighted benchmark.

EMERGING MARKETS DEBT FUND

  The Emerging Markets Debt Fund's investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Series will attempt to control risk by maintaining a lower level of volatility than the Series' benchmark index. Under normal circumstances, at least 65% of the Series' assets will be invested in debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swaps and currency swaps, as further described below. The Series' performance is measured relative to its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Investors should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (EMERGING MARKETS EQUITY FUND) - Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Series may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of its shares and thus the Fund's total returns to investors.

  FIXED INCOME SECURITIES - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  QUALITY INFORMATION - At any one time substantially all of the assets of the Emerging Markets Debt Fund and up to 35% of the assets of the Emerging Markets Equity Fund may be invested in investments which are lower quality, higher yielding securities and which are rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P"), or if unrated, are determined to be of comparable quality by the Advisor.

  Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba or below by Moody's or BB or below by S&P are below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described above must be satisfied at the time an investment is made. If the quality of the investment later declines, the Series may continue to hold the investment. The Emerging Markets Debt Fund does not intend to limit investments in low-grade securities.

  Low-grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from low-grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Series will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on low-grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of low-grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

  The value of low-grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low-grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

  Especially at such times, trading in the secondary market for low-grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for low-grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of low-grade securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced secondary market liquidity, low-grade securities prices may become more volatile and the Series' ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Low-grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Series. If a call were exercised by the issuer during a period of declining interest rates, the Series likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Series and any dividends to investors.

  Besides credit and liquidity concerns, prices for low-grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding low-grade securities.

  For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  EMERGING MARKETS SECURITIES - There are additional risks inherent in investing in less developed countries which are applicable to the Series. The Series consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. The Series intend to invest primarily in securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. As these markets change and other countries' markets develop, the Series expect the countries in which they invest to change.

  An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Series invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

  As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

  The issuers of the government and government-related debt securities in which the Series expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see Appendix A), and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

  FOREIGN CURRENCY TRANSACTIONS - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. However, the ability to manage foreign exchange risk through the use of these strategies may be limited in certain emerging markets because of a lack of appropriate financial instruments. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.


  The normal currency allocation of the Series is identical to the currency mix of their respective Benchmarks. The Series expect to maintain this normal currency exposure when, in the judgment of the Advisor, global currency markets are fairly priced relative to each other and relative to the associated risks. The Series may actively deviate from such normal currency allocations to take advantage of, or to protect its portfolio from risk and return characteristics of, the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Series' Benchmarks are determined by the Advisor based upon its research.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), options on foreign currencies and options on futures, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. Each Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. Neither Series intends to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Neither Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS - Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in each Series may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, approximately $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc.-- International Growth Portfolio; Enterprise Accumulation Trust--International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust--The International Equity Portfolio; John Hancock Variable Annuity Series Trust--International Balanced Portfolio; Managed Accounts Services Portfolio Trust--Pace Large Company Value Equity Investments; AON Funds--International Equity Fund; and The Republic Funds--Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services, Brinson Partners is entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Emerging Markets Equity Fund........................................ 1.10%
      Emerging Markets Debt Fund.......................................... 0.65%

  The fee payable to Brinson Partners by the Emerging Markets Equity Fund is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses, with the exception of 12b-1 expenses, of the UBS Investment Fund--Emerging Markets Equity and UBS Investment Fund--Emerging Markets Debt will never exceed 1.60% and 1.15%, respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017, pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  Chase provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-794-7753.

  Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent, plus the transaction charges described under "Annual Fund Operating Expenses." There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the UBS Investment Funds class of shares of any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $25,000 (including IRAs). Subsequent investments for Fund shares will be accepted in minimum amounts of $5,000 (including IRAs). The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The UBS Investment Funds will be marketed directly through the offices of UBS A.G. Through its branches and subsidiaries, UBS A.G. conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Frankfurt, Geneva, Hong Kong, Houston, London, Los Angeles, Luxembourg, Miami, Monte Carlo, New York, Paris, San Francisco, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The UBS Investment Funds may be purchased through broker-dealers having sales agreements with FDI, or through financial institutions having agency agreements with FDI. There is no sales Load or charge in connection with the purchase of shares. The UBS Investment Funds class of shares, however, are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Funds to FDI, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's UBS Investment Funds class of shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:


               INITIAL INVESTMENT               SUBSEQUENT INVESTMENTS
         -------------------------------    -------------------------------
         MINIMUM $25,000                    MINIMUM $5,000
BY MAIL  . Complete and sign the Account    . Make your check payable
           Application accompanying this      to "UBS Investment Fund-
           Prospectus.                        _____________________."
         . Make your check payable to       . Enclose the remittance
           "UBS Investment Fund-              portion of your account
           _______________________."          statement and include
                                              the amount of investment, the
                                              account name and number.
         . Mail to the address indicated    . Mail to the address indicated
           on the Account Application.        on your account statement or
                                              enclose in the envelope provided.

                               INITIAL INVESTMENT                   SUBSEQUENT INVESTMENTS
                         -------------------------------        -------------------------------
BY WIRE                  . Call 1-800-794-7753 to               . Wire federal funds to:
                           arrange for a wire                     THE CHASE MANHATTAN BANK
                           transaction.                           ABA#021000021
                         . Wire federal funds within 24           DDA#9102-783504
                           hours to:                              FBO "UBS INVESTMENT FUND-______"
                           THE CHASE MANHATTAN BANK               AND INCLUDE YOUR NAME AND
                           ABA#021000021                          ACCOUNT NUMBER.
                           DDA#9102-783504
                           FBO "UBS INVESTMENT FUND- ___"
                           AND INCLUDE YOUR NAME AND NEW
                           ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address
                           indicated on the Account
                           Application immediately
                           following the initial wire
                           transaction.
BY TELEPHONE             . Call 1-800-794-7753 to               . Call 1-800-794-7753 to
                           arrange for a telephone                arrange for a telephone
                           transaction.                           transaction.
PURCHASING BY EXCHANGES  . You may open a new account           . You may purchase additional
                           for any series of the Trust by         shares of any series of the
                           making an exchange from an             Trust by making an exchange
                           existing UBS Investment Funds          from an existing UBS
                           class account of any other             Investment Funds class account
                           series of the Trust. Exchanges         of any other series of the
                           may be made by mail or                 Trust. Exchanges may be made
                           telephone. Call 1-800-794-7753         by mail or telephone. Call
                           for assistance.                        1-800-794-7753 for assistance.
AUTOMATICALLY            . Please refer to "Automatic           . Please refer to "Automatic
                           Investment Plan" under                 Investment Plan" under
                           "Account Options" or call 1-           "Account Options" or call 1-
                           800-794-7753 for assistance.           800-794-7753 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-794-7753.


        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  section on the Account Application
                                  accompanying this Prospectus and mail
                                  it to the address indicated.
                                . The account must be opened first with
                                  the initial $25,000 minimum investment,
                                  with subsequent minimum investments of
                                  $5,000 pursuant to the Automatic
                                  Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.
 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $25,000 may direct the transfer agent
                                  to send the shareholder (or anyone the
                                  shareholder designates) regular,
                                  monthly, quarterly or semi-annual
                                  payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $100. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $10,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for UBS Investment
                                  Funds class of shares of another series
                                  of the Trust.
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed on any business day that the NYSE is open. Redemptions of shares of the Emerging Markets Equity Fund will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below, less the transaction charge described under "Annual Fund Operating Expenses." Redemptions of shares of the Emerging Markets Debt Fund will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value (less the transaction charge with respect to the Emerging Markets Equity Fund) next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder less the transaction charge with respect to the Emerging Markets Equity Fund) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of the
                              person who has authorized a redemption from your
                              account. Please contact the Fund for further
                              information.
                            . Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-794-7753.
 BY WIRE                    . This service must be elected either on the
 [LOGO]                       initial application or subsequently arranged in
                              writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-794-7753.
                            . Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.
 BY TELEPHONE 1-800-794-    . This service must be elected either on the
 7753                         initial application or subsequently arranged in
[LOGO]                        writing.
                            . Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-794-7753.
                            . Shares will be sold at the next share price (less
                              the transaction charge with respect to the
                              Emerging Markets Equity Fund) calculated after
                              the order is received and accepted. Share price
                              is normally calculated at 4:00 p.m. Eastern time.
 AUTOMATICALLY              . Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-794-7753
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the UBS Investment Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for the UBS Investment Funds class of shares of any other series within the Trust. Exchanges will not be permitted between the UBS Investment Funds class of shares and either the Brinson Fund-Class N shares or the Brinson Fund-Class I shares of a series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the UBS Investment Funds class of shares of the fund from which, and the fund into which, the exchange is made, less any applicable transaction charges. Exchanges may be made only for shares of a series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one series and reinvested in shares of another series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time, less the applicable transaction charge. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class, less the applicable transaction charge. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and the Brinson Fund-Class I will not incur any of the expenses under the UBS Investment Funds-class' 12b-1 plan.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the UBS Investment Funds class of shares and the Brinson Fund-Class N shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the UBS Investment Funds class of shares. The Plan permits each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class of shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the UBS Investment Fund class of shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the UBS Investment Funds class of shares or FDI. In addition, each Series may make payments directly to FDI for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the UBS Investment Funds or provide services with respect to the UBS Investment Funds.

  UBS A.G., or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the UBS Investment Funds class of shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective UBS Investment Funds class of shares to FDI and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FDI, dealers and others, for providing personal service and/or maintaining shareholder accounts). The Plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 1999 fiscal year: UBS Investment Fund--Emerging Markets Equity--0.85% and UBS Investment Fund--Emerging Markets Debt--0.75%.

  The Plan applies only to the UBS Investment Funds class of shares of each Series. Shares of other classes are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund-Class I or Brinson Fund-Class N shares. All payments made by the UBS Investment

Funds class of shares of a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the UBS Investment Funds class of that Series. Distribution expenses which are attributable to a particular class of a Series will be charged against the assets of that class of that Series. Distribution expenses which are attributable to more than one class or Series will be allocated among the classes or Series, in proportion to their relative net assets.

  The quarterly fees paid to FDI under the Plan are subject to review and approval by the Trust's Trustees who are not "interested persons" of the Advisor or FDI (as defined in the Act) and who may reduce the fees or terminate the Plan at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its UBS Investment Funds classes of shares, Brinson Fund-Class N and Brinson Fund-Class I shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen different series, including the Series. The

Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Funds classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers thirteen investment portfolios or series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund. Three classes of shares are currently issued by the Trust for each series, the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds classes. Prior to September 15, 1998, the "UBS Investment Funds class" was known as the "SwissKey Class" of shares.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  A shareholder that holds 25% or more of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective series of the Trust. In addition, subject to certain conditions, shareholders of each series may apply to the series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-794-7753 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, Chase, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, Chase and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, Chase and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost, plus any reinvested capital gains and dividends. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Trust's investment portfolios is included in the Trust's Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-794-7753. The performance of the Emerging Markets Equity Fund and the Emerging Markets Debt Fund commenced after June 30, 1998 and therefore are not included in the Trust's Annual Report.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (EMERGING MARKETS EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expects its U.S. equity investments to emphasize large and intermediate capitalization companies. The Series may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Series may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Series also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES: The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. The Emerging Markets Equity Fund may invest up to 35% of its assets and the Emerging Markets Debt Fund may invest substantially all of its assets in fixed income securities rated below investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Series may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS: The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency

(although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that Series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES: Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES: Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES: The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS: The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES: The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS: The Series may enter into contracts for the future purchase or sale of securities and indices. The Series also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS: The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING: Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES: Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES: Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  PAY-IN-KIND BONDS: The Series may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Series will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Series until the cash payment date or until the bonds mature.

  CONVERTIBLE SECURITIES: The Series may invest in convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

  EURODOLLAR SECURITIES: The Series may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

  BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Series invest will not be subject to restructuring arrangements or to requests for a new credit which may cause the Series to suffer a loss of interest or principal in any of their holdings.

  STRUCTURED SECURITIES: The Series may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Series anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Series are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by a Series in Structured Securities will be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

  LOAN PARTICIPATIONS AND ASSIGNMENTS: The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties.

  The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as general creditors of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the Advisor to be creditworthy. When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Series' ability to dispose of particular Assignments or Participations when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participation also may make it more difficult for the Series to assign a value to these securities for purposes of valuing the Series' portfolios and calculating their net asset values. To the extent that a Series cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Loan Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

  SWAPS (EMERGING MARKETS EQUITY FUND): The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates), to protect against any increase in the price of securities the Series anticipates purchasing at a later date or to gain exposure to certain markets.

  Interest rate swaps involve the exchange by the Series with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique were not used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

  The equity swaps in which the Series intends to invest involve agreements with a counterparty. The return to the Series on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Series will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Series paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

  If there is a default by the counterparty to a swap contract, the Series will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of default, the Series will succeed in pursuing contractual remedies. The Series thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

  The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Series cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Series has valued the swap, it will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Series' total net assets.

  INVESTMENT COMPANY SECURITIES: The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, the Series do not intend to invest in the portfolios of Brinson Relationship Funds.

  RUSSIAN SECURITIES: The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-794-7753.

APPENDIX B

                                          NUMBER OF    TOTAL FUND
BRINSON PARTNERS, INC.                   ACCOUNTS PER    ASSETS    PERCENTAGE OF
COMPOSITE NAME                            COMPOSITE   ($ MILLIONS)  FIRM ASSETS
----------------------                   ------------ ------------ -------------
Emerging Markets
  Equity Portfolio......................       1          452           0.7
Emerging Markets
  Debt Portfolio........................       1          428           0.7

----------

  /1/The composites presented are single entity composites or the assets of a single client. As such, internal dispersion for all periods is zero and is not presented. AIMR-PPS(TM) states that pooled funds, including unit trusts (or collective funds) may be treated as separate composites. As such, this table presents the composite performance results of collective funds only and does not include separately managed accounts. Composites for separately managed accounts are available upon request.

                  [LOGO OF UBS]UBS
                               ---
                               Investment Funds
                               ----------------


                 UBS Investment Fund--Emerging Markets Equity
                 UBS Investment Fund--Emerging Markets Debt









                                  PROSPECTUS
                                  ----------

                               December 10, 1998
                               -----------------

[LOGO OF UBS]UBS
             Investment Funds

For Additional Information about
  UBS Investment Funds, call:
         1-800-794-7753

                               THE BRINSON FUNDS


                          [BRINSON LOGO APPEARS HERE]


                                  GLOBAL FUND
                               GLOBAL EQUITY FUND
                                GLOBAL BOND FUND
                               U.S. BALANCED FUND
                                U.S. EQUITY FUND

                     U.S. LARGE CAPITALIZATION EQUITY FUND
                     U.S. LARGE CAPITALIZATION GROWTH FUND
                     U.S. SMALL CAPITALIZATION GROWTH FUND
                                 U.S. BOND FUND

                                HIGH YIELD FUND
                          GLOBAL (ex-U.S.) EQUITY FUND
                          EMERGING MARKETS EQUITY FUND
                           EMERGING MARKETS DEBT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 10, 1998

     The Brinson Funds (the "Trust") currently offers thirteen separate series, each with its own investment objective and policies. The Trust also offers three classes of shares for each series - the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. Information concerning the Brinson Fund-Class I of each series is included in a separate Prospectus dated December 10, 1998. Information concerning the Brinson Fund-Class N of each series is included in a separate Prospectus dated December 10, 1998. Information concerning the UBS Investment Funds class of shares of each series is included in a separate Prospectus for the UBS Investment Funds dated December 10, 1998. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.

UNDERWRITER:                            ADVISOR:

Funds Distributor, Inc.                 Brinson Partners, Inc.
60 State Street                         209 South LaSalle Street
Suite 1300                              Chicago, IL 60604-1295
Boston, MA  02109                       1-800-448-2430 (Brinson Fund-Class I and
1-800-448-2430 (Brinson Fund-Class I    Brinson Fund-Class N)
and Brinson Fund-Class N)
                                        1-800-794-7753 (UBS Investment
                                        Funds class)
1-800-794-7753 (UBS Investment Funds class)

                               TABLE OF CONTENTS

THE BRINSON FUNDS..................................................................   4
INVESTMENT STRATEGIES..............................................................   4
INVESTMENTS RELATING TO ALL FUNDS..................................................   4
     Repurchase Agreements.........................................................   4
     Reverse Repurchase Agreements.................................................   5
     Borrowing.....................................................................   5
     Loans of Portfolio Securities.................................................   5
     Swaps.........................................................................   6
     Futures.......................................................................   6
     Options.......................................................................   7
     Index Options.................................................................  10
     Special Risks of Options on Indices...........................................  10
     Rule 144A Securities..........................................................  11
     Other Investments.............................................................  11
INVESTMENTS RELATING TO THE GLOBAL FUNDS, U.S. LARGE CAPITALIZATION GROWTH FUND,
U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND THE GLOBAL (ex-U.S.)
EQUITY FUND........................................................................  11
     Foreign Securities............................................................  12
     Forward Foreign Currency Contracts............................................  12
     Options on Foreign Currencies.................................................  13
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND,
U.S. BOND FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY FUND AND EMERGING
MARKETS DEBT FUND..................................................................  14
     Lower Rated Debt Securities...................................................  14
     Convertible Securities........................................................  15
     When-Issued Securities........................................................  15
     Mortgage-Backed Securities and Mortgage Pass-Through Securities...............  16
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
          Investment Conduits ("REMICs")...........................................  18
     Other Mortgage-Backed Securities..............................................  18
     Asset-Backed Securities.......................................................  19
     Zero Coupon and Delayed Interest Securities...................................  20
INVESTMENTS RELATING TO THE GLOBAL FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY
FUND AND EMERGING MARKETS DEBT FUND................................................  21
     Emerging Markets Investments..................................................  21
     Risks of Investing in Emerging Markets........................................  23
     Investments in Affiliated Investment Companies................................  24
INVESTMENT RESTRICTIONS............................................................  25
MANAGEMENT OF THE TRUST............................................................  26
     Trustees and Officers.........................................................  26
     Compensation Table............................................................  28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................  29
INVESTMENT ADVISORY AND OTHER SERVICES.............................................  34
     Advisor.......................................................................  34
     Administrator.................................................................  36
     Underwriter...................................................................  37
     Distribution Plan.............................................................  38
     Code of Ethics................................................................  38
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................................  39
     Portfolio Turnover............................................................  40
SHARES OF BENEFICIAL INTEREST......................................................  41
PURCHASES..........................................................................  42
     Exchanges of Shares...........................................................  42
     Net Asset Value...............................................................  42


REDEMPTIONS................................................................   44
     Taxation..............................................................   44
PERFORMANCE CALCULATIONS...................................................   47
     Total Return..........................................................   47
     Yield.................................................................   49
FINANCIAL STATEMENTS.......................................................   49
CORPORATE DEBT RATINGS --- APPENDIX A......................................  A-1

THE BRINSON FUNDS

     The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of thirteen series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund, High Yield Fund, Global (ex-U.S.) Equity Fund (formerly, the Non-
U.S. Equity Fund), Emerging Markets Equity Fund and Emerging Markets Debt Fund (collectively referred to as the "Series" or the "Funds", or individually as a "Series" or a "Fund"). The Global Fund, Global Equity Fund, Global Bond Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund are referred to herein collectively as the "Global Funds" or individually as the "Global Fund" and the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, U.S. Bond Fund and High Yield Fund are referred to herein as the "U.S. Funds." The Trust currently offers three classes of shares for each Series: the Brinson Fund-Class I, Brinson Fund-Class N and UBS Investment Funds class of shares. The Brinson Fund-Class I shares of each Series, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares, which are available exclusively to 401(k) participants, have no sales charges, but are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective Series. The UBS Investment Funds class of shares of each Series have no sales charges, but are subject to annual 12b-1 expenses of up to a maximum of 0.90% of average daily net assets of the respective Series.

INVESTMENT STRATEGIES

     The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

     The following discussion applies to all Series.

Repurchase Agreements

     When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

     In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

     Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse Repurchase Agreements

     Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the U.S. Securities and Exchange Commission (the "SEC").

     A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

Borrowing

     The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of a Series' net assets.

Loans of Portfolio Securities

     The Series may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Global (ex-U.S.) Equity Fund, respectively.

     Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

     The Series (except for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund and Global (ex-U.S.) Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

     The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

Futures

     The Series may enter into contracts for the purchase or sale for future delivery of securities. The Global Funds and the Global (ex-U.S.) Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

     A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of a Series' assets.

     When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by a Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

     The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series except the Global Bond Fund and U.S. Bond Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

     While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

     The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

     To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

Options

     The Series may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

     The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds, the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, and the Global (ex-U.S.) Equity Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

     Purchasing Call Options - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

     A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

     Covered Call Writing - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

     During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Put Options - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

     A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Writing Put Options - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index Options

     The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

     In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

     The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

     Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

     The Series' purchases of options on indices will subject them to the risks described below.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A Securities

     The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional investors.

     The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its net assets in illiquid securities.

     The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board of Trustees which includes continuing oversight by the Board of Trustees.

     If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Other Investments

     The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed in this Statement of Additional Information and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO THE GLOBAL FUNDS, U.S LARGE CAPITALIZATION GROWTH FUND, U.S. SMALL CAPITALIZATION GROWTH FUND, HIGH YIELD FUND AND GLOBAL (ex-U.S.) EQUITY FUND

     The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund and Global (ex-U.S.) Equity Fund.

Foreign Securities

     Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

     There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of an interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally a taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

Forward Foreign Currency Contracts

     The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

     Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

     A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

Options on Foreign Currencies

     The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

     The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

     The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND, U.S. BOND FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY FUND AND EMERGING MARKETS DEBT FUND

     The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Bond Fund, High Yield Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund.

Lower Rated Debt Securities

     Fixed income securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Group are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

     In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

     The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

     Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile.

     Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this Statement of Additional Information.

Convertible Securities (also for U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund)

     The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

When-Issued Securities (also for U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund)

     The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

     The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

     For federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

     Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

     The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

     FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")

     A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

     Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

     CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Other Mortgage-Backed Securities

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this Statement of Additional Information have been supplemented.

Asset-Backed Securities also for U.S. Large Capitalization Growth Fund and U.S. Small Capitalization Growth Fund)

     The Series may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

     The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

     The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Zero Coupon and Delayed Interest Securities

     The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

     Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO THE GLOBAL FUND, HIGH YIELD FUND, EMERGING MARKETS EQUITY FUND AND EMERGING MARKETS DEBT FUND

Emerging Markets Investments

     The Global Fund may invest up to 10% of its assets, and the Emerging Markets Equity Fund and Emerging Markets Debt Fund may invest substantially all of their assets, in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The High Yield Fund does not expect to invest more than 25% of its assets in securities of foreign issuers. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

     The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

     The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

     Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

     Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

     The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

     When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

     The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of Investing in Emerging Markets

     Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

     The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

     The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Affiliated Investment Companies

     The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

     To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund may invest that portion of its assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and the Brinson Emerging Markets Debt Fund portfolio of Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are permitted to invest in the same types of securities as the Global Fund may invest in directly.

     In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio (the "High Yield Fund") of Brinson Relationship Funds. The investment objective of the High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the High Yield Fund will be considered within this limitation.

     In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson Post-Venture Fund portfolio (the "Post-Venture Fund") of Brinson Relationship Funds. The investment objective of the Post-Venture Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Post-Venture Fund invests primarily in publicly-traded companies representing the lower 5% of the Wilshire 5000 Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.

     Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund will not be subject to the imposition of double management or administration fees with respect to its investments in Brinson Relationship Funds.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

     Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and the Global (ex-U.S.) Equity Fund may not:

     (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund);

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;

     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

     Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each of the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund may not:

     (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Emerging Markets Equity Fund and Emerging Markets Debt
           Fund) or purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (v) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (vi) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries; and

     (vii) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

                            MANAGEMENT OF THE TRUST

                             Trustees and Officers

                                         POSITION
                                           WITH
NAME                               AGE   THE TRUST               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                               ---   ---------               -------------------------------------------
Walter E. Auch                      77    Trustee          Retired; formerly Chairman and CEO of Chicago Board of Options
6001 N. 62nd Place                                         Exchange (1979-1986); Trustee of the Trust since May, 1994;
Paradise Valley, AZ 85253                                  Trustee, Brinson Relationship Funds since December, 1994;
                                                           Director, Thomsen Asset Management Corp. since 1987;
                                                           Director, Fort Dearborn Income Securities, Inc. 1987 to 1995;
                                                           Director, Geotek Industries,  Inc. since 1989; Director, Smith
                                                           Barney VIP Fund since 1991; Director, SB Advisers since 1992;
                                                           Director, SB Trak since 1992; Director, Banyan Realty Trust since 1987; Director, Banyan Land Fund II since 1988;
                                                           Director, Banyan Mortgage Investment Fund since 1989; and
                                                           Director, Express America Holdings Corp. since 1992, and
                                                           Nicholas/Applegate, Legend Properties, Inc.

Frank K. Reilly                     62    Chairman and     Professor, University of Notre Dame since 1982; Trustee of the
College of Business                       Trustee          Trust since December, 1993; Trustee, Brinson Relationship
Administration                                             Funds since September, 1994; Director of The Brinson Funds,
University of Notre Dame                                   Inc. 1992-1993; Trustee, Brinson Trust Company, 1992-July,
Notre Dame, IN 46556-0399                                  1993; Director, Fort Dearborn Income Securities, Inc. since
                                                           1993; Director, First Interstate Bank of Wisconsin from
                                                           January, 1989 through March,  1990; Director, Greenwood Trust
                                                           Company since 1993; and Director, Dean Witter Trust, FSB,
                                                           since 1996.

Edward M. Roob                      64    Trustee          Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                                          Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL 60002                                       since January, 1995; Trustee, Brinson Relationship Funds since
                                                           January 1995; Director, Fort Dearborn Income Securities, Inc.
                                                           since 1993; Director, Brinson Trust Company since 1993;
                                                           Committee Member, Chicago Stock Exchange since 1993; Member of
                                                           Board of Governors, Midwest Stock Exchange (1987-1991).

                                 Other Officers

                                         POSITION
                                           WITH          OFFICER
NAME                          AGE        THE TRUST        SINCE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                          ---        ---------       -------     -------------------------------------------
E. Thomas McFarlan            55         President        1992       Managing Director, Brinson Partners, Inc. since 1991;
                                                                     Treasurer and Principal Accounting Officer, The
                                                                     Brinson Funds 1995-1997; President and Director of
                                                                     The Brinson Funds, Inc., 1992 - 1993; Trustee,
                                                                     Brinson Trust Company since 1991; prior thereto,
                                                                     Executive Vice President of Washington Mutual Savings
                                                                     Bank.

Thomas J. Digenan             34         Vice             1993       Director, Brinson Partners, Inc. since 1993;
                                         President                   Assistant Treasurer, The Brinson Funds 1995-1997;
                                                                     Assistant Secretary, The Brinson Funds, 1993 - 1995;
                                                                     Assistant Secretary, The Brinson Funds, Inc., 1993;
                                                                     prior thereto, Senior Manager, KPMG Peat Marwick.


Debra L. Nichols              32         Vice             1992       Director, Brinson Partners, Inc. since 1995;
                                         President                   Associate, Brinson Partners, Inc. from 1991 to 1995;
                                                                     Vice President, The Brinson Funds since 1997;
                                                                     Secretary, The Brinson Funds 1997; Assistant
                                                                     Secretary, The Brinson Funds 1993 - 1997; Assistant
                                                                     Secretary, The Brinson Funds, Inc. 1992-1993; prior
                                                                     thereto, private investor.


Carolyn  M. Burke             31         Treasurer,       1995       Director, Brinson Partners, Inc., since January 1997;
                                         Secretary                   Associate, Brinson Partners, Inc. from 1995 to 1997;
                                         and                         Secretary, Treasurer and Principal Accounting
                                         Principal                   Officer, The Brinson Funds since 1997; Assistant
                                         Accounting                  Secretary, The Brinson Funds 1995-1997; prior
                                         Officer                     thereto, Financial Analyst, Van Kampen American
                                                                     Capital Investment Advisory Corp. 1992-1995; Senior
                                                                     Accountant, KPMG Peat Marwick 1989-1992.

David E. Floyd                29         Assistant        1998       Associate Director, Brinson Partners, Inc. since
                                         Secretary                   June 1998, Associate Brinson Partners, Inc., from
                                                                     1994 to 1998, prior thereto, Mutual Fund Accountant,
                                                                     John Nuveen & Co.

                               COMPENSATION TABLE

                             Trustees and Officers

                                        AGGREGATE COMPENSATION                   TOTAL COMPENSATION FROM
                                      FROM TRUST FOR FISCAL YEAR                 TRUST AND FUND COMPLEX
NAME AND POSITION HELD                   ENDED JUNE 30, 1998                       PAID TO TRUSTEES/1/
----------------------                   -------------------                       -------------------
Walter E. Auch, Trustee                        $12,300                                   $24,900
6001 N. 62nd Place
Paradise Valley, AZ 85253

                                              AGGREGATE COMPENSATION                   TOTAL COMPENSATION FROM
                                            FROM TRUST FOR FISCAL YEAR                 TRUST AND FUND COMPLEX
NAME AND POSITION HELD                          ENDED JUNE 30, 1998                      PAID TO TRUSTEES/1/
------------------------------------  ---------------------------------------  ---------------------------------------

Frank K. Reilly, Trustee                                              $14,400                                  $42,450
College of Business Administration
University of Notre Dame
Notre Dame, IN  46556-0399

Edward M. Roob, Trustee                                               $14,400                                  $42,450
841 Woodbine Lane
Northbrook, IL  60002



/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending June 30, 1998.

     No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

     The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal controls. The Audit Committee met once during the fiscal year ended June 30, 1998. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of November 18, 1998, the officers and Trustees as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

     As of November 18, 1998, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund-Class I, Brinson Fund-Class N, UBS Investment Funds class of shares or the Series, as applicable:

GLOBAL FUND



                                           Percentage of       Percentage of
Name & Address of Beneficial Owners            Class              Series
-----------------------------------            -----              ------
Brinson Fund-Class I


    SunTrust Bank                                 8.90%           8.45%
    Atlanta, GA

    American Express                              7.01%           6.65%
    Minneapolis, MN

    Charles Schwab & Co. Inc.                     5.89%           5.59%
    San Francisco, CA

Brinson Fund-Class N

   *Emjayco                                      88.21%            N/A
    Milwaukee, WI

    Merrill Lynch Trust Co.                      11.22%            N/A
    Somerset, NJ

UBS Investment Funds Class

   *UBS A.G.                                     71.86%            N/A
    New York, NY




GLOBAL EQUITY FUND

                                         Percentage of   Percentage of
Name & Address of Beneficial Owners          Class          Series
-----------------------------------          -----          ------
Brinson Fund-Class I

   *Wachovia Bank NA                             40.20%          12.62%
    Winston Salem, NC

    Charles Schwab & Co. Inc.                    18.37%           5.77%
    San Francisco, CA

    Wilmington Trust Co.                          6.34%            N/A
    Wilmington, DE

    National Financial Services Corp.
    New York, NY                                  5.36%            N/A

Brinson Fund-Class N

   *Brinson Partners, Inc.                         100%            N/A
    Chicago, IL


UBS Investment Funds Class

  *+UBS                                          37.79%          25.92%
    New York, NY

    UBS SA                                       20.46%          14.04%
    Zurich, Switzerland

    UBS SA                                       12.40%           8.51%
    Zurich, Switzerland




GLOBAL BOND FUND

                                         Percentage of   Percentage of
Name & Address of Beneficial Owners      Class           Series
---------------------------------------  -------------   -------------
Brinson Fund-Class I

  *+Wilmington Trust Co.                         26.24%          25.27%
    Wilmington, DE

    Charles Schwab & Co. Inc.                    16.60%          15.99%
    San Francisco, CA

    Baptist Health Systems, Inc.                 12.88%          12.41%
    Birmingham, AL

    Wilmington Trust Co. Trustee                 10.77%          10.37%
    Wilmington, DE

    Munson Williams Proctor Institute             8.78%           8.45%
    Utica, NY

    Resources Trust Company                       7.08%           6.82%
    Englewood, CO

Brinson Fund-Class N

   *Emjayco                                      94.27%            N/A
    Milwaukee, WI

    Brinson Partners, Inc.                        5.73%            N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                          65.05%            N/A
    New York, NY

    UBS                                           9.98%            N/A
    New York, NY

    UBS SA                                        6.52%            N/A
    Zurich, Switzerland

U.S. BALANCED FUND


                                         Percentage of    Percentage of
Name & Address of Beneficial Owners          Class           Series
-----------------------------------          -----           ------
Brinson Fund-Class I

  *+Wachovia Bank of NA                     34.00%           32.40%
    Winston Salem, NC

  *+Mitra & Co.                             32.50%           30.96%
    Milwaukee, WI

    American Express                        16.62%           15.84%
    Minneapolis, MN

    Lasalle National Bank                   10.93%           10.42%
    Chicago, IL

Brinson Fund-Class N

   *Brinson Partners, Inc.                    100%              N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                     50.22%              N/A
    New York, NY

    APD Profit Sharing Plan                 14.00%              N/A
    Key West, FL

    UBS SA                                  13.88%              N/A
    Zurich, Switzerland

    UBS SA                                  13.22%              N/A
    Zurich, Switzerland

                          U.S. EQUITY FUND

                                            Percentage of   Percentage of
Name & Address of Beneficial Owners             Class           Series
-----------------------------------             -----           ------
Brinson Fund-Class I

    Charles Schwab & Co. Inc.                       13.58%          12.17%
    San Francisco, CA

    Wachovia Bank NA                                12.30%          11.92%
    Winston Salem, NC

Brinson Fund-Class N

   *Merrill Lynch Trust Co.                         91.48%            N/A
    Somerset, NJ

UBS Investment Funds Class

   *UBS SA                                          57.72%           5.67%
    Zurich, Switzerland

   *UBS SA                                          31.55%            N/A
    Zurich, Switzerland

    UBS                                              8.92%            N/A
    New York, NY

U.S. LARGE CAPITALIZATION EQUITY FUND



                                              Percentage of   Percentage of
Name & Address of Beneficial Owners               Class           Series
-----------------------------------               -----           ------

Brinson Fund-Class I

   *Resources Trust Company                      48.58%          15.70%
    Englewood, CO

    Charles Schwab & Co. Inc.                    24.18%           7.82%
    San Francisco, CA

    FTC & Co.                                    20.19%           6.53%
    Denver, CO

Brinson Fund-Class N

  *+National Financial Services Corp.            99.99%          67.67%
    New York, NY

UBS Investment Funds Class

   *Thomas J. Digenan                              100%             N/A
    Chicago, IL


U.S. BOND FUND

                                              Percentage of   Percentage of
Name & Address of Beneficial Owners               Class          Series
-----------------------------------               -----          ------

Brinson Fund-Class I

   +Wachovia Bank NA                             20.14%          18.89%
    Winston Salem, NC

    Charles Schwab & Co. Inc.                    16.61%          15.58%
    San Francisco, CA

    Lafayette College Endowment                  10.36%           9.72%
    Easton, PA

    Sealaska Corporation                          9.01%           8.45%
    Juneau, AK

    Resources Trust Company                       8.01%           7.52%
    Englewood, CO

    Norwest MN                                    8.00%           7.50%
    Minneapolis, MN

    Firstcinco Rein                               7.82%           7.33%
    Cincinnati, OH

Brinson Fund-Class N

   *Brinson Partners, Inc.                      100%              N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                       48.41%              N/A
    New York, NY

    UBS SA                                    19.79%              N/A
    Zurich, Switzerland

    UBS                                       15.93%              N/A
    New York, NY

    Dr. Murray Davidson                        6.83%              N/A
    San Diego, CA

    UBS SA                                     5.44%              N/A
    Zurich, Switzerland

GLOBAL (ex-U.S.) EQUITY FUND

                                       Percentage of   Percentage of
Name & Address of Beneficial Owners    Class           Series
-----------------------------------    -------------   --------------

Brinson Fund-Class I

  *+The Northern Trust Company                 25.68%          25.39%
    Chicago, IL

    Charles Schwab & Co. Inc.                   7.35%           7.27%
    San Francisco, CA

    Key Trust Company                           5.31%           5.25%
    Cleveland, OH


Brinson Fund-Class N


   *Emjayco                                 91.55%                       N/A
    Milwaukee, WI

    Brinson Partners Inc                     8.45%                       N/A
    Chicago, IL

UBS Investment Funds Class

   *UBS                                     39.52%                       N/A
    New York, NY

   *UBS SA                                  28.65%                       N/A
    Zurich, Switzerland

    UBS SA                                  10.70%                       N/A
    Zurich, Switzerland

    Emjayco                                  9.86%                       N/A
    Milwaukee, WI

* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.


INVESTMENT ADVISORY AND OTHER SERVICES

Advisor

          Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a direct wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

          Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - the International Equity Portfolio; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - International Equity Portfolio; John Hancock Variable Annuity Series Trust I - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

          Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.

          Under the Agreements, the Advisor is entitled to a monthly fee of the respective Series' average daily net assets as follows: annual rates of 1.10% for the Emerging Markets Debt Fund; 1.00% for the U.S. Small Capitalization Growth Fund; 0.80% for the Global Fund, Global Equity Fund and Global(ex-U.S.) Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Growth Fund and the U.S. Large Capitalization Equity Fund; 0.65% for the Emerging Markets Equity Fund; 0.60% for the High Yield Fund; and 0.50% for the U.S. Bond Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to 12b-1 Plan expenses for the UBS Investment Funds class of shares or the Brinson-Class N of each Series:
1.60% for the Emerging Markets Debt Fund; 1.15% for the U.S. Small Capitalization Growth Fund and the Emerging Markets Equity Fund; 1.10% for the Global Fund; 1.00% for the Global Equity Fund and the Global (ex-U.S.) Equity Fund; 0.90% for the Global Bond Fund; 0.80% for the U.S. Balanced Fund, the U.S. Equity Fund and the U.S. Large Capitalization Growth Fund; 0.70% for the High Yield Fund and the U.S. Large Capitalization Equity Fund; and 0.60% for the U.S. Bond Fund.

          Advisory fees accrued to Brinson Partners were as follows:


A.  FISCAL YEAR ENDED JUNE 30, 1996

                                   GROSS ADVISORY FEES  NET ADVISORY FEES PAID  FUND EXPENSES PAID
      SERIES*                       EARNED BY ADVISOR      AFTER FEE WAIVER         BY ADVISOR
      -------                       -----------------      ----------------         ----------
GLOBAL FUND                             $3,415,057            $3,415,057              $   0.00
GLOBAL EQUITY FUND                      $  390,824            $   12,198              $378,626
GLOBAL BOND FUND                        $  310,066            $      158              $309,908
U.S. BALANCED FUND                      $1,465,283            $1,015,531              $449,752
U.S. EQUITY FUND                        $  638,063            $  326,322              $311,741
U.S. BOND FUND                          $   37,868            $     0.00              $230,216
GLOBAL (EX-U.S.) EQUITY FUND            $1,403,109            $1,050,199              $352,910

B.  FISCAL YEAR ENDED JUNE 30, 1997

                                         GROSS ADVISORY FEES  NET ADVISORY FEES PAID  FUND EXPENSES PAID
                SERIES*                   EARNED BY ADVISOR      AFTER FEE WAIVER         BY ADVISOR
                -------                   -----------------      ----------------         ----------
GLOBAL FUND                                   $4,294,925            $4,294,925              $   0.00
GLOBAL EQUITY FUND                            $  641,075            $  445,564              $195,511
GLOBAL BOND FUND                              $  344,152            $  149,228              $194,924
U.S. BALANCED FUND                            $1,775,454            $1,559,981              $215,473
U.S. EQUITY FUND                              $1,423,666            $1,234,361              $189,305
U.S. BOND FUND                                $   67,835                 $0.00              $142,178
GLOBAL (EX-U.S.) EQUITY FUND                  $2,420,667            $2,420,667              $   0.00

* The U.S. Large Capitalization Equity Fund, the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

C.  FISCAL YEAR ENDED JUNE 30, 1998

                                   GROSS ADVISORY FEES          NET ADVISORY FEES PAID         FUND EXPENSES PAID
            SERIES*                 EARNED BY ADVISOR              AFTER FEE WAIVER                BY ADVISOR
            -------                 -----------------              ----------------                ----------
GLOBAL FUND                             $5,378,141                      $5,378,141                    $  0.00
GLOBAL EQUITY FUND                      $  719,439                      $  697,541                    $21,898
GLOBAL BOND FUND                        $  500,982                      $  457,480                    $43,502
U.S. BALANCED FUND                      $1,674,661                      $1,655,564                    $19,097
U.S. EQUITY FUND                        $3,792,120                      $3,792,120                    $  0.00
U.S. LARGE CAPITALIZATION
 EQUITY FUND                            $   21,230                      $     0.00                    $23,989

                                   GROSS ADVISORY FEES          NET ADVISORY FEES PAID         FUND EXPENSES PAID
           SERIES*                  EARNED BY ADVISOR              AFTER FEE WAIVER                BY ADVISOR
           -------                  -----------------              ----------------                ----------
U.S. BOND FUND                           $  142,474                    $   74,626                    $67,848
GLOBAL (ex-U.S.) EQUITY FUND*            $3,475,953                    $3,475,953                    $  0.00

* The U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund, the High Yield Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated. Effective December __, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     Prior to the reorganization of the U.S. Large Capitalization Growth Fund (the successor to the UBS Large Cap Growth Fund), the U.S. Small Capitalization Growth Fund (the successor to the UBS Small Cap Fund) and the High Yield Fund (the successor to the UBS High Yield Bond Fund) (collectively, the "UBS Funds" and each a "UBS Fund") into the Trust, under their investment advisory agreements with the New York office of UBS A.G., as the successor to the New York Branch of the Union Bank of Switzerland ("UBS"), UBS was entitled to a monthly fee of the corresponding UBS Portfolios' average daily net assets as follows: annual rates of 0.60% for the UBS Large Cap Growth Fund 0.60% for the UBS Small Cap Fund and 0.45% for the UBS High Yield Bond Fund. UBS agreed to waive its fees and reimburse each UBS Fund and its corresponding Portfolio to the extent that each UBS Fund's total operating expenses (including its share of its corresponding Portfolio's expenses) exceeded, on an annual basis, the following rates of the respective UBS Funds' average daily net assets: 1.00% for the UBS Large Cap Growth Fund, 1.20% for the UBS Small Cap Fund and 0.90% for the UBS High Yield Bond Fund.

     For the period December 22, 1997 to December 31, 1997, the advisory fees for the UBS Large Cap Growth Portfolio amounted to $923, all of which were waived. For the period December 22, 1997 to December 31, 1997, the advisory fees for the UBS Small Cap and UBS High Yield Bond Portfolios amounted to $4,233 and $1,611, respectively, all of which were waived.

     Under Sub-Advisory Agreements with UBS Brinson, Inc., as the successor to UBS Asset Management (New York) Inc. (the "Sub-Advisor"), UBS paid the Sub-Advisor a monthly fee of the respective UBS Portfolios' average daily net assets as follows:

UBS LARGE CAP GROWTH PORTFOLIO            0.30% of the first $25 million;
                                          0.25% of the next $25 million;
                                          and 0.20% over $50 million

UBS SMALL CAP PORTFOLIO                   0.40% of the first $25
                                          million; 0.325% of the next
                                          $25 million; and 0.25% over
                                          $50 million

UBS HIGH YIELD BOND PORTFOLIO             0.25% of the first $25 million;
                                          0.20% of the next $25 million;
                                          and 0.15% over $50 million

     UBS was responsible for paying the Sub-Advisor their fees. For the period December 29, 1997 to December 31, 1997, UBS paid $100 to the Sub-Advisor on behalf of the Large Cap Growth Portfolio. For the period December 22, 1997 to December 31, 1997, UBS paid $1,250 and $535 to the Sub-Advisor on behalf of the UBS Small Cap and UBS High Yield Bond Portfolios, respectively.

     General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

Administrator

Administrative, Accounting, Transfer Agency and Custodian Services

     Effective May 10, 1997, the Trust, on behalf of each Fund, entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC was required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Funds, including the coordination and monitoring of any third party service providers. Effective October 1, 1998, MSTC was acquired by The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017 ("Chase"), and Chase assumed all of MSTC's rights and obligations under the Services Agreement.

     Custody Services. Chase provides custodian services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses. Effective October 1, 1998, Chase became the custodian of the Funds pursuant to the Services Agreement as a result of the merger of MSTC into Chase.

     Investors Bank and Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as co-custodian for the U.S. Large Capitalization Growth Fund, the U.S. Small Capitalization Growth Fund and the High Yield Fund with respect to certain foreign securities until such securities are transferred to Chase. After such securities are transferred to Chase, Chase will be the sole custodian for these Series under the terms of the Services Agreement.

     As authorized under the Services Agreement, MSTC had entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Funds. Chase has assumed all of MSTC's rights and obligations under the CGFSC Agreement. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

     Pursuant to the CGFSC Agreement, CGFSC provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to Investor inquiries;

     (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

     (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-794-7753 (for the UBS Investment Funds).

     Also as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Funds with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of each Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

     For the fiscal years ended June 30, 1997 and June 30, 1998, aggregate fees paid to MSTC for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:



                                       MAY 10, 1997
                                      THROUGH FISCAL             FISCAL YEAR ENDED
SERIES*                           YEAR END JUNE 30, 1997           JUNE 30, 1998
-------                           ----------------------           -------------
GLOBAL FUND                              $69,572                      $464,398
GLOBAL EQUITY FUND                       $ 7,799                      $  9,809
GLOBAL BOND FUND                         $ 3,707                      $   0.00
U.S. BALANCED FUND                       $10,324                      $ 79,503
U S. EQUITY FUND                         $12,495                      $247,167
U.S. LARGE CAPITALIZATION EQUITY FUND    $  0.00                      $   0.00
U.S. BOND FUND                           $  0.00                      $   0.00
GLOBAL (ex-U.S.) EQUITY FUND             $17,159                      $305,643



* The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund, High Yield Fund, Emerging Markets Debt and Emerging Markets Equity Growth Funds had not commenced operations as of the time periods indicated. Effective December 10, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     Until May 9, 1997, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 ("FPS"), provided certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

     As compensation for services performed under the Administration Agreement, FPS received a fee payable monthly at an annual rate multiplied by the average daily net assets of the Trust.

     Administration fees paid to FPS were as follows:


                                                               JULY 1, 1996
                                   FISCAL YEAR ENDED          THROUGH MAY 9,
SERIES*                              JUNE 30, 1996                1997
-------                              -------------                ----
GLOBAL FUND                             $293,601                $271,364
GLOBAL EQUITY FUND                      $ 32,468                $ 38,047
GLOBAL BOND FUND                        $ 29,216                $ 25,412
U.S. BALANCED FUND                      $140,841                $121,580
U.S. EQUITY FUND                        $ 58,286                $ 76,534
U.S. BOND FUND                          $ 58,286                $  6,542
GLOBAL (ex-U.S.) EQUITY FUND*           $119,433                $122,780



* The U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund, Emerging Markets Debt and Emerging Markets Equity Funds had not commenced operations as of the time periods indicated. *Effective December __, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     Prior to the reorganization of the U.S. Large Capitalization Growth Fund (the successor to the UBS Large Cap Growth Fund), the U.S. Small Capitalization Growth Fund (the successor to the UBS Small Cap Fund) and the High Yield Fund (the successor to the UBS High Yield Bond Fund) (collectively the "UBS Funds" and each a "UBS Fund") into the Trust, IBT Trust & Custodial Services (Ireland) Limited ("IBT Ireland") provided certain administrative services to the UBS Funds pursuant to an Administration Agreement. For its services under the Administration Agreement, each corresponding UBS Portfolio paid IBT Ireland a fee calculated daily and paid monthly equal, on an annual basis, to 0.07% of the Portfolio's first $100 million in average daily net assets and 0.05% of the assets in excess of $100 million.

     During the period October 14, 1997 (commencement of operations) through December 31, 1997, the UBS Large Cap Growth Portfolio paid IBT Ireland an administrative fee of $2,096. During the period September 30, 1997 (commencement of operations) through December 31, 1997, the UBS Small Cap and UBS High Yield Bond Portfolios paid IBT Ireland administrative fees of $3,362 and $1,870, respectively.

Underwriter

     FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Series' shares for sale, in order that state filings may be maintained for the Series. FDI does not receive any compensation under the Underwriting Agreement.

     FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

     The Trust does not impose any sales loads or redemption fees. Each Series shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

     The Underwriting Agreement may be terminated by either party upon sixty
(60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

Distribution Plan

     The Board of Trustees of the Trust has adopted a distribution plan (the "UBS Investment Plan") pursuant to Rule 12b-1 under the Act, for each Series' UBS Investment Funds class of shares and a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act for each Series' Brinson Fund-Class N shares (the UBS Investment Plan and the Class N Plan together, the "Plans"). The UBS Investment Funds class of shares was formerly known as the Swisskey class of shares. The name change was made effective on September 15, 1998. The Plans permit each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class of shares and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund-Class N shares, respectively. The aggregate fees paid by the UBS Investment Funds class of shares and Brinson Fund-Class N shares to FDI, and others under the Plan for each Class may not exceed 0.90% of a UBS Investment Funds classes' average daily net assets and 0.25% of a Brinson Fund-Class N's average daily net assets, respectively, in any year. The UBS Investment Plan does not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares are not included in calculating the UBS Investment Plan's fees. The Class N Plan does not apply to the Brinson Fund-Class I or the UBS Investment Funds class of shares of each Series and those shares are not included in calculating the Class N Plan's fees.

    Amounts spent on behalf of each UBS Investment Funds class of shares pursuant to the UBS Investment Plan during the fiscal year ended June 30, 1998 are set forth below.

=====================================================================================================================
                            COMPENSATION      COMPENSATION       COMPENSATION TO
                                 OF                OF            SWISSBANK SALES
    FUND      PRINTING      UNDERWRITERS        DEALERS             PERSONNEL          ADVERTISING           OTHER
=====================================================================================================================
=====================================================================================================================
UBS           $3,741.36     $0.00             $0.00             $215,695.93            $0.00              $ 64,708.62
Investment
Fund-Global
---------------------------------------------------------------------------------------------------------------------
UBS           $8,392.57     $0.00             $0.00             $483,844.59            $0.00              $145,153.37
Investment
Fund-Global
Equity
---------------------------------------------------------------------------------------------------------------------
UBS           $1,000.00     $0.00             $0.00             $ 34,008.30            $0.00              $ 10,202.99
Investment
Fund-Global
Bond
---------------------------------------------------------------------------------------------------------------------
UBS           $1,000.00     $0.00             $0.00             $ 61,691.74            $0.00              $ 20,307.52
Investment
Fund-U.S.
Balanced
---------------------------------------------------------------------------------------------------------------------
UBS           $5,825.06     $0.00             $0.00             $335,823.55            $0.00              $100,747.06
Investment
Fund-U.S.
Equity
---------------------------------------------------------------------------------------------------------------------
UBS
Investment    $    0.00     $0.00             $0.00             $      0.00            $0.00              $      0.00
Fund-U.S.
Large
Capitalizati
on Equity
---------------------------------------------------------------------------------------------------------------------
UBS           $1,000.00     $0.00             $0.00             $ 11,891.51            $0.00              $  3,567.95
Investment
Fund-U.S.
Bond


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
UBS           $1,000.00         $0.00         $0.00        $14,053.50        $0.00    $4,216.05
Investment
Fund Global
(ex-U.S.)
Equity*
================================================================================================

          Amounts spent on behalf of each Brinson Fund - Class N class pursuant to the Class N Plan during the fiscal year ended June 30, 1998 are set forth below.

==================================================================================================================
                           COMPENSATION       COMPENSATION      COMPENSATION TO
                                OF                 OF           SWISSBANK SALES
  FUND     PRINTING        UNDERWRITER          DEALERS            PERSONNEL         ADVERTISING        OTHER
==================================================================================================================
==================================================================================================================
Global     $0.00           $0.00              $  670.71         $0.00                $0.00              $0.00
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
Global     $0.00           $0.00              $    0.00         $0.00                $0.00              $0.00
Equity
Fund -
Class N
------------------------------------------------------------------------------------------------------------------

Global     $0.00           $0.00              $    4.13         $0.00                $0.00              $0.00
Bond
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
U.S.       $0.00           $0.00              $    0.00         $0.00                $0.00              $0.00
Balanced
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
U.S.       $0.00           $0.00              $  148.66         $0.00                $0.00              $0.00
Equity
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
U.S.       $0.00           $0.00              $7,577.29         $0.00                $0.00              $0.00
Large
Capitaliz-
ation
Equity
Fund -
Class N
------------------------------------------------------------------------------------------------------------------

U.S.       $0.00           $0.00              $    0.00         $0.00                $0.00              $0.00
Bond
Fund -
Class N
------------------------------------------------------------------------------------------------------------------
Global     $0.00           $0.00              $    5.40         $0.00                $0.00              $0.00
(ex-U.S.)
Equity
Fund -
Class N*
------------------------------------------------------------------------------------------------------------------

* Effective December __, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

Code of Ethics

   The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

    Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

     In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Non-U.S. Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

     Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

     The Series incurred brokerage commissions as follows:


                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
SERIES                                       JUNE 30, 1996*      JUNE 30, 1997*      JUNE 30, 1998*
======                                       ==============      ==============      ==============

GLOBAL FUND                                   $327,191              $385,571            $442,603
GLOBAL EQUITY FUND                            $123,467              $142,922            $166,103
GLOBAL BOND FUND                              $   0.00              $   0.00            $   0.00
U.S. BALANCED FUND                            $ 99,554              $139,165            $ 85,784
U.S. EQUITY FUND                              $105,887              $290,526            $560,721
U.S. LARGE CAPITALIZATION EQUITY FUND               NA                    NA            $  9,714
U.S. BOND FUND                                $   0.00              $   0.00            $   0.00
GLOBAL (ex-U.S.) EQUITY FUND*                 $322,915              $833,293            $942,115

* The U.S. Large Capitalization Equity Fund, the Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated. Effective December __, 1998, the Non-U.S. Equity Fund changed its name to the Global (ex-U.S.) Equity Fund.

     For the fiscal year ended June 30, 1998, the Brinson Global Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Large Capitalization Equity Fund paid brokerage commissions to Warburg Dillon Read ("Warburg"), an affiliated broker-dealer, as follows:

                           Aggregate                             % of Aggregate
                        Dollar Amount of     % of Aggregate    Dollar Amount Paid
                        Commissions Paid      Commissions              to
                           to Warburg       Paid to Warburg         Warburg
                        ----------------    ---------------    ------------------
Fund


Global Fund                 $ 6,078               1.37%               0.78%

U.S. Balanced Fund          $ 2,190               2.55%               0.27%

U.S. Equity Fund            $93,356              16.65%              21.43%

U.S. Large
 Capitalization
 Equity Fund                $   453               4.66%               5.16%

     For the fiscal year ended June 30, 1998 the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

Portfolio Turnover

     The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

     The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

     Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and Global (ex-U.S.) Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund, Global Bond Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund may exceed 100% and in some years, 200%. The portfolio turnover rate for the U.S. Small Capitalization Growth Fund may exceed 150%. and for the U.S. Balanced Fund and U.S. Bond Fund, may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     With respect to the Global Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 150% and 88%, respectively. With respect to the Global Bond Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 235% and 151%, respectively. With respect to the U.S. Balanced Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 329% and 194%, respectively. With respect to the U.S. Bond Fund, for fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 410% and 198%, respectively. With respect to the Global Equity Fund for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 32% and 46%, respectively. With respect to the Global (ex-U.S.) Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 25% and 49%, respectively. With respect to the U.S. Equity Fund for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 43% and 42%, respectively. With respect to the U.S. Large Capitalization Equity Fund for the period April 6, 1998 (commencement of operations) to June 30, 1998, the portfolio turnover rate of the Series was 12%. With respect to the High Yield Fund for the period September 30, 1997 (commencement of operations) to December 31, 1997 and the six month period ended June 30, 1998, the portfolio turnover rate was 80% and 155%, respectively. The portfolio turnover rates for the High Yield Fund reflect the portfolio turnover rates for UBS Investor Portfolios Trust -- UBS High Yield Bond Portfolio. With respect to the U.S. Large Capitalization Growth Fund for the period October 14, 1997 (commencement of operations) to December 31, 1997 and the six month period ended June 30, 1998, the portfolio turnover rate was 6% and 35%, respectively. The portfolio turnover rates for the U.S. Large Capitalization Growth Fund reflect the portfolio turnover rates for UBS Investor Portfolios Trust -- UBS Large Cap Growth Portfolio. With respect to the U.S. Small Capitalization Growth Fund for the period September 30, 1997 (commencement of operations) to December 31, 1997 and the six month period ended June 30, 1998, the portfolio turnover rate was 3% and 9%, respectively. The portfolio turnover rates for the U.S. Small Capitalization Growth Fund reflect the portfolio turnover rates for UBS Investor Portfolios Trust -- UBS Small Cap Portfolio. Any significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series to reposition their portfolio holdings in order to meet their investment objectives and policies.

SHARES OF BENEFICIAL INTEREST

     The Trust presently offers eight Series of shares of beneficial interest, each of which offers three classes of shares. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has the same voting and other rights and preferences as the other class of that Series, except that only shares of the UBS Investment Funds class may vote on any matter affecting only the UBS Investment Plan under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

     On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series or class, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

PURCHASES

     Shares of each class of each Series are sold at the net asset value next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for initial investments with respect to the Brinson Fund-Class I for each Series is $1,000,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the UBS Investment Funds class of shares for each Series is $1,000; subsequent investment minimums are $50. The minimum for initial investment with respect to the Brinson Fund-Class N for each Series is $1,000,000. A more detailed description of methods of purchase is included in the Prospectuses.

     Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

Exchanges of Shares

     Shares of one class of a Series may only be exchanged for the same class of another Series of the Trust. Exchanges will not be permitted between the different classes.

     Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Series from which, and the Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

     The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

     Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

     At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

Net Asset Value

     The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a class of a Series is computed by dividing the value of the assets related to that class of the Series, less the liabilities related to that class, by the number of shares of the class of the Series outstanding.

     Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

     Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Series of the Trust reserve the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

     Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

     Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

REDEMPTIONS

     Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

     Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

     Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

Taxation

     Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

     To the extent each of the Series qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

     When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

     In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

     Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

     If there is a constructive sale for federal income tax purposes (e.g., short sale against the box) of an appreciated financial position, a taxpayer must recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value as of the date of the constructive sale and immediately repurchased. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a

Series may qualify in part for the 70% dividends received deduction for corporations provided, however, in respect of any dividend, that those shares have been held for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to such dividend. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.



     Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective UBS Investment Funds class and Brinson Fund-Class N for each Series will incur distribution fees under their respective 12b-1 plans.

     It is expected that certain dividends and interest received by the Global Funds and the Global(ex-U.S.) Equity Fund will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If a Series makes the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series. Beginning in 1998, an individual with $300 or less ($600 or less for joint filers) of foreign tax credits is generally exempt from the foreign tax credit limitation and likely will not have to file Form 1116 in order to claim a foreign tax credit.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

     Dividends and distributions also may be subject to state and local taxes.

     Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

PERFORMANCE CALCULATIONS

     Performance information for the UBS Investment Funds class of shares, Brinson Fund-Class N and Brinson Fund-Class I shares of each Series will vary due to the effect of expense ratios on the performance calculations.

Total Return

     Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:


     P(1+T)/n/=ERV

     where:
            P   =   a hypothetical initial payment of $1,000,
            T   =   average annual total return,
            n   =   number of years,
            ERV =   ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class I (previously Brinson Fund Class) shares of:*

     (i) the Global Fund, for the one-and three-year periods ended June 30, 1998 and the periods August 31, 1992 (commencement of operations) through June 30, 1998 was 8.28%, 14.38% and 11.44%, respectively;

     (ii) the Global Equity Fund, for the one-and three-year periods ended June 30, 1998 and the period January 28, 1994 (commencement of operations) through June 30, 1998 was 8.99%, 18.41%, and 12.45%, respectively;

     (iii) the Global Bond Fund, for the one-and three-year periods ended June 30, 1998 and the period July 30, 1993 (commencement of operations) through June 30, 1998 was 2.69%, 7.23% and 6.49%, respectively;

     (iv) the U.S. Balanced Fund, for the one and three-year periods ended June 30, 1998 and the period December 30, 1994 (commencement of operations) through June 30, 1998 was 12.19%, 13.72% and 15.90%, respectively;

     (v) the U.S. Equity Fund, for the one-and three-year periods ended June 30, 1998 and the period February 22, 1994 (commencement of operations) through June 30, 1998 was 21.48%, 27.86% and 23.11% respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (1.83)%;

     (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 10.60% and 7.99%, respectively; and

     (viii) the Global (ex-U.S.) Equity Fund, for the one-and three-year periods ended June 30, 1998 and the period August 31, 1993 (commencement of operations) through June 30, 1998 was 4.78%, 15.91% and 9.03%, respectively.

     Based upon the foregoing calculations, the average annual total return for the UBS Investment Funds class of shares (previously Swisskey Fund class) of:*

     (i) the Global Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 7.60% and 13.30%, respectively;

     (ii) the Global Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 8.15% and 16.26%, respectively;

     (iii) the Global Bond Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 2.28% and 6.36%, respectively;

     (iv) the U.S. Balanced Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 11.79% and 13.15%, respectively;

     (v) the U.S. Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 20.80% and 26.66%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.06)%;

     (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 9.97% and 7.43%, respectively; and

     (viii) the Global (ex-U.S.) Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 3.90% and 13.19%, respectively.

     Based on the foregoing calculations, the average annual total return for the Brinson Fund-Class N shares of:*

     (i) the Global Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 7.90%;

     (ii) the Global Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 8.60%;

     (iii) the Global Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 2.37%;

     (iv) the U.S. Balanced Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 12.15%;

     (v) the U.S. Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 21.10%;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.02)%;

     (vii) the U.S. Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 10.30%; and

     (viii) the Global (ex-U.S.) Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 4.51%.

     * The Emerging Markets Debt Fund and the Emerging Markets Equity Fund had not commenced operations as of the time periods indicated.

     Based on the foregoing calculations, the average annual total return for the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund was as follows:

     (i)    the U.S. Large Capitalization Growth Fund, for the period
            October 14, 1997 (commencement of operations) through June 30, 1998 was 12.51%*;

     (ii) the U.S. Small Capitalization Growth Fund, for the period September 30, 1997 (commencement of operations) through June 30, 1998 was (2.89)%*; and

     (iii) the High Yield Fund, for the period September 30, 1997 (commencement of operations) through June 30, 1998 was 8.18%*.

     * These Series were reorganized as Series of The Brinson Funds on December __, 1998. The average annual total return calculations reflect the performance of these Series while they were series of the UBS Private Investor Funds, Inc.

Yield

     As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

     Yield = 2[(a-b + 1)/6/ - 1
             ------------------
                    cd

     where:
            a  =  dividends and interest earned during the period.
            b  =  expenses accrued for the period (net of reimbursements).
            c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d  =  the maximum offering price per share on the last day of the period.

     The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS


     The Series' Financial Statements for the fiscal year ended June 30, 1998 and the report thereon of Ernst & Young LLP, which are contained in the Series' Annual Reports dated June 30, 1998 (which do not include the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund, High Yield Fund, Emerging Markets Debt Fund and Emerging Markets Equity Fund, which had not commenced operations as of the time period indicated) are incorporated herein by reference. The Financial Statements of the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Growth Fund and High Yield Fund (formerly the UBS Large Cap Growth Portfolio, the UBS Small Cap Portfolio and the UBS High Yield Bond Portfolio (the "Portfolios"), respectively, which appear in the Annual Reports dated December 31, 1997 and the reports thereon of Price Waterhouse LLP as of and for the fiscal year ended December 31, 1997 are incorporated herein by reference. The unaudited Financial Statements of the Portfolios for the six month period ended June 30, 1998 are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                               THE BRINSON FUNDS
                                   FORM N-1A


PART C.  OTHER INFORMATION


ITEM 22.  FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

          (a)  Financial Statements.

               Included in Part A: Financial Highlights for the year ended June 30, 1998 and previous years.

               BRINSON GLOBAL FUND--CLASS I, BRINSON GLOBAL EQUITY FUND--CLASS I, BRINSON GLOBAL BOND FUND--CLASS I, BRINSON U.S. EQUITY FUND-- CLASS I, BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS I, BRINSON U.S. BALANCED FUND--CLASS I, BRINSON U.S. BOND FUND-- CLASS I, AND BRINSON GLOBAL (EX-U.S.) EQUITY FUND--CLASS I (FORMERLY KNOWN AS BRINSON NON-U.S. EQUITY FUND--CLASS I.)


               UBS INVESTMENT FUND--GLOBAL (F/K/A SWISSKEY GLOBAL FUND), UBS INVESTMENT FUND--GLOBAL EQUITY (F/K/A SWISSKEY GLOBAL EQUITY
               FUND), UBS INVESTMENT FUND--GLOBAL BOND (F/K/A SWISSKEY GLOBAL BOND FUND), UBS INVESTMENT FUND--U.S. BALANCED (F/K/A SWISSKEY U.S. BALANCED FUND), UBS INVESTMENT FUND--U.S. EQUITY (F/K/A SWISSKEY U.S. EQUITY FUND), UBS INVESTMENT FUND--U.S. LARGE CAPITALIZATION EQUITY (F/K/A SWISSKEY U.S. LARGE CAPITALIZATION EQUITY FUND), UBS INVESTMENT FUND--U.S. BOND (F/K/A SWISSKEY U.S. BOND FUND) AND UBS INVESTMENT FUND--GLOBAL (EX-U.S.) EQUITY (F/K/A SWISSKEY NON-U.S. EQUITY FUND).

               BRINSON GLOBAL FUND--CLASS N, BRINSON GLOBAL EQUITY FUND--CLASS N, BRINSON GLOBAL BOND FUND--CLASS N, BRINSON U.S. BALANCED FUND--CLASS N, BRINSON U.S. EQUITY FUND--CLASS N, BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND--CLASS N, BRINSON U.S. BOND FUND--CLASS N AND BRINSON GLOBAL (EX-U.S.) EQUITY FUND--CLASS N (FORMERLY KNOWN AS BRINSON NON-U.S. EQUITY FUND--CLASS N).*


               Financial Highlights for the year ended December 31, 1997 and the six months ended June 30, 1998.

               UBS Large Cap Growth Fund, UBS Small Cap Fund, UBS High Yield Bond Fund.

               * The Brinson Fund-Class N Shares commenced operations on June 30, 1997.

          (b)  Annual Report

               Included in Part B:

               GLOBAL FUND
               -----------
               (1)      Report of Independent Auditors/1/;


               (2)      Schedule of Investments as of June 30, 1998
                        (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4)      Statement of Operations for the year ended June 30, 1998

                       (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1998, and June 30, 1997 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the five years ended June 30, 1998, June 30, 1997, June 30, 1996, June 30, 1995 and June 30, 1994,
                        and for the period August 31, 1992 (commencement of operations) to June 30, 1993 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for the two years ended June 30, 1998 and June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)      Notes to Financial Statements dated June 30, 1998
                        (audited)/1/.



               GLOBAL EQUITY FUND
               -------------------
               (1) Report of Independent Auditors/1/;


               (2) Schedule of Investments as of June 30, 1998 (audited)/1/;


               (3) Statement of Assets and Liabilities at June 30, 1998
                   (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1998
                   (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1998, June 30, 1997 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the four years ended June 30, 1998, June 30, 1997, June 30, 1996 and June 30, 1995 and for the period January 28, 1994 (commencement of operations) to June 30, 1994 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for the two years ended June 30, 1998 and June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.


               GLOBAL BOND FUND
               -----------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1998 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1998 (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1998 and June 30, 1997 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I shares for the four years ended June 30, 1998, June 30, 1997, June 30, 1996 and June 30, 1995 and for the period July 30, 1993 (commencement of operations) to June 30, 1994 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for the two years ended June 30, 1998, June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.



               U.S. BALANCED FUND
               -------------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1998 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1998 (audited)/1/;

               (5) Statement of Changes in Net Assets for the two years ended June 30, 1998 and June 30, 1997 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for three years ended June 30, 1998, June 30, 1997 and June 30, 1996, and for the period December 30, 1994 (commencement of operations) to June 30, 1995 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998, (audited)/1/; and for the SwissKey Fund Class Shares for the two years ended June 30, 1998, June 30, 1997 and for the period July 31, 1995 to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.



               U.S. EQUITY FUND
               -----------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1998 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1998 (audited) /1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1998 and June 30, 1997 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the four years ended June 30, 1998, June 30, 1997, June 30, 1996 and June 30, 1995 and for the period February 22, 1994 (commencement of operations) to June 30, 1994 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for two years ended June 30, 1998 and June 30, 1997 and for the period July 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.


               U.S. LARGE CAPITALIZATION EQUITY FUND
               -------------------------------------

               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1998
                       (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4) Statement of Operations for the period April 6, 1998 (commencement of operations) to June 30, 1998 (audited)/1/;

               (5) Statement of Changes in Net Assets for the period April 6, 1998 (commencement of operations) to June 30, 1998 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the period April 6, 1998 (commencement of operations) to June 30, 1998 (audited)/1/; Brinson Fund--Class N Shares for the period April 6, 1998 (commencement of operations) to June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for the period April 6, 1998 (commencement of operations) to June 30, 1998 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.

                U.S. BOND FUND
                ---------------

               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1998
                       (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1998 (audited)/1/;

               (5) Statement of Changes in Net Assets for the two years ended June 30, 1998 and June 30, 1997 (audited)/1/;

               (6) Financial Highlights for Brinson Fund--Class I Shares for the two years ended June 30, 1998 and June 30, 1997 and for the period August 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for the two years ended June 30, 1998 and June 30, 1997 and for the period August 31, 1995 (commencement of operations) to June 30, 1996 (audited)/1/;

               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.

               GLOBAL (EX-U.S.) EQUITY FUND (formerly Non-U.S. Equity Fund)
               ------------------------------------------------------------
               (1)     Report of Independent Auditors/1/;

               (2)     Schedule of Investments as of June 30, 1998 (audited)/1/;

               (3) Statement of Assets and Liabilities at June 30, 1998 (audited)/1/;

               (4) Statement of Operations for the year ended June 30, 1998 (audited)/1/;

               (5) Statements of Changes in Net Assets for the two years ended June 30, 1998 and June 30, 1997 (audited)/1/;

               (6) Financial Highlights for the Brinson Fund--Class I Shares for the four years ended June 30, 1998 and June 30, 1997, June 30, 1996, June 30, 1995 and for the period August 31, 1993 (commencement of operations) to June 30, 1994 (audited)/1/; and for the Brinson Fund--Class N Shares for the year ended June 30, 1998 (audited)/1/; and for the SwissKey Fund Class Shares for the two years ended June 30, 1998 and June 30, 1997 and for the period July 31, 1995 (commencement of operations) June 30, 1996 (audited)/1/;


               (7)     Notes to Financial Statements dated June 30, 1998
                       (audited)/1/.


               UBS LARGE CAP GROWTH FUND
               -------------------------

               (1)     Report of Independent Accountants/2/;

               (2)     Schedule of Investments as of December 31, 1997
                       (audited)/2/;

               (3) Statement of Assets and Liabilities at December 31, 1997 (audited)/2/;

               (4) Statement of Operations for the period October 14, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (5) Statement of Changes in Net Assets for the period October 14, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (6) Financial Highlights for the period October 14, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (7) Notes to Financial Statements dated December 31, 1997 (audited)/2/.

               UBS SMALL CAP FUND
               ------------------

               (1)     Report of Independent Accountants/2/;

               (2)     Schedule of Investments as of December 31, 1997
                       (audited)/2/;

               (3) Statement of Assets and Liabilities at December 31, 1997 (audited)/2/;

               (4) Statement of Operations for the period September 30, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (5) Statement of Changes in Net Assets for the period September 30, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (6) Financial Highlights for the period September 30, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (7) Notes to Financial Statements dated December 31, 1997 (audited)/2/.

               UBS HIGH YIELD BOND FUND
               ------------------------

               (1)     Report of Independent Accountants/2/;

               (2)     Schedule of Investments as of December 31, 1997
                       (audited)/2/;

               (3) Statement of Assets and Liabilities at December 31, 1997 (audited)/2/;

               (4) Statement of Operations for the period September 30, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (5) Statement of Changes in Net Assets for the period September 30, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (6) Financial Highlights for the period September 30, 1997 (commencement of operations) to December 31, 1997 (audited)/2/;

               (7) Notes to Financial Statements dated December 31, 1997 (audited)/2/.

     (c)     Semi-Annual Report


               UBS LARGE CAP GROWTH FUND
               -------------------------

               (1)     Schedule of Investments as of June 30, 1998
                       (unaudited)/3/;

               (2) Statement of Assets and Liabilities at June 30, 1998 (unaudited)/3/;

               (3) Statement of Operations for the six months ended June 30, 1998 (unaudited)/3/;

               (4) Statement of Changes in Net Assets for six months ended June 30, 1998 (unaudited)/3/;

               (5) Financial Highlights for the six months ended June 30, 1998 (unaudited)/3/;

               (6) Notes to Financial Statements dated June 30, 1998 (unaudited)/3/.

               UBS SMALL CAP FUND
               ------------------

               (1)     Schedule of Investments as of June 30, 1998
                       (unaudited)/3/;

               (2) Statement of Assets and Liabilities at June 30, 1998 (unaudited)/3/;

               (3) Statement of Operations for the six months ended June 30, 1998 (unaudited)/3/;

               (4) Statement of Changes in Net Assets for six months ended June 30, 1998 (unaudited)/3/;

               (5) Financial Highlights for the six months ended June 30, 1998 (unaudited)/3/;

               (6) Notes to Financial Statements dated June 30, 1998 (unaudited)/3/.


               UBS HIGH YIELD BOND FUND
               ------------------------

               (1)     Schedule of Investments as of June 30, 1998
                       (unaudited)/3/;

               (2) Statement of Assets and Liabilities at June 30, 1998 (unaudited)/3/;

               (3) Statement of Operations for the six months ended June 30, 1998 (unaudited)/3/;

               (4) Statement of Changes in Net Assets for six months ended June 30, 1998 (unaudited)/3/;

               (5) Financial Highlights for the six months ended June 30, 1998 (unaudited)/3/;

               (6) Notes to Financial Statements dated June 30, 1998 (unaudited)/3/.


     /1/ Incorporated by reference to the Trust's Financial Statements in the Annual Report to Shareholders dated June 30, 1998 and filed electronically with the Securities and Exchange Commission (the "Commission") on September 9, 1998 (Accession No.
          0000950131-98-005115).

     /2/ Incorporated by reference to the Financial Statements relating to the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund in the Annual Reports to Shareholders each dated December 31, 1997 and filed electronically with the Commission on March 3, 1998 (Accession Nos. 0000950117-98-000477, 0000950117-98-000472 and
          000950117-98-000479, respectively).

     /3/ Incorporated by reference to the Financial Statements relating to the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund into the Semi-Annual Reports to Shareholders each dated June 30, 1998 and filed electronically with the Commission on August 27, 1998 (Accession Nos. 0000950117-98-001633, 00009500117-98-001632 and
          0000950117-98-001630, respectively)


     (b)  Exhibits:

               Exhibits filed pursuant to Form N-1A:

     (a)  Articles of Incorporation.

               (1) Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (2) Agreement and Declaration of Trust dated August 19, 1993, as amended through August 24, 1998, of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (3) Certificates of the Secretary of the Registrant dated April 14, 1998 are incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (b)  By-Laws.

                    By-Laws of The Brinson Funds dated August 9, 1993, are incorporated herein by reference to Exhibit 2 Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), as
                    electronically filed with the Commission on August 29, 1996.

               (c)  Instruments Defining the Rights of Security Holders.

               (1) Form of Specimen Share Certificate of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement (Nos. 33-47287, and 811-6637) as filed on July 21, 1994 and is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

                    The rights of security holders of the Trust are further defined in the following sections of the Trust's By-Laws and
                    Declaration:

                         a.   By-Laws.
                              See Article II - "Voting", Section 7 and Section
                              10.

                         b.   Declaration.
                              See Article III - "Shares", Section 1, Section 2 and Section 6.

               (d)  Investment Advisory Contracts.

               (1) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Fund (f/k/a Brinson Global Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (2) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Bond Fund (f/k/a Brinson Global Bond Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (3) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global (ex-U.S.) Equity Fund (f/k/a Non-U.S. Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (4) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Equity Fund (f/k/a Brinson Global Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (5) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Equity Fund (f/k/a Brinson U.S. Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (6) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Balanced Fund (f/k/a Brinson U.S. Balanced Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (7) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Bond Fund (f/k/a Brinson U.S. Bond Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (8) Investment Advisory Agreement dated November 24, 1997 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Large Capitalization Equity Fund series is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

               (9) Form of Investment Advisory Agreement dated December , 1998 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Large Capitalization Growth Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

               (10) Form of Investment Advisory Agreement dated December  , 1998 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Small Capitalization Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-
                    6637) as filed electronically on September 18, 1998.

               (11) Form of Investment Advisory Agreement dated December  , 1998 between Brinson Partners, Inc. and the Registrant on behalf of the High Yield Bond Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

               (12) Form of Investment Advisory Agreement dated December  , 1998 between Brinson Partners, Inc. and the Registrant on behalf of the Emerging Markets Equity Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-
                    6637) as filed electronically on September 18, 1998.

               (13) Form of Investment Advisory Agreement dated December  , 1998 between Brinson Partners, Inc. and the Registrant on behalf of the Emerging Markets Debt Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-
                    6637) as filed electronically on September 18, 1998.

          (e)  Underwriting Contracts

               Distribution Agreement dated February 24, 1997, as amended through August 24, 1998, between Funds Distributor, Inc. and the Registrant on behalf of each series is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

          (f)  Bonus or Profit Sharing Contracts.
               Not applicable.

          (g)  Custodian Agreements.

               Custodial arrangements are provided under the Multiple Services Agreement dated May 9, 1997, as amended through January 23, 1998, between Morgan Stanley Trust Company and the Registrant on behalf of each series of the Registrant which is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998, and forms of amendments to Schedule B1 and Schedule F are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

           (h) Other Material Contracts.
               Not applicable.

          (i) Legal Opinion

               (1) Legal opinion of Stradley, Ronon, Stevens & Young LLP, counsel to the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

          (j) Other Opinions and Consents.

               (1) Consent of Ernst & Young LLP, independent auditors to the Registrant is filed electronically herewith as EX-99.j1.

               (2) Consents of PricewaterhouseCoopers LLP independent auditors to the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Bond Fund is filed electronically herewith as EX-99.j2.

          (k)  Omitted Financial Statements.
               Not applicable.

          (l)  Initial Capital Agreements.

               Letter of Understanding dated July 1, 1992, relating to initial capital is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

          (m)  Rule 12b-1 Plan.

                (1) Amended Distribution Plan dated February 21, 1995, as
                    amended through August 24, 1998, relating to the UBS Investment Fund class of shares (f/k/a the SwissKey Fund Class) of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-
                    6637) as filed electronically on September 15, 1998 and form of amendment to Schedule A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

               (2) Distribution Plan dated June 30, 1997, as amended through August 24, 1998, relating to the Brinson Fund-Class N shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998 and amendment to Schedule A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

               (3) Selected Dealer and Selling Agreement as last approved on August 24, 1998 for the UBS Investment Fund class of shares (f/k/a SwissKey Fund Class) of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998 and amendment to Exhibits A and B are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

               (4) The Selected Dealer and Selling Agreements as approved November 24, 1997 on behalf of each Series of The Brinson Funds are incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

          (n)  Financial Data Schedule.

               (1) Financial Data Schedules dated June 30, 1998, relating to The Brinson Fund-Class I Shares, Brinson Fund-Class N Shares and SwissKey Fund Class Shares are filed electronically herewith as EX-99.27.

               (2) Financial Data Schedules dated December 31, 1997 and June 30, 1998 relating to the UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS High Yield Fund are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-
                    6637) are filed electronically herewith as EX-99.27.

          (o)  Rule 18f-3 Plan.

               Revised Multiple Class Plan dated May 19, 1997, as amended through August 24, 1998, pursuant to Rule 18f-3 on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998 and amendment to Appendix A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 18, 1998.

          (p)  Power of Attorney.

          (1) Power-of-Attorney appointing Karl Hartmann, Lloyd Lipsett, Kathleen O'Neill, Eddie Wang and Paul Roselli as attorneys-in-fact and agents is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

          (2) Certificate of Secretary and resolution relating to the appointment of power of attorney is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          --------------------------------------------------------------

          None.
          -----


ITEM 25.  INDEMNIFICATION.
          ----------------

          Indemnification of the Registrant's Trustees is provided for in
          Article VII, Sections 2 and 3 of the Registrant's Agreement and Declaration of Trust dated August 9, 1993, as amended through August 24, 1998, as follows:

          Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

          Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

          Indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided until May 9, 1997 under the following documents:

               (a) Section 12 of Accounting Services Agreement, between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(c) as filed electronically on February 15, 1996.

               (b) Section 8 of Administration Agreement between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(b) as filed electronically on February 15, 1996.

               (c) Section 14 of Custodian Agreement between the Registrant and Bankers Trust Company, incorporated herein by reference to Post Effective No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit Nos. 8(a) and 8(b) as filed electronically on September 20, 1995.

               (d) Section 19 of Shareholder Services Agreement between Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(a) as filed electronically on February 15, 1996.

               (e) Section 8 of the Underwriting Agreement between Registrant and Fund/Plan Broker Services, Inc. are incorporated herein by reference to Post Effective No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit No. (6) as filed electronically on February 15, 1996.

          Effective May 10, 1997, indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

               (a)  Sections I.8(a), I.8(c)(iii), I.10, II.A.2, II.B.5, II.C.6,
                    III.1., III.2.(b) through III.2.(e), III.4.(e) and III.9.(b) of the Multiple Services Agreement dated May 9, 1997, as amended through January 23, 1998, between Morgan Stanley Trust Company and the Registrant on behalf of each of the series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

          Effective February 24, 1997, indemnification of Registrant's distributor against certain stated liabilities is provided for in the following document:

               (b) Section 1.10 of the Distribution Agreement between Funds Distributor, Inc. and the Registrant on behalf of each series of the Registrant dated February 24, 1997, as amended through August 24, 1998, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (Nos. 33-47287 and 811-6637) as filed electronically on September 15, 1998.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISOR.
          ------------------------------------------

          Brinson Partners, Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of June 30, 1998 had approximately $286 billion in assets under management. It presently acts as investment advisor to nine other investment companies, Brinson Relationship Funds, which includes seventeen investment portfolios (series);

          Enterprise Accumulation Trust - International Growth Portfolio; Enterprise Group of Funds, Inc. - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - International Equity Portfolio; John Hancock Variable Annuity Series Trust I - International Balanced Fund; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund and The Republic Funds - Republic Equity Fund.


          For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment advisor is or has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

ITEM 27.  PRINCIPAL UNDERWRITER.
          ----------------------

          (a) Funds Distributor, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.


American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century World Mutual Funds, Inc.
BJB Investment Funds
The Brinson Funds
Dresdner RCM Capital Funds, Inc.
Dresdner RCM Equity Funds, Inc.
Founders Funds, Inc.
Harris Insight Funds Trust
HT Insight Funds, Inc. d/b/a Harris Insight Funds
J.P. Morgan Institutional Funds
J.P. Morgan Funds
JPM Series Trust
JPM Series Trust II
LaSalle Partners Funds, Inc.
Merrimac Series
Monetta Funds, Inc.
Monetta Trust
The Montgomery Funds I
The Montgomery Funds II
The Munder Framlington Funds Trust
The Munder Funds Trust
The Munder Funds, Inc.
National Investors Cash Management Fund, Inc.
Orbitex Groups of Funds
SG Cowen Funds, Inc.
SG Cowen Income +  Growth Fund, Inc.
SG Cowen Standby Reserve Fund, Inc.
SG Cowen Standby Tax-Exempt Reserve Fund, Inc.
SG Cowen Series Funds, Inc.
St. Clair Funds, Inc.
The Skyline Funds
Waterhouse Investors Family of Funds, Inc.
WEBS Index Fund, Inc.

     Funds Distributor is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Funds Distributor is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. Funds Distributor is an indirect wholly-owned subsidiary of Boston Institutional Group, Inc., a holding company, all of whose outstanding shares are owned by key employees.

          (b) The following is a list of the executive officers, directors and partners of Funds Distributor, Inc.



      Director, President and           -Marie E. Connolly
        Chief Executive Officer
      Executive Vice President          -George A. Rio
      Executive Vice President          -Donald R. Roberson
      Executive Vice President          -William S. Nichols
      Senior Vice President,            -Margaret W. Chambers
        General Counsel, Chief
        Compliance Officer,
        Secretary and Clerk
      Senior Vice President             -Michael S. Petrucelli
      Director, Senior Vice             -Joseph F. Tower, III
        President, Treasurer
        and Chief Financial
        Officer
      Senior Vice President             -Paula R. David
      Senior Vice President             -Allen B. Closser
      Senior Vice President             -Bernard A. Whalen
      Chairman and Director             -William J. Nutt

          (c) Inapplicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
          ---------------------------------

          All records described in Section 31(a) of the Investment Company Act of 1940, as amended and Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Registrant's investment advisor, Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295, except for those maintained by the Fund's Custodian, The Chase Manhattan Bank ("Chase"), 270 Park Avenue, New York, New York 10017.

          Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Registrant, including the coordination and monitoring of any third party service providers and maintains all such records relating to these services.

ITEM 29.  MANAGEMENT SERVICES.
          --------------------

          There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS.
          -------------

          (a)     Inapplicable.

          (b)(1) The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.


          (c) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused Post-Effective Amendment No. 24/25 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 10th day of December, 1998.


                       THE BRINSON FUNDS

                       By: E. Thomas McFarlan*
                           President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


E. THOMAS MCFARLAN*
E. Thomas McFarlan       December 10, 1998
President

WALTER E. AUCH*
Walter E. Auch           December 10, 1998
Trustee

EDWARD M. ROOB*
Edward M. Roob           December 10, 1998
Trustee

FRANK K. REILLY*
Frank K. Reilly          December 10, 1998
Trustee

CAROLYN M. BURKE*
Carolyn M. Burke         December 10, 1998
Treasurer, Principal
Accounting Officer


--------------------------
*By:  /s/ Lloyd Lipsett
      --------------------
      as Attorney-in-Fact and Agent pursuant to Power of Attorney

                           REGISTRATION NO. 33-47287



                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



               EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 24 TO THE

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  ON FORM N-1A
                            AND AMENDMENT NO. 25 TO
                          THE REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                               THE BRINSON FUNDS

                               THE BRINSON FUNDS


                        INDEX TO EXHIBITS TO FORM N-1A

Exhibit        Description of
Number         Exhibit

EX-99.j1       Consent of Ernst & Young LLP

EX-99.j2       Consents of PricewaterhouseCoopers LLP

EX-99.n        Financial Data Schedules on behalf of each Series of the Trust
